UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07989

Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

Metropolitan West Funds

865 South Figueroa Street

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-1050

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT March 31, 2011
METROPOLITAN WEST FUNDS Ultra Short Bond Fund Low Duration Bond Fund Intermediate Bond Fund Total Return Bond Fund High Yield Bond Fund Strategic Income Fund AlphaTrak 500 Fund

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

We thank you for your continued investment with the Metropolitan West Funds. Steady inflows to the Funds since our September 2010 Semi-Annual Report have increased total assets to more than $17 billion, with the flagship Total Return Bond Fund at nearly $13 billion in aggregate across its share classes. Both Fund leadership and the overall investment team have enjoyed a period of stability and continuity that has resulted in the realization of good performance, particularly as we have moved away from the financial crisis of 2008. Over the long-term, the consistency of the team has afforded a measured approach to market cycles and a far-reaching perspective, providing the basis for solid returns relative to the various Fund benchmarks, an imperative for active investment management.

The March 31, 2011 Annual Report for the Metropolitan West Funds covers the following:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I-Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)

Economic Review and Market Environment

As GDP has grudgingly but steadily edged higher over the past two-plus years, among the ongoing risks has been a potential for external shocks to disrupt the fragile recovery, while spreading volatility across the global and, particularly, U.S. capital markets. So, with the start to 2011 full of political upheaval in the Middle East and North Africa and a tragically devastating earthquake, tsunami, and nuclear disaster in Japan a reasonable expectation would have had investors bracing for the worst in terms of a sustained flight-to-safety and, in accompaniment, a fevered selloff in the risk markets. While oil prices climbed higher and held at over $100 as conflagration in Libya intensified, other indicators either failed to appear or receded rapidly if they did. U.S. Treasury rates, to wit, rose over the quarter and the VIX indicator of implied equity market volatility did spike in mid March but quickly fell back to levels consistent with or lower than most of 2010. In a show of resilience (perhaps a testament to liquidity), investment grade and high yield risk premiums actually declined, the latter delivering decidedly positive returns – nearly 4% in the quarter and more than 7% in the past six months. In contrast, the U.S. Treasury market fell 0.2% to kick off 2011, after sliding 2.6% in the fourth quarter of 2010. The fall represented an unwinding of the rally that had followed Ben Bernanke’s speech last August in Jackson Hole, Wyoming signaling the Fed’s commitment to provide additional stimulus as needed to sustain economic recovery and lift employment.

On the economic front, recognizing that the effects of higher oil prices and trading partner dislocations will impact the data on a lagged basis, the contemporaneous readings appeared to confirm an ongoing recovery of modest pace. Principally, fourth quarter GDP growth was revised upward, settling in near 3% and, with more than 200 thousand additions to non-farm payrolls in March, the unemployment rate fell to 8.8% (from nearly 10% last November). Household finances look to be recovering, owing much to equity market appreciation that has nearly doubled the S&P 500 from March 2009 lows. Optimism from such developments would appear to account for a breakthrough in consumer outlays, punctuated by a significant increase in auto sales and outlook. Still, while economic positives are accumulating slowly, evidence of sluggishness – and thus risk – remains present. Most notably, the housing market has struggled to generate sustained momentum, especially since the expiration of the homebuyer credit last year. Case-Shiller data points to year-over-year declines in an overwhelming proportion of major markets, while even the up-in-market metropolitan areas had paltry gains.

Pacing the fixed income market over a reporting period along with high yield were commercial mortgage-backed securities (CMBS), which gained 3%.The investment grade corporate market, though not as rewarding as high yield, did post significant excess performance over U.S. Treasury issues though was not able to completely overcome rising rates to post positive returns over the past six months. Although jarred somewhat by the U.S. Treasury’s unexpected announcement to initiate an unwind of its mortgage holdings, agency MBS finished with a rally as buying for mortgage real estate investment trusts (REIT) amplified strong technicals, producing a 0.6% return in the first quarter and 0.8% for the six months. Non-agency MBS, too, benefitted from good market demand and scant new supply to deliver price appreciation to this still-attractive part of the market. Overall, on the return contributions from the spread sectors of the fixed income market, the Barclays Aggregate index, while posting 0.9% for the past six months, considerably outperformed the 2.8% fall in the U.S. Treasury index.

Annual Report March 2011 / 1

The Economy and Market Ahead

Market focus now shifts toward Fed action and slated end of QE2 heading into the latter half of 2011. Questions abound as to how the market might respond and the investor base that may come to fill the spot the Fed vacates. To the first, recent history has underscored the forward-looking nature of the markets. For example, the end of agency MBS buying at the close of the Fed’s QE1 program, confirmed an adjustment well ahead of the termination. While history is not certain to repeat, the year-to-date move up in rates, particularly against the events of the first quarter, suggests the process is unfolding. Regarding who steps up, a faith in the market mechanism means that the only pertinent question may be the first: At what yield level? As it pertains to the more traditional execution of monetary policy, via the Fed Funds rate, the zero interest rate policy (ZIRP) is likely to hold until early 2012, as evidence of more buoyant growth, e.g. increasing CPI, declining unemployment, housing revival, accumulates. However, a caveat exists in that it has become increasingly apparent that the consensus for unfettered and ongoing easing by the Fed has been breaking down for a while, so that any unexpected and sustained acceleration in economic indicators, especially if validated by the bond market, will increase calls for an expeditious move away from the ZIRP.

Across the dimensions of Fund positioning, strategy remains consistent to start the second quarter. Duration is short versus the index, informed by expectations of a higher U.S. Treasury rate environment owing to nearly 3 1/2 years (and running) of unprecedented monetary accommodation and effects of deficit financing of fiscal stimulus. Yield curve orientation continues with a focus on the intermediate term due to the steepness in the term structure, though the underweight at the long end was modestly reduced earlier in the quarter. With narrowing of yields relative to U.S. Treasury issues across the spread sectors steadily moderating outperformance expectations, relative value nonetheless persists and shapes the ongoing sector positioning. Emphasis continues in non-agency MBS, as technical strength should bridge the gap until demonstrable fundamental improvements materialize. Among corporates, the investment view on financial issuers, notably money center banks, leads to an ongoing overweight as the steep yield curve has enabled a rebuild of capital at the same time bad assets have been steadily written down. Top-of-the-capital-structure CMBS also continue as an overweight as asset coverage reinforces a favorable risk-adjusted outlook. Finally, agency MBS sector exposure will be retained and likely increased as gains are taken in the corporate, non-agency MBS, and CMBS sectors.

Data sources for the discussion above include Bloomberg, Barclays, and Merrill Lynch.

Fund Results

General Performance Commentary

In a change from the last several reports in which the relative performance was earned across the Funds largely through the sector allocation and security selection strategies, over the past six months positive incremental performance also came from a defensive duration position - about a half-year short the index through the quarter - as rates rose across the curve, but most notably 100 basis points in the 5- to 7-year stretch of the U.S. Treasury curve. While the contribution from interest rate positioning was welcome, it did not come at the expense of bottom-up sector allocation and security selection effects, which again were positive. Exposure to non-agency MBS and financial issuers, particularly money center banks, accounted for much of the value added as those areas continue to normalize from the deep distress of 2008. Opportunistic adjustments to the agency MBS exposure during the period also provided a measure of outperformance. Causing a slight drag to performance was an underweight to the lower quality segment of the CMBS market, which continues to see performance led by riskier lower-rated subordinated tranches included in the index (and not held in the Funds). In the High Yield Fund, a defensive interest rate duration was additive over the past six months, and security selection, notably in utilities and financials, contributed to favorable performance versus the index. This was achieved with comparatively higher quality than the index, which bore a higher allocation to the lowest quality cohorts than the Fund.

Following back-to-back years of solid index performance and outstanding relative return experience, expectations for fixed income alpha in 2011 are more in line with historical precedent rather than the recovery years of 2009 and 2010. While opportunity remains, the lower relative return outlook informs caution across the value-added dimensions. As a result, risk will be monitored on a continuous basis, with trimming of spread exposure on further gains. To the extent that periodic volatility picks up, the investment team – consistent with its value orientation – will look to take advantage of misalignments between price and fundamental value.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Due to recent favorable market conditions, some of the Funds have experienced an unusually high-performance which may not be sustainable or repeated in the future. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The net expense ratio reflects a contractual agreement by the adviser to reduce its fees and/or absorb expenses to limit the Fund’s total annual operating expenses until July 31, 2011. Without fee waivers, returns would have been lower. For additional expense ratio information, please refer to the Financial Highlights section of the report.

2 / Annual Report March 2011

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

	Performance Through March 31, 2011
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	2.70%	8.01%	1.91%	1.30%	—	2.42%
Merrill Lynch 1-Year U.S. Treasury Index	0.23%	0.74%	1.45%	3.18%	—	2.63%
MWUIX (Inception: July 31, 2004)	2.78%	8.43%	2.15%	1.55%	—	1.92%
Merrill Lynch 1-Year U.S. Treasury Index	0.23%	0.74%	1.45%	3.18%	—	2.92%

For MWUSX, the total expense ratio is 0.75% and the net expense ratio is 0.53%. For MWUIX, the total expense ratio is 0.59% and the net expense ratio is 0.37%.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

	Performance Through March 31, 2011
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	2.78%	8.63%	4.22%	3.41%	3.40%	4.58%
Merrill Lynch 1-3 Year U.S. Treasury Index	-0.12%	1.67%	2.22%	4.10%	3.64%	4.51%
MWLIX (Inception: March 31, 2000)	3.00%	8.82%	4.42%	3.63%	3.61%	4.09%
Merrill Lynch 1-3 Year U.S. Treasury Index	-0.12%	1.67%	2.22%	4.10%	3.64%	4.17%
MWLNX (Inception: September 22, 2009)	2.75%	8.41%	—	—	—	10.87%
Merrill Lynch 1-3 Year U.S. Treasury Index	-0.12%	1.67%	—	—	—	1.69%

For MWLDX, the total expense ratio is 0.63% and the net expense ratio is 0.61%. For MWLIX, the total expense ratio is 0.44% and the net expense ratio is 0.42%. For MWLNX, the total expense ratio is 0.83% and the net expense ratio is 0.81%.

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

	Performance Through March 31, 2011
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	1.71%	9.50%	7.56%	6.92%	—	5.60%
Barclays Capital U.S. Intermediate Government/Credit Index	-1.11%	4.63%	4.49%	5.68%	—	4.19%
MWIIX (Inception: June 28, 2002)	1.71%	9.62%	7.75%	7.13%	—	6.93%
Barclays Capital U.S. Intermediate Government/Credit Index	-1.11%	4.63%	4.49%	5.68%	—	4.93%

For MWIMX, the total expense ratio is 0.77% and the net expense ratio is 0.66%. For MWIIX, the total expense ratio is 0.56% and the net expense ratio is 0.45%.

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX)

	Performance Through March 31, 2011
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	1.31%	8.86%	8.89%	8.18%	6.61%	7.43%
Barclays Capital U.S. Aggregate Bond Index	-0.87%	5.12%	5.30%	6.03%	5.56%	6.29%
MWTIX (Inception: March 31, 2000)	1.41%	9.08%	9.12%	8.40%	6.83%	7.35%
Barclays Capital U.S. Aggregate Bond Index	-0.87%	5.12%	5.30%	6.03%	5.56%	6.18%
MWTNX (Inception: December 18, 2009)	1.21%	8.63%	—	—	—	9.20%
Barclays Capital U.S. Aggregate Bond Index	-0.87%	5.12%	—	—	—	4.63%

For MWTRX, the total expense ratio is 0.66% and the net expense ratio is 0.66%. For MWTIX, the total expense ratio is 0.45% and the net expense ratio is 0.45%. For MWTNX, the total expense ratio is 0.86% and the net expense ratio is 0.86%.

Annual Report March 2011 / 3

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

		Performance Through March 31, 2011
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	7.99%	14.19%	14.36%	9.59%	—	11.95%
Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	7.24%	14.26%	13.14%	9.17%	—	11.33%
MWHIX (Inception: March 31, 2003)	8.12%	14.48%	14.64%	9.86%	—	10.61%
Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	7.24%	14.26%	13.14%	9.17%	—	10.21%

For MWHYX, the total expense ratio is 0.87% and the net expense ratio is 0.80%. For MWHIX, the total expense ratio is 0.62% and the net expense ratio is 0.55%.

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

		Performance Through March 31, 2011
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	5.24%	16.21%	8.33%	3.02%	—	4.97%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.09%	2.18%	2.54%	4.29%	—	4.26%
MWSIX (Inception: March 31, 2004)	5.50%	16.66%	8.60%	3.28%	—	3.54%
Merrill Lynch 3-Month U.S. Treasury Index + 2%	1.09%	2.18%	2.54%	4.29%	—	4.39%

For MWSTX, the total expense ratio is 1.71% and the net expense ratio is 1.71%. For MWSIX, the total expense ratio is 1.46% and the net expense ratio is 1.46%.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

		Performance Through March 31, 2011
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	21.91%	26.31%	3.27%	1.33%	2.71%	2.90%
Standard & Poor’s 500 Index	17.31%	15.65%	2.35%	2.62%	3.29%	3.01%

For MWATX, the total expense ratio is 1.02% and the net expense ratio is 0.93%.

A Consistent Long-Term Value Orientation

We remain committed to an investment approach that emphasizes a long-term perspective and an understanding that market pricing can and does come disconnected to fundamental value on a persistent basis. By maintaining discipline, we seek to continue adding value to client portfolios in a measured, risk-controlled manner. Diversification is a cornerstone to the portfolio construction, not only in the traditional manner of allocating across maturities, sectors and individual securities, but also in the decisions – duration, yield curve positioning, sector allocation and security selection – that drive performance through time. While market conditions change constantly, our process is steadfast and vigilant to opportunities to bring value.

4 / Annual Report March 2011

Again, we thank you for your continued support of the Metropolitan West Funds and look forward to the ongoing opportunity to meet your investment objectives.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Bond Funds have similar interest rates, issues, and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the funds include derivatives risk, foreign securities risk, asset-backed securities risk, and prepayment risk. The High Yield Bond Fund is a non-diversified fund which purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including “leverage risk”. The Strategic Income Fund is also a non-diversified fund which engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the value of the Fund’s investments in foreign securities on changing currency values, political and economic environments in the countries where the Fund invests. Asset-backed securities risk refers to certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Prepayment risk refers to the possibility that falling interest rates may cause the owners of the underlying to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of the Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage Risk refers to the limited ability of Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding which could create interest expenses that can exceed the income from the assets retained.

 The views and forecasts expressed here are as of March 2011, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

Funds are distributed by BNY Mellon Distributors Inc., 760 Moore Rd., King of Prussia, PA 19406.

This report must be preceded or accompanied by a prospectus.

Annual Report March 2011 / 5

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the Merrill Lynch 1-Year U.S. Treasury Index. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class M were 8.01% and 2.42%, respectively. The inception date for the Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Ultra Short Bond Fund Class I was July 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Ultra Short Bond Fund Class I were 8.43% and 1.92%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $11,355.

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the Merrill Lynch 1-3Year U.S.Treasury Index. The one year and average annual ten year total returns for the Metropolitan West Low Duration Bond Fund Class M were 8.63% and 3.40%, respectively. The inception date for Class M was March 31, 1997. The graph assumes that distributions were reinvested.

6 / Annual Report March 2011

The inception date for the Metropolitan West Low Duration Bond Fund Class I was March 31, 2000. The one year and average annual ten year total returns for the Metropolitan West Low Duration Bond Fund Class I were 8.82% and 3.61%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $14,252.

The inception date for the Metropolitan West Low Duration Bond Fund Administrative Class was September 22, 2009. The one year and average annual since inception total returns for the Metropolitan West Low Duration Bond Fund Administrative Class were 8.41% and 10.87%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Administrative Class shares would have been valued at $11,699.

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class M were 9.50% and 5.60%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Intermediate Bond Fund Class I was June 28, 2002. The one year and average annual since inception total returns for the Metropolitan West Intermediate Bond Fund Class I were 9.62% and 6.93%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $17,973.

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Barclays Capital U.S.Aggregate Bond Index. The one year and average annual ten year total returns for the Metropolitan West Total Return Bond Fund Class M were 8.86% and 6.61%, respectively. The inception date for Class M was March 31, 1997. The graph assumes that distributions were reinvested.

Annual Report March 2011 / 7

The inception date for the Metropolitan West Total Return Bond Fund Class I was March 31, 2000. The one year and average annual ten year total returns for the Metropolitan West Total Return Bond Fund Class I were 9.08% and 6.83%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $19,361.

The inception date for the Metropolitan West Total Return Bond Fund Administrative Class was December 18, 2009. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Administrative Class were 8.63% and 9.20%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $11,194.

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Barclays Capital U.S. Corporate HighYield Index - 2% Issuer Cap. The one year and average annual since inception total returns for the Metropolitan West High Yield Bond Fund Class M were 14.19% and 11.95%, respectively. The inception date for Class M was September 30, 2002. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West High Yield Bond Fund Class I was March 31, 2003. The one year and average annual since inception total returns for the Metropolitan West High Yield Bond Fund Class I were 14.48% and 10.61%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $22,397.

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the Merrill Lynch 3-month U.S. Treasury Index plus 200 basis points. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class M were 16.21% and 4.97%, respectively. The inception date for Class M was June 30, 2003. The graph assumes that distributions were reinvested.

8 / Annual Report March 2011

The inception date for the Metropolitan West Strategic Income Fund Class I was March 31, 2004. The one year and average annual since inception total returns for the Metropolitan West Strategic Income Fund Class I were 16.66% and 3.54%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $12,756.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan WestAlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual ten year total returns for the Metropolitan West AlphaTrak 500 Fund were 26.31% and 2.71%, respectively. The inception date was June 29, 1998. The graph assumes that distributions were reinvested.

The performance data quoted in the various graphs on this and the preceding pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Annual Report March 2011 / 9

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended March 31, 2011 (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return.You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/10	Ending Account Value 03/31/11	Expense Ratio[1]	Expenses Paid During Period[2]
ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,027.00	0.50%	$2.53
Class I	$1,000.00	$1,027.80	0.34%	$1.72
Hypothetical 5% Return
Class M	$1,000.00	$1,022.44	0.50%	$2.52
Class I	$1,000.00	$1,023.24	0.34%	$1.72
LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,027.80	0.58%	$2.93
Class I	$1,000.00	$1,030.00	0.39%	$1.97
Administrative Class	$1,000.00	$1,027.50	0.78%	$3.94
Hypothetical 5% Return
Class M	$1,000.00	$1,022.04	0.58%	$2.92
Class I	$1,000.00	$1,022.99	0.39%	$1.97
Administrative Class	$1,000.00	$1,021.04	0.78%	$3.93

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 365.

10 / Annual Report March 2011

	Beginning Account Value 10/01/10	Ending Account Value 03/31/11	Expense Ratio[1]	Expenses Paid During Period[2]
INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,017.10	0.65%	$3.27
Class I	$1,000.00	$1,017.10	0.44%	$2.21
Hypothetical 5% Return
Class M	$1,000.00	$1,021.69	0.65%	$3.28
Class I	$1,000.00	$1,022.74	0.44%	$2.22
TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,013.10	0.63%	$3.16
Class I	$1,000.00	$1,014.10	0.42%	$2.11
Administrative Class	$1,000.00	$1,012.10	0.83%	$4.16
Hypothetical 5% Return
Class M	$1,000.00	$1,021.79	0.63%	$3.18
Class I	$1,000.00	$1,022.84	0.42%	$2.12
Administrative Class	$1,000.00	$1,020.79	0.83%	$4.18
HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,079.90	0.80%	$4.15
Class I	$1,000.00	$1,081.20	0.55%	$2.85
Hypothetical 5% Return
Class M	$1,000.00	$1,020.94	0.80%	$4.03
Class I	$1,000.00	$1,022.19	0.55%	$2.77
STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,052.40	2.23%	$11.41
Class I	$1,000.00	$1,055.00	1.98%	$10.14
Hypothetical 5% Return
Class M	$1,000.00	$1,013.81	2.23%	$11.20
Class I	$1,000.00	$1,015.06	1.98%	$9.95
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,219.10	0.90%	$4.98
Hypothetical 5% Return	$1,000.00	$1,020.44	0.90%	$4.53

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 365.

Annual Report March 2011 / 11

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2011

These tables are provided to give you a quick reference to the composition of each Fund. The Sector Diversification table is a percentage of net assets. The Distribution by Quality Rating and Distribution by Maturity tables are a percentage of market value. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ULTRA SHORT BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	34.60%	US Treasury	1.04%	0 to 1 years	22.61%
Non-Agency Mortgage-Backed	22.95%	Agency	47.21%	1 year to 3 years	32.61%
Corporate Bonds	14.81%	AAA	20.43%	3 years to 5 years	23.43%
Commercial Mortgage-Backed	9.73%	AA	8.12%	5 years to 10 years	16.70%
Money Market RIC	4.39%	A	6.75%	10 years to 20 years	3.55%
U.S. Agency Securities	4.04%	BBB	4.67%	20 years +	1.10%
U.S. Agency Discount Notes	3.63%	BB or below	11.78%
Municipal Bonds	1.58%
Asset-Backed Securities	1.51%
U.S. Treasury Securities	1.04%
Bank Loans	0.56%
Other *	1.16%
Total	100.00%	Total	100.00%	Total	100.00%

LOW DURATION BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	29.04%	US Treasury	0.57%	0 to 1 years	11.32%
U.S. Agency Mortgage-Backed	23.15%	Agency	37.74%	1 year to 3 years	33.21%
Non-Agency Mortgage-Backed	20.67%	AAA	13.59%	3 years to 5 years	28.76%
U.S. Agency Securities	11.26%	AA	12.71%	5 years to 10 years	18.19%
Commercial Mortgage-Backed	8.14%	A	10.08%	10 years to 20 years	7.63%
Asset-Backed Securities	3.93%	BBB	12.42%	20 years +	0.89%
Money Market RIC	1.86%	BB or below	12.89%
Municipal Bonds	1.08%
U.S. Treasury Securities	0.57%
Bank Loans	0.49%
U.S. Agency Discount Notes	0.44%
Other *	(0.63)%
Total	100.00%	Total	100.00%	Total	100.00%

12 / Annual Report March 2011

		INTERMEDIATE BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	29.89%	US Treasury	5.48%	0 to 1 years	2.92%
Corporate Bonds	29.63%	Agency	35.42%	1 year to 3 years	19.32%
Non-Agency Mortgage-Backed	17.15%	AAA	11.32%	3 years to 5 years	29.00%
Commercial Mortgage-Backed	11.19%	AA	12.83%	5 years to 10 years	43.21%
U.S. Treasury Securities	5.32%	A	13.84%	10 years to 20 years	4.32%
Asset-Backed Securities	5.11%	BBB	11.41%	20 years +	1.23%
Money Market RIC	3.98%	BB or below	9.70%
U.S. Agency Securities	3.18%
Municipal Bonds	1.58%
Bank Loans	0.23%
U.S. Treasury Bills	0.16%
Other *	(7.42)%
Total	100.00%	Total	100.00%	Total	100.00%

		TOTAL RETURN BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
U.S. Agency Mortgage-Backed	33.76%	US Treasury	15.38%	0 to 1 years	0.72%
Corporate Bonds	24.66%	Agency	37.54%	1 year to 3 years	13.54%
Non-Agency Mortgage-Backed	15.97%	AAA	3.42%	3 years to 5 years	23.82%
U.S. Treasury Securities	15.22%	AA	8.97%	5 years to 10 years	46.00%
Commercial Mortgage-Backed	7.85%	A	8.25%	10 years to 20 years	8.03%
Money Market RIC	4.11%	BBB	9.30%	20 years +	7.89%
Asset-Backed Securities	3.52%	BB or below	17.14%
U.S. Agency Securities	2.78%
Municipal Bonds	1.39%
Bank Loans	0.63%
U.S. Treasury Bills	0.16%
U.S. Agency Discount Notes	0.15%
Other *	(10.20)%
Total	100.00%	Total	100.00%	Total	100.00%

Annual Report March 2011 / 13

		HIGH YIELD BOND FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	82.33%	US Treasury	0.07%	0 to 1 years	12.95%
Bank Loans	7.52%	Agency	0.00%	1 year to 3 years	6.59%
Money Market RIC	3.70%	AAA	5.89%	3 years to 5 years	22.09%
Preferred Stock	0.89%	AA	3.12%	5 years to 10 years	50.10%
Non-Agency Mortgage-Backed	0.58%	A	0.09%	10 years to 20 years	5.22%
U.S. Treasury Bills	0.07%	BBB	3.43%	20 years +	3.05%
Put Options Purchased	0.05%	BB	18.85%
U.S. Agency Mortgage-Backed	0.00%	B	51.16%
Other *	4.86%	CCC	14.52%
		CC or below	2.87%
Total	100.00%	Total	100.00%		100.00%

		STRATEGIC INCOME FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Corporate Bonds	28.17%	US Treasury	1.19%	0 to 1 years	9.32%
Non-Agency Mortgage-Backed	27.62%	Agency	26.69%	1 year to 3 years	20.52%
U.S. Agency Mortgage-Backed	13.22%	AAA	11.80%	3 years to 5 years	24.60%
Asset-Backed Securities	11.90%	AA	5.33%	5 years to 10 years	21.67%
U.S. Agency Securities	7.12%	A	10.99%	10 years to 20 years	18.04%
Commercial Mortgage-Backed	6.05%	BBB	15.09%	20 years +	5.85%
Money Market RIC	3.42%	BB or below	28.91%
Bank Loans	1.56%
Preferred Stock	1.37%
Municipal Bonds	1.21%
U.S. Treasury Securities	1.09%
U.S. Treasury Bills	0.10%
Other *	(2.83)%
Total	100.00%	Total	100.00%	Total	100.00%

14 / Annual Report March 2011

		ALPHATRAK 500 FUND
Sector Diversification		Distribution by Quality Rating		Distribution by Maturity
Non-Agency Mortgage-Backed	26.74%	US Treasury	7.87%	0 to 1 years	74.15%
Corporate Bonds	25.22%	Agency	20.09%	1 year to 3 years	18.62%
U.S. Agency Mortgage-Backed	16.51%	AAA	28.51%	3 years to 5 years	6.18%
Money Market RIC	9.30%	AA	10.28%	5 years to 10 years	0.00%
Commercial Mortgage-Backed	9.19%	A	12.90%	10 years to 20 years	0.00%
U.S. Treasury Bills	7.87%	BBB	10.25%	20 years +	1.05%
U.S. Agency Securities	3.02%	BB or below	10.10%
Asset-Backed Securities	2.16%
Municipal Bonds	1.20%
U.S. Agency Discount Notes	0.56%
Other *	(1.77)%
Total	100.00%	Total	100.00%	Total	100.00%

*	Includes cash and equivalents, futures, swaps, written options, pending trades and Fund share transactions, interest and dividends receivable and accrued expenses payable.

The Sector Diversification is presented as a percentage of net assets. The Distribution by Quality Rating and Distribution by Maturity are presented as a percentage of market value. Credit rating distributions for each Fund were determined by giving each fixed income security the highest rating assigned by a nationally recognized statistical rating organization. If a security is not rated, the Adviser has assigned a credit rating based upon the credit rating of comparable quality-rated securities.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended December 31, 2010. The Funds’Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report March 2011 /15

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
BONDS – 90.82%
ASSET-BACKED SECURITIES — 1.51%**
ABFS Mortgage Loan Trust 2002-3 A (STEP)
4.76%	09/15/33		$15,819	$15,512
Aerco Ltd. 2A A4 (United Kingdom)
0.78%	07/15/25	[2,3,4]	49,600	46,503
BMW Vehicle Lease Trust 2009-1 A3
2.91%	03/15/12		324,481	325,891
Capital Auto Receivables Asset Trust 2008-CPA A1
1.11%	01/15/13	[3,4]	370,910	371,684
First Alliance Mortgage Loan Trust 1994-3 A1
7.83%	10/25/25		4,419	4,223
GE Seaco Finance SRL 2005-1A A (Barbados)
0.50%	11/17/20	[2,3,4]	466,667	434,741
Harley-Davidson Motorcycle Trust 2009-4 A4
2.40%	07/15/14		90,000	91,450
Huntington Auto Trust 2008-1A A3A
4.81%	04/16/12	[4]	61,880	61,954
Triton Container Finance LLC 2006-1A
0.42%	11/26/21	[3,4]	226,667	214,373
Triton Container Finance LLC 2007-1A
0.39%	02/26/19	[3,4]	146,875	141,081

Total Asset-Backed Securities (Cost $1,700,028)				1,707,412

CORPORATES — 14.81%*
Banking — 3.40%
Bank of America Corp. (MTN)
1.72%	01/30/14	[3]	550,000	558,259
Bank of America N.A.
0.61%	06/15/17	[3]	750,000	688,963
Commonwealth Bank of Australia (Australia)
1.04%	03/17/14	[2,3,4]	600,000	600,757
HSBC Bank Plc (United Kingdom)
1.10%	01/17/14	[2,3,4]	550,000	550,381
Lloyds TSB Bank Plc (United Kingdom)
2.65%	01/24/14	[2,3]	500,000	512,971
Royal Bank of Scotland Plc 1 (United Kingdom)
2.73%	08/23/13	[2,3]	500,000	513,925
UBS AG (Switzerland)
2.25%	08/12/13	[2]	425,000	429,360

				3,854,616

Communications — 0.96%
Qwest Corp.
7.88%	09/01/11		500,000	515,000
Verizon Communications, Inc.
1.95%	03/28/14		575,000	575,996

				1,090,996

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary — 0.49%
Anheuser-Busch InBev Worldwide, Inc.
0.85%	01/27/14	[3]	$550,000	$554,734

Electric — 0.72%
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		730,000	814,543

Finance — 7.80%
Citigroup Funding, Inc. (MTN)
0.61%	03/30/12	[3]	815,000	818,271
Citigroup Funding, Inc. 2
0.63%	04/30/12	[3]	900,000	904,247
Citigroup, Inc.
5.30%	10/17/12		1,075,000	1,134,788
General Electric Capital Corp. (MTN)
0.45%	06/20/14	[3]	250,000	245,812
General Electric Capital Corp. A (MTN)
0.57%	09/15/14	[3]	300,000	296,097
General Electric Capital Corp. G (MTN)
0.48%	06/01/12	[3]	1,030,000	1,032,719
Goldman Sachs Group, Inc.
1.06%	12/05/11	[3]	690,000	694,045
1.31%	02/07/14	[3]	430,000	432,857
5.45%	11/01/12		500,000	531,376
Goldman Sachs Group, Inc. B (MTN)
0.70%	07/22/15	[3]	200,000	194,477
Morgan Stanley
0.59%	02/10/12	[3]	990,000	993,331
0.66%	06/20/12	[3]	620,000	623,212
6.75%	04/15/11		155,000	155,258
Morgan Stanley (MTN)
0.75%	10/18/16	[3]	260,000	244,114
Morgan Stanley 1
1.16%	12/01/11	[3]	535,000	537,229

				8,837,833

Real Estate Investment Trust (REIT) — 0.53%
HCP, Inc.
2.70%	02/01/14		600,000	602,204

Transportation — 0.91%
Delta Air Lines, Inc. 2001 A2
7.11%	09/18/11	[5]	600,000	618,000
JetBlue Airways Pass-Through Trust 2004-2 G1
0.69%	08/15/16	[3]	447,376	413,823

				1,031,823

Total Corporates (Cost $16,268,983)				16,786,749

See accompanying notes to Schedule of Portfolio Investments.

16 / Annual Report March 2011

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
BANK LOANS — 0.56%*
Health Care — 0.56%
HCA Term Loan A
1.56%	11/16/12	[3,6]	$640,641	$637,473

Total Bank Loans (Cost $604,151)

MORTGAGE-BACKED — 67.28%**
Commercial Mortgage-Backed — 9.73%
Banc of America Commercial Mortgage, Inc. 2002-2 A3
5.12%	07/11/43		395,000	403,293
Banc of America Commercial Mortgage, Inc. 2002-PB2 A4
6.19%	06/11/35		576,509	591,913
Bayview Commercial Asset Trust 2007-3 A1
0.49%	07/25/37	[3,4]	1,286,696	1,035,506
Bear Stearns Commercial Mortgage Securities 2002-PBW1 A2
4.72%	11/11/35	[3]	575,000	593,477
Commercial Mortgage Asset Trust 1999-C1 A4
6.98%	01/17/32	[3]	395,000	413,725
Credit Suisse First Boston Mortgage Securities Corp. 2001-CK6 A3
6.39%	08/15/36		244,010	247,235
Credit Suisse First Boston Mortgage Securities, Corp. 2002-CP3 A3
5.60%	07/15/35		575,000	597,251
First Union National Bank Commercial Mortgage 2001-C4 A2
6.22%	12/12/33		387,047	393,185
First Union National Bank Commercial Mortgage 2002-C1 A2
6.14%	02/12/34		438,361	450,599
GE Capital Commercial Mortgage Corp. 2001-2 A4
6.29%	08/11/33		337,312	338,706
GE Capital Commercial Mortgage Corp. 2002-1A A3
6.27%	12/10/35		581,558	600,093
GE Capital Commercial Mortgage Corp. 2002-2A A3
5.35%	08/11/36		1,135,000	1,179,178
GE Capital Commercial Mortgage Corp. 2002-3A A2
5.00%	12/10/37		475,000	492,664
GE Capital Commercial Mortgage Corp. 2003-C1 A4
4.82%	01/10/38		570,000	591,158
GMAC Commercial Mortgage Securities, Inc. 2002-C1 A2
6.28%	11/15/39		447,396	454,752

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GMAC Commercial Mortgage Securities, Inc. 2002-C2 A3
5.71%	10/15/38		$366,652	$379,261
Greenwich Capital Commercial Funding Corp. 2002-C1 A4
4.95%	01/11/35		545,000	566,179
JPMorgan Chase Commercial Mortgage Securities Corp. 2001-CIB3 A3
6.47%	11/15/35		342,924	347,442
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-CA A3
5.38%	07/12/37		550,000	569,517
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-7 A4
5.74%	06/12/50	[3]	280,000	293,013
Nomura Asset Securities Corp. 1998-D6 A3
6.76%	03/15/30	[3]	360,000	392,901
Prudential Mortgage Capital Funding LLC 2001-ROCK A2
6.61%	05/10/34		100,325	100,284

				11,031,332

Non-Agency Mortgage-Backed — 22.95%
Aames Mortgage Trust 2002-1 A3 (STEP)
6.90%	06/25/32		34,578	27,944
ABFS Mortgage Loan Trust 2002-4 A (STEP)
4.93%	12/15/33		7,160	7,159
Adjustable Rate Mortgage Trust 2005-1 1A1
3.08%	05/25/35	[3]	1,166,219	938,298
American Home Mortgage Investment Trust 2004-3 3A
2.28%	10/25/34	[3]	855,488	715,479
Ameriquest Mortgage Securities. Inc., 2005-R11 A2C
0.48%	01/25/36	[3]	638,242	630,473
Banc of America Funding Corp. 2003-2 1A1
6.50%	06/25/32		22,444	23,451
Banc of America Funding Corp. 2007-8 2A1
7.00%	10/25/37		706,903	542,036
Banc of America Mortgage Securities, Inc. 2003-A 2A2
2.98%	02/25/33	[3]	5,024	4,541
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
3.04%	02/25/34	[3]	183,550	177,991
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
0.43%	03/25/37	[3]	2,500,000	1,815,147
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 A2C
1.55%	07/25/37	[3]	1,765,000	810,796

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 17

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp. 1994-1 A5
7.65%	04/15/19		$5,275	$5,474
Conseco Financial Corp. 1995-8 M1
7.30%	12/15/26		747,103	780,059
Conseco Financial Corp. 1996-8 A6
7.60%	10/15/27	[3]	12,332	13,045
Countrywide Alternative Loan Trust 2004-J6 2A1
6.50%	11/25/31		317,443	328,400
Countrywide Alternative Loan Trust 2005-16 A5
0.53%	06/25/35	[3]	758,616	263,713
Countrywide Alternative Loan Trust 2005-27 2A1
1.66%	08/25/35	[3]	1,588,661	952,339
Countrywide Alternative Loan Trust 2005-61 2A1
0.53%	12/25/35	[3]	1,076,173	763,934
Countrywide Asset-Backed Certificates 2003-BC1 M1
1.63%	12/25/32	[3]	351,357	162,381
Credit Suisse First Boston Mortgage Securities Corp. 2001-MH29 A (STEP)
5.60%	09/25/31		86,302	87,977
Credit Suisse First Boston Mortgage Securities Corp. 2002-AR31 4A2
3.10%	11/25/32	[3]	200,000	184,445
Credit-Based Asset Servicing and Securitization LLC 2007-CB4 A2A (STEP)
5.84%	04/25/37		265,175	267,167
Deutsche Financial Capital Securitization LLC 1997-I A3
6.75%	09/15/27		119,733	122,433
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR3 2A2A
0.62%	07/19/44	[3]	540,391	429,967
Fremont Home Loan Trust 2005-C M1
0.73%	07/25/35	[3]	500,000	451,229
GE Mortgage Services LLC 1998-HE1 A7
6.47%	06/25/28		456	452
GMAC Mortgage Corp. Loan Trust 2003-GH1 A5 (STEP)
5.60%	07/25/34		48,696	47,165
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		49,719	49,209
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		19,628	19,332
HSBC Home Equity Loan Trust 2006-3 A2V
0.38%	03/20/36	[3]	585,425	582,375

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
HSBC Home Equity Loan Trust 2007-3 APT
1.45%	11/20/36[3]	$543,241	$498,820
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
0.64%	12/25/34[3]	938,989	591,186
IndyMac Index Mortgage Loan Trust 2006-AR2 1A1A
0.47%	04/25/46[3]	1,403,456	826,949
IndyMac Index Mortgage Loan Trust 2007-FLX1 A1
0.35%	02/25/37[3]	420,963	417,732
IndyMac Manufactured Housing Contract 1998-2 A4
6.64%	12/25/27[3]	163,628	158,121
Irwin Home Equity Corp. 2003-A M2
2.90%	10/25/27[3]	483,981	411,506
JPMorgan Mortgage Trust 2005-A2 9A1
2.64%	04/25/35[3]	594,010	495,570
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
2.87%	01/25/34[3]	38,120	34,398
MASTR Adjustable Rate Mortgages Trust 2004-12 5A1
3.64%	10/25/34[3]	980,671	850,972
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
2.84%	06/25/34[3]	50,465	41,983
MASTR Seasoned Securities Trust 2004-1 4A1
2.96%	10/25/32[3]	149,321	140,912
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32	465,356	484,689
Merrill Lynch Mortgage Investors, Inc. 2003-A1 2A
2.41%	12/25/32[3]	458,091	455,402
Mid-State Trust 6 A4
7.79%	07/01/35	42,892	42,606
Morgan Stanley ABS Capital I 2004-NC2 M2
2.05%	12/25/33[3]	732,240	458,039
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28	2,614	2,641
Oakwood Mortgage Investors, Inc. 1998-B A3
6.20%	01/15/15	4,689	4,692
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17	234,770	235,312
Residential Asset Mortgage Products, Inc. 2003-SL1 A11
7.13%	03/25/16	103,540	106,778
Residential Asset Mortgage Products, Inc. 2004-SL1 A2
8.50%	11/25/31	125,984	128,958

See accompanying notes to Schedule of Portfolio Investments.

18 / Annual Report March 2011

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products, Inc. 2004-SL1 A8
6.50%	11/25/31		$232,223	$236,551
Residential Asset Mortgage Products, Inc. 2005-EFC2 M1
0.69%	07/25/35	[3]	374,550	369,101
Residential Asset Securitization Trust 2004-IP2 2A1
2.77%	12/25/34	[3]	519,998	519,889
Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)
8.60%	09/25/29		107,990	98,386
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.79%	02/25/25		10,233	10,260
Saxon Asset Securities Trust 2002-1 M2
2.05%	11/25/31	[3]	189,045	87,262
Soundview Home Equity Loan Trust 2006-WF2 A2C
0.39%	12/25/36	[3]	1,055,000	905,205
Structured Asset Mortgage Investments, Inc. 2006-AR8 A1A
0.45%	10/25/36	[3]	1,820,546	1,185,895
Structured Asset Mortgage Investments, Inc. 2007-AR3 2A1
0.44%	09/25/47	[3]	2,298,169	1,431,943
Structured Asset Securities Corp. 2001-15A 4A1
3.43%	10/25/31	[3]	42,036	40,312
Structured Asset Securities Corp. 2004-S4 M4
2.05%	12/25/34	[3]	335,718	323,479
Structured Asset Securities Corp. 2005-4XS 3A3 (STEP)
4.47%	03/25/35		206,562	209,201
Structured Asset Securities Corp. 2007-EQ1 A4
0.50%	03/25/37	[3]	3,000,000	1,249,443
Terwin Mortgage Trust 2004-13AL 2PX (IO)
0.34%	08/25/34	[4,7]	7,797,601	70,805
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[3]	1,243	499
Washington Mutual Alternative Mortgage Pass-Through Certificates 2005-4 CB13
0.75%	06/25/35	[3]	611,321	411,673
Washington Mutual Mortgage Pass-Through Certificates 2002-AR6 A
1.71%	06/25/42	[3]	115,927	97,078
Washington Mutual Mortgage Pass-Through Certificates 2003-AR6 A1
2.70%	06/25/33	[3]	476,095	474,435

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		$47,033	$48,447
Wells Fargo Home Equity Trust 2005-3 AII3
0.59%	11/25/35	[3]	494,802	484,169
Wells Fargo Home Equity Trust 2006-1 A3
0.40%	05/25/36	[3]	167,349	165,467

				26,011,177

U.S. Agency Mortgage-Backed — 34.60%
Fannie Mae 1988-12 A
4.10%	02/25/18	[3]	89,637	92,558
Fannie Mae 1993-80 S
10.53%	05/25/23	[3]	7,391	7,951
Fannie Mae 2000-27 AN
6.00%	08/25/30		10,050	10,856
Fannie Mae 2001-42 SB
8.50%	09/25/31	[3]	5,133	5,752
Fannie Mae 2001-60 OF
1.20%	10/25/31	[3]	839,495	855,605
Fannie Mae 2002-82 FP
0.75%	02/25/32	[3]	672,692	674,224
Fannie Mae 2003-124 IO (IO)
5.25%	03/25/31		29,434	759
Fannie Mae 2003-124 TS
9.80%	01/25/34	[3]	92,311	107,195
Fannie Mae 2003-30 ET
3.50%	08/25/16		88,649	88,383
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		90,989	9,461
Fannie Mae 2004-33 FM
1.06%	03/25/31	[3]	709,988	718,636
Fannie Mae 2004-60 FW
0.70%	04/25/34	[3]	926,312	928,157
Fannie Mae 2004-96 MT
7.00%	12/25/34	[3]	102,371	99,915
Fannie Mae 2005-39 BN
4.55%	06/25/28		301,065	304,609
Fannie Mae 2007-65 PA
6.00%	03/25/31		389,793	397,997
Fannie Mae 2007-68 SC (IO)
6.45%	07/25/37	[3]	1,702,412	257,458
Fannie Mae 2008-47 PF
0.75%	06/25/38	[3]	890,043	898,175
Fannie Mae 2009-33 FB
1.07%	03/25/37	[3]	1,161,531	1,173,413
Fannie Mae 2010-112 PI (IO)
6.00%	10/25/40		2,359,199	444,898

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 19

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae 2010-26 S (IO)
5.98%	11/25/36	[3]	$3,857,518	$520,780
Fannie Mae Pool 111643
3.08%	09/01/20	[3]	22,754	23,316
Fannie Mae Pool 190656
6.50%	02/01/14		94,375	103,341
Fannie Mae Pool 523829
8.00%	11/01/19		170,659	203,125
Fannie Mae Pool 555098
2.83%	11/01/32	[3]	98,718	104,007
Fannie Mae Pool 555177
2.40%	01/01/33	[3]	103,627	108,463
Fannie Mae Pool 555424
5.50%	05/01/33		904,481	972,776
Fannie Mae Pool 567002
8.00%	05/01/23		109,721	127,338
Fannie Mae Pool 646884
1.92%	05/01/32	[3]	7,132	7,201
Fannie Mae Pool 647903
1.87%	04/01/27	[3]	60,642	62,747
Fannie Mae Pool 648860
6.50%	05/01/17		482,298	527,166
Fannie Mae Pool 655127
7.00%	07/01/32		37,432	42,647
Fannie Mae Pool 655133
7.00%	08/01/32		42,703	48,675
Fannie Mae Pool 655151
7.00%	08/01/32		44,150	50,325
Fannie Mae Pool 754001
2.76%	12/01/33	[3]	410,876	412,357
Fannie Mae Pool 762525
6.50%	11/01/33		109,574	122,894
Fannie Mae Pool 770900
2.44%	04/01/34	[3]	430,912	453,005
Fannie Mae Pool 805268
1.82%	01/01/35	[3]	264,448	267,726
Fannie Mae Pool 893489
6.25%	09/01/36	[3]	370,118	395,911
Fannie Mae Pool AD0538
6.00%	05/01/24		773,780	843,723
Fannie Mae Pool AD0546
5.90%	11/01/37	[3]	325,915	346,252
Freddie Mac 1214 KA
1.14%	02/15/22	[3]	10,880	10,882
Freddie Mac 1526 L
6.50%	06/15/23		22,394	23,754
Freddie Mac 2043 CJ
6.50%	04/15/28		44,672	50,706

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac 2368 AF
1.21%	10/15/31	[3]	$798,498	$807,449
Freddie Mac 2527 TI (IO)
6.00%	02/15/32		89,290	2,955
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		115,098	2,719
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		34,962	4,598
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		146,159	12,078
Freddie Mac 2817 FA
0.76%	06/15/32	[3]	989,095	991,097
Freddie Mac 2877 MV
4.75%	12/15/28		255,982	258,869
Freddie Mac 2906 NX (IO)
5.25%	12/15/34	[3]	1,522,828	16,878
Freddie Mac 2945 LD
4.00%	02/15/35		739,057	765,293
Freddie Mac 2971 AB
5.00%	05/15/20		21,211	22,045
Freddie Mac 3300 FA
0.56%	08/15/35	[3]	1,225,000	1,218,094
Freddie Mac 3325 NF
0.56%	08/15/35	[3]	1,231,360	1,224,418
Freddie Mac 3345 FP
0.46%	11/15/36	[3]	360,641	359,353
Freddie Mac 3345 PF
0.44%	05/15/36	[3]	360,918	359,422
Freddie Mac 3346 FA
0.49%	02/15/19	[3]	940,386	941,335
Freddie Mac 3626 MA
5.00%	02/15/30		928,727	982,862
Freddie Mac Gold C90237
6.50%	11/01/18		112,791	124,267
Freddie Mac Gold C90474
7.00%	08/01/21		157,348	181,140
Freddie Mac Gold D93410
6.50%	04/01/19		77,993	86,085
Freddie Mac Gold G13107
5.50%	07/01/20		974,128	1,059,791
Freddie Mac Gold O30092
5.50%	10/01/15		16,678	17,769
Freddie Mac Gold P20295
7.00%	10/01/29		60,640	66,497
Freddie Mac Non Gold Pool 1G2627
5.99%	03/01/37	[3]	419,205	443,043
Freddie Mac Non Gold Pool 1J1393
6.22%	10/01/36	[3]	446,023	466,992

See accompanying notes to Schedule of Portfolio Investments.

20 / Annual Report March 2011

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Non Gold Pool 1J1509
6.36%	11/01/36	[3]	$440,975	$460,164
Freddie Mac Non Gold Pool 1J1534
5.70%	03/01/37	[3]	746,018	789,192
Freddie Mac Non Gold Pool 775554
3.40%	10/01/18	[3]	5,361	5,399
Freddie Mac Non Gold Pool 782824
2.24%	11/01/34	[3]	548,789	566,902
Freddie Mac Non Gold Pool 865369
4.07%	06/01/22	[3]	4,253	4,289
Ginnie Mae 2002-72 FB
0.65%	10/20/32	[3]	960,138	961,104
Ginnie Mae 2002-72 FC
0.65%	10/20/32	[3]	915,728	916,649
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		91,437	5,351
Ginnie Mae 2004-2 FW
1.66%	01/16/34	[3]	332,864	356,207
Ginnie Mae 2004-41 IE (IO)
5.50%	05/20/30		190,152	932
Ginnie Mae II Pool 80546
2.00%	10/20/31	[3]	36,508	37,654
Ginnie Mae II Pool 80610
3.38%	06/20/32	[3]	432,683	450,107
Ginnie Mae II Pool 80614
2.63%	07/20/32	[3]	56,574	58,432
Ginnie Mae II Pool 80687
3.50%	04/20/33	[3]	251,988	262,292
Ginnie Mae II Pool 8339
2.13%	12/20/23	[3]	66,123	68,240
Ginnie Mae II Pool 8684
2.63%	08/20/25	[3]	96,973	100,159
National Credit Union Administration Guaranteed Notes 2001-R2 1A
0.66%	02/06/20	[3]	1,433,385	1,433,385
National Credit Union Administration Guaranteed Notes 2010-R1 A1
0.71%	10/07/20	[3]	1,237,908	1,239,455
National Credit Union Administration Guaranteed Notes 2010-R2 1A
0.63%	11/06/17	[3]	1,238,855	1,239,239
National Credit Union Administration Guaranteed Notes 2010-R2 2A
0.73%	11/05/20	[3]	645,429	644,319
National Credit Union Administration Guaranteed Notes 2010-R3 1A
0.82%	12/08/20	[3]	378,762	380,539
National Credit Union Administration Guaranteed Notes 2010-R3 2A
0.82%	12/08/20	[3]	320,635	322,288

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
National Credit Union Administration Guaranteed Notes 2011-C1 2A
0.79%	03/09/21	[3]	$1,795,000	$1,795,000
National Credit Union Administration Guaranteed Notes 2011-R1 1A
0.71%	01/08/20	[3]	1,404,642	1,406,398
National Credit Union Administration Guaranteed Notes 2011-R3 1A
0.67%	03/11/20	[3]	1,200,000	1,200,000
National Credit Union Administration Guaranteed Notes 2011-R4 1A
0.72%	03/06/20	[3]	1,190,000	1,190,000

				39,213,864

Total Mortgage-Backed
(Cost $81,562,283)				76,256,373

MUNICIPAL BONDS — 1.58%*
Illinois — 0.79%
State of Illinois, Pension Funding G.O., Taxable
2.77%	01/01/12		190,000	191,170
4.03%	03/01/14		300,000	300,039
4.07%	01/01/14		400,000	400,504

				891,713

Kentucky — 0.79%
Kentucky Asset Liability Commission General Fund Revenue Bonds
0.84%	04/01/11		900,000	900,000

Total Municipal Bonds
(Cost $1,789,165)				1,791,713

U.S. AGENCY SECURITIES — 4.04%
U.S. Agency Securities — 4.04%
Fannie Mae I
0.40%	02/01/13	[3]	1,190,000	1,190,852
Federal Home Loan Bank
0.65%	10/18/12		1,155,000	1,153,486
Freddie Mac
0.30%	01/24/13	[3]	2,235,000	2,235,986

Total U.S. Agency Securities
(Cost $4,578,549)				4,580,324

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 21

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date	Principal Amount	Value
U.S. TREASURY SECURITIES — 1.04%
U.S. Treasury Notes — 1.04%
U.S. Treasury Notes
1.00%	08/31/11	$1,175,000	$1,179,223

Total U.S. Treasury Securities
(Cost $1,178,543)
Total Bonds – 90.82%
(Cost $107,681,702)			102,939,267

SHORT-TERM INVESTMENTS — 11.03%

Commercial Paper — 3.01%
BNP Paribas Finance, Inc.
0.26%[8]	04/18/11	1,135,000	1,134,858
National Rural Utilities Cooperative Finance Corp.
0.22%[8]	05/20/11	1,150,000	1,149,655
UBS Finance Corp.
0.23%[8]	04/21/11	1,130,000	1,129,859

			3,414,372

Money Market Fund — 4.39%
Dreyfus Cash Advantage Fund
0.16%[9]		3,451,000	3,451,000
DWS Money Market Series-Institutional
0.15%[9]		288,000	288,000
Goldman Sachs Financial Square Funds - Prime Obligations Fund
0.10%[9,10]		1,235,000	1,235,000

			4,974,000

U.S. Agency Discount Notes — 3.63%
Fannie Mae
0.13%[8]	04/18/11	1,140,000	1,139,952
Federal Home Loan Bank
0.12%[8]	04/14/11	2,980,000	2,979,871

			4,119,823

Total Short-Term Investments
(Cost $12,508,179)			12,508,195

Total Investments – 101.85%
(Cost $120,189,881)[1]			115,447,462

Liabilities in Excess of Other Assets – (1.85)%			(2,100,481)

Net Assets – 100.00%			$113,346,981

Expiration Date	Premiums (Received)	Notional Amount ( 000’s)[a]	Appreciation	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.

01/25/38	$(1,392,127)	$2,354	$161,781	$(1,230,346)

	$(1,392,127)	$2,354	$161,781	$(1,230,346)

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $120,214,621 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$4,561,323
Gross unrealized depreciation	(9,328,482)

Net unrealized depreciation	$(4,767,159)

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at March 31, 2011.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2011, was $3,527,785, representing 3.11% of total net assets.

[5]	Expected maturity date.
[6]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
02/04/09	HCA Term Loan A, 1.56%, 11/16/12	$604,151	$637,473	0.56%

[7]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $70,805, which is 0.06% of total net assets.
[8]	Represents annualized yield at date of purchase.
[9]	Represents the current yield as of March 31, 2011.
[10]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1,235,000.
*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

See accompanying notes to Schedule of Portfolio Investments.

22 / Annual Report March 2011

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2011

^ For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These classifications are unaudited.

(G.O.): General Obligation

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 23

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
BONDS – 98.33%
ASSET-BACKED SECURITIES — 3.93%**
Aerco Ltd. 2A A4 (United Kingdom)
0.78%	07/15/25	[2,3,4]	$1,391,280	$1,304,424
Aircastle Aircraft Lease Backed Trust 2007-1A G1
0.52%	06/14/37	3,4,†	5,040,325	4,536,251
Babcock & Brown Air Funding I Ltd. 2007-1A G1 (Bermuda)
0.56%	11/14/33	2,3,4,†	6,595,249	5,770,789
Brazos Higher Education Authority, Inc. 2010-1 A2
1.51%	02/25/35	[3]	2,370,000	2,259,644
Castle Trust 2003-1AW A1
1.01%	05/15/27	3,4,†	2,717,973	2,493,718
Conseco Finance Securitizations Corp. 2001-4 A4
7.36%	09/01/33		9,182,572	9,791,690
Discover Card Master Trust 2009-A2 A
1.56%	02/17/15	[3]	2,400,000	2,429,739
First Alliance Mortgage Loan Trust 1994-3 A1
7.83%	10/25/25		1,326	1,267
GE Corporate Aircraft Financing LLC 2005-1A B
0.90%	08/26/19	3,4,†	1,462,500	1,323,538
GE Corporate Aircraft Financing LLC 2005-1A C
1.55%	08/26/19	3,4,†	5,000,000	4,499,959
GE Seaco Finance SRL 2004-1A A (Barbados)
0.55%	04/17/19	[2,3,4]	2,050,417	1,980,245
GE Seaco Finance SRL 2005-1A A (Barbados)
0.50%	11/17/20	[2,3,4]	5,917,333	5,512,519
Genesis Funding Ltd. 2006-1A G1 (Bermuda)
0.49%	12/19/32	2,3,4,†	8,327,189	7,431,879
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		67,241	47,496
GSC Partners Gemini Fund Ltd. 1A A (Cayman Islands)
0.95%	10/10/14	2,3,4,†	401,647	391,602
Keycorp Student Loan Trust 2002-A 1A2
0.50%	08/27/31	[3]	5,734,363	5,280,744
North Carolina State Education Authority 2011-1 A3
1.21%	10/25/41		6,500,000	6,106,295
TAL Advantage LLC 2010-2A A
4.30%	10/20/25	[4]	3,406,875	3,547,316
TAL Advantage LLC 2011-A1 A
4.60%	01/20/26	[4]	1,475,000	1,492,475
Terwin Mortgage Trust 2005-9HGS A1
4.00%	08/25/35	[3,4]	210,006	204,174

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Textainer Marine Containers Ltd. 2005-1A A (Bermuda)
0.51%	05/15/20	[2,3,4]	$2,020,833	$1,956,263
Triton Container Finance LLC 2006-1A
0.42%	11/26/21	[3,4]	4,788,333	4,528,626
Triton Container Finance LLC 2007-1A
0.39%	02/26/19	[3,4]	3,023,177	2,903,903

Total Asset-Backed Securities (Cost $75,308,954)				75,794,556

CORPORATES — 29.04%*
Banking — 7.51%
Ally Financial, Inc.
2.51%	12/01/14	[3]	1,424,000	1,392,772
Bank of America Corp.
6.50%	08/01/16		2,400,000	2,658,910
Bank of America Corp. L (MTN)
5.65%	05/01/18		300,000	313,981
Bank of America N.A.
0.61%	06/15/17	[3]	2,500,000	2,296,545
BankAmerica Capital III
0.87%	01/15/27	[3]	2,881,000	2,226,679
BankAmerica Institutional Capital A
8.07%	12/31/26	[4]	5,250,000	5,407,500
Capital One Financial Corp.
7.38%	05/23/14		5,000,000	5,743,045
City National Corp.
5.13%	02/15/13		8,000,000	8,404,112
Commonwealth Bank of Australia (Australia)
2.13%	03/17/14	[2,4]	10,000,000	9,959,067
Credit Suisse/Guernsey 1 (Switzerland)
1.00%	05/29/49	[2,3]	8,390,000	6,680,537
Credit Suisse/New York (MTN) (Switzerland)
3.45%	07/02/12	[2]	1,825,000	1,880,964
5.00%	05/15/13	[2]	11,000,000	11,749,463
Deutsche Bank AG/London G (MTN) (Germany)
4.88%	05/20/13	[2]	7,640,000	8,127,165
HSBC Bank Plc (United Kingdom)
1.10%	01/17/14	[2,3,4]	10,000,000	10,006,932
JPMorgan Chase & Co.
3.45%	03/01/16		18,000,000	17,919,698
4.75%	05/01/13		30,000	31,885
JPMorgan Chase & Co. C (MTN)
0.77%	07/23/13	[3]	1,500,000	1,463,100
Lloyds TSB Bank Plc (United Kingdom)
4.88%	01/21/16	[2]	8,280,000	8,518,933
Nationsbank Capital Trust II
7.83%	12/15/26		3,200,000	3,296,000

See accompanying notes to Schedule of Portfolio Investments.

24 / Annual Report March 2011

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Nationsbank Capital Trust III
0.85%	01/15/27	[3]	$7,650,000	$5,918,560
Royal Bank of Scotland Plc (United Kingdom)
4.88%	03/16/15	[2]	7,117,000	7,403,844
Royal Bank of Scotland Plc 2 (United Kingdom)
3.40%	08/23/13	[2]	1,750,000	1,791,090
UBS AG (Switzerland)
2.25%	08/12/13	[2]	5,750,000	5,808,983
Wachovia Corp. (MTN)
5.50%	05/01/13		5,655,000	6,097,266
Westpac Banking Corp. (Australia)
1.04%	03/31/14	[2,3,4]	5,000,000	5,007,546
2.10%	08/02/13	[2]	5,000,000	5,049,925

				145,154,502

Communications — 1.59%
Cellco Partnership/Verizon Wireless Capital LLC (WI)
3.75%	05/20/11		5,440,000	5,463,136
CSC Holdings LLC
8.50%	04/15/14		7,460,000	8,401,825
Qwest Corp.
7.88%	09/01/11		8,995,000	9,264,850
Telecom Italia Capital SA (Luxembourg)
6.20%	07/18/11	[2]	4,060,000	4,121,615
Verizon Communications, Inc.
1.95%	03/28/14		3,500,000	3,506,061

				30,757,487

Consumer Discretionary — 0.24%
Anheuser-Busch InBev Worldwide, Inc.
0.85%	01/27/14	[3]	4,550,000	4,589,161

Electric — 1.05%
Cedar Brakes I LLC
8.50%	02/15/14	[4]	1,358,780	1,447,483
Cedar Brakes II LLC
9.88%	09/01/13	[4]	4,346,876	4,626,888
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[4]	93,328	89,480
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		7,149,000	7,976,940
Mirant Mid Atlantic Pass-Through Trust A
8.63%	06/30/12		2,497,607	2,585,023
W3A Funding Corp.
8.09%	01/02/17		3,558,343	3,567,324

				20,293,138

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy — 1.92%
Allis-Chalmers Energy, Inc.
9.00%	01/15/14		$450,000	$461,813
Aquila Canada Finance Corp. (Canada)
7.75%	06/15/11	[2]	1,835,000	1,859,695
El Paso Pipeline Partners Operating Co. LLC
4.10%	11/15/15		3,000,000	3,074,151
Florida Gas Transmission, Co. LLC
4.00%	07/15/15	[4]	3,500,000	3,580,707
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[4]	575,000	598,000
Massey Energy Co.
6.88%	12/15/13		375,000	384,375
OPTI Canada, Inc. (Canada)
7.88%	12/15/14	[2]	250,000	131,875
Panhandle Eastern Pipeline Co. LP
6.05%	08/15/13		2,375,000	2,563,388
Premcor Refining Group, Inc.
6.13%	05/01/11		8,000,000	8,024,632
Sabine Pass LNG LP
7.25%	11/30/13		5,295,000	5,440,613
Sonat, Inc.
7.63%	07/15/11		350,000	356,972
Tennessee Gas Pipeline Co.
8.00%	02/01/16		8,673,000	10,505,969

				36,982,190

Finance — 10.77%
Cantor Fitzgerald LP
6.38%	06/26/15	[4]	3,675,000	3,702,496
Chase Capital II B
0.80%	02/01/27	[3]	6,655,000	5,624,039
CIT Group, Inc.
7.00%	05/01/14		10,000,000	10,218,750
Citigroup, Inc.
1.16%	02/15/13	[3]	1,000,000	1,003,479
5.30%	10/17/12		1,424,000	1,503,199
5.50%	04/11/13		11,034,000	11,812,239
5.50%	10/15/14		3,510,000	3,788,933
6.38%	08/12/14		10,500,000	11,605,301
Countrywide Financial Corp. (MTN)
5.80%	06/07/12		3,233,000	3,410,314
General Electric Capital Corp.
1.88%	09/16/13		2,200,000	2,200,907
General Electric Capital Corp. (MTN)
0.45%	06/20/14	[3]	3,500,000	3,441,365
0.69%	05/05/26	[3]	6,300,000	5,467,127
General Electric Capital Corp. A (MTN)
0.57%	09/15/14	[3]	10,169,000	10,036,711

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 25

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Capital Corp. E (MTN)
0.44%	03/20/14	[3]	$5,500,000	$5,377,295
General Electric Capital Corp. G (MTN)
0.48%	06/01/12	[3]	12,605,000	12,638,271
Goldman Sachs Group, Inc.
0.76%	03/22/16	[3]	800,000	772,258
0.80%	01/12/15	[3]	2,500,000	2,474,737
1.06%	12/05/11	[3]	10,970,000	11,034,317
5.13%	01/15/15		583,000	623,519
5.45%	11/01/12		8,000,000	8,502,020
6.15%	04/01/18		3,500,000	3,800,037
International Lease Finance Corp.
6.50%	09/01/14	[4]	9,700,000	10,282,000
JPMorgan Chase Capital XIII M
1.26%	09/30/34	[3]	2,465,000	2,083,630
JPMorgan Chase Capital XXI U
1.25%	02/02/37	[3]	3,250,000	2,681,165
MBNA Capital A
8.28%	12/01/26		1,074,000	1,108,905
MBNA Capital B
1.10%	02/01/27	[3]	2,891,000	2,234,697
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17	[3]	30,000	32,250
8.95%	05/18/17	[3]	30,000	32,475
9.57%	06/06/17	[3]	5,184,000	5,721,840
Morgan Stanley
0.59%	02/10/12	[3]	18,310,000	18,371,613
0.66%	06/20/12	[3]	9,655,000	9,705,023
0.78%	10/15/15	[3]	2,830,000	2,719,953
2.88%	01/24/14		5,500,000	5,518,507
4.20%	11/20/14		750,000	774,951
6.00%	05/13/14		1,325,000	1,444,861
Morgan Stanley 1
1.16%	12/01/11	[3]	4,115,000	4,132,143
Morgan Stanley G (MTN)
0.60%	01/09/14	[3]	1,405,000	1,383,838
Power Receivable Finance LLC
6.29%	01/01/12	[4]	458,853	459,211
6.29%	01/01/12		481,633	484,306
Prudential Holdings LLC (AGM)
1.18%	12/18/17	[3,4]	10,665,000	9,984,812
US Education Loan Trust IV LLC 61A4
0.31%	03/01/41	4,†	7,175,000	6,134,497
Woodbourne Capital Trust I
2.73%	04/08/49	[3,4,5]	1,000,000	400,000
Woodbourne Capital Trust II
2.73%	04/08/49	[3,4,5]	1,000,000	400,000
Woodbourne Capital Trust IV
2.73%	04/08/49	[3,4,5]	1,000,000	400,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
ZFS Finance USA Trust IV
5.88%	05/09/32	[3,4]	$2,575,000	$2,594,313

				208,122,304

Health Care — 0.48%
Boston Scientific Corp.
5.45%	06/15/14		1,123,000	1,199,409
CHS/Community Health Systems, Inc.
8.88%	07/15/15		250,000	263,437
UnitedHealth Group, Inc.
4.88%	02/15/13		7,348,000	7,806,853

				9,269,699

Insurance — 1.55%
Berkshire Hathaway, Inc.
0.74%	02/11/13	[3]	5,475,000	5,512,038
Farmers Exchange Capital
7.20%	07/15/48	[4]	444,000	440,694
Farmers Insurance Exchange
6.00%	08/01/14	[4]	6,835,000	7,325,325
Metropolitan Life Global Funding I
2.21%	06/10/11	[3,4]	2,000,000	2,006,942
2.88%	09/17/12	[4]	2,810,000	2,867,958
5.13%	04/10/13	[4]	4,550,000	4,857,903
5.13%	06/10/14	[4]	3,230,000	3,503,229
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[3,4]	3,550,000	3,371,172

				29,885,261

Materials — 0.01%
Lyondell Chemical Co.
11.00%	05/01/18		93,569	105,499

Real Estate Investment Trust (REIT) — 3.08%
AvalonBay Communities, Inc. (MTN)
6.13%	11/01/12		1,057,000	1,135,192
Duke Realty LP
5.88%	08/15/12		956,000	1,007,996
6.25%	05/15/13		9,000,000	9,746,685
HCP, Inc.
6.45%	06/25/12		4,000,000	4,227,212
HCP, Inc. (MTN)
6.30%	09/15/16		7,600,000	8,383,446
Health Care REIT, Inc.
3.63%	03/15/16		3,000,000	2,978,686
4.70%	09/15/17		10,185,000	10,228,673
Healthcare Realty Trust, Inc.
5.13%	04/01/14		1,960,000	2,074,587
6.50%	01/17/17		2,375,000	2,624,491

See accompanying notes to Schedule of Portfolio Investments.

26 / Annual Report March 2011

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Kimco Realty Corp. C (MTN)
5.19%	10/01/13	$6,000,000	$6,419,326
Liberty Property LP
5.13%	03/02/15	4,180,000	4,474,147
WEA Finance LLC/WT Finance
7.50%	06/02/14[4]	5,490,000	6,278,923

			59,579,364

Services — 0.02%
Mobile Mini, Inc.
6.88%	05/01/15	375,000	388,125

Transportation — 0.82%
American Airlines Pass-Through Trust
2001-02
6.98%	04/01/11[6]	3,822	3,860
Continental Airlines Pass-Through Trust 1997-4 A
6.90%	01/02/18	170,100	180,732
Delta Air Lines, Inc. 2001 A2
7.11%	09/18/11	8,751,000	9,013,530
Northwest Airlines, Inc. 2001 1 A2
6.84%	04/01/11	1,500,000	1,515,015
UAL Pass-Through Trust 2009-1
10.40%	11/01/16	4,501,509	5,148,601

			15,861,738

Total Corporates (Cost $539,238,003)			560,988,468

BANK LOANS — 0.49%*
Communications — 0.06%
Charter Communications, Inc. Term Loan 3rd Lien
2.75%	09/06/14[3,7]	500,000	490,750
Dex Media West LLC Term Loan
7.00%	10/24/14[3,7]	706,582	630,771

			1,121,521

Electric — 0.02%
TXU Energy Term Loan B3
3.76%	10/10/14[3,7]	482,500	406,607

Health Care — 0.31%
HCA Term Loan A
1.56%	11/16/12[3,7]	6,081,382	6,051,310

Insurance — 0.01%
Asurion Corp. Term Loan
3.27%	07/03/14[3,7]	246,250	244,930

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services — 0.04%
Cengage Learning Term Loan B
2.50%	07/03/14	[3,7]	$723,750	$695,086

Transportation — 0.05%
Delta Air Lines, Inc. Term Loan 1st Lien
2.23%	04/30/12	[3,7]	950,204	945,157

Total Bank Loans (Cost $9,359,185)				9,464,611

MORTGAGE-BACKED — 51.96%**
Commercial Mortgage-Backed — 8.14%
Banc of America Commercial Mortgage, Inc. 2002-2 A3
5.12%	07/11/43		4,176,000	4,263,671
Banc of America Commercial Mortgage, Inc. 2002-PB2 A4
6.19%	06/11/35		9,861,101	10,124,578
Bayview Commercial Asset Trust 2005-1A A1
0.55%	04/25/35	[3,4]	1,045,744	916,340
Bayview Commercial Asset Trust 2005-2A A1
0.56%	08/25/35	[3,4]	541,020	430,197
Bayview Commercial Asset Trust 2006-3A A1
0.50%	10/25/36	[3,4]	4,672,548	3,603,609
Bayview Commercial Asset Trust 2007-1 A1
0.47%	03/25/37	[3,4]	133,990	110,032
Bayview Commercial Asset Trust 2007-3 A1
0.49%	07/25/37	[3,4]	643,348	517,753
Bear Stearns Commercial Mortgage Securities 2002-PBW1 A2
4.72%	11/11/35	[3]	6,240,000	6,440,517
Bear Stearns Commercial Mortgage Securities 2007-T28 AAB
5.75%	09/11/42		5,247,000	5,650,199
Bear Stearns Commercial Mortgage Securities, Inc. 2003-T12 A4
4.68%	08/13/39	[3]	7,195,000	7,567,769
Bear Stearns Commercial Mortgage Securities, Inc. 2005-T20 A4A
5.15%	10/12/42	[3]	7,620,000	8,187,189
Credit Suisse First Boston Mortgage Securities Corp. 2002-CKS4 A2
5.18%	11/15/36		7,966,830	8,257,742
Credit Suisse First Boston Mortgage Securities Corp. 2004-C5 A2
4.18%	11/15/37		2,436,078	2,434,422
Credit Suisse First Boston Mortgage Securities, Corp. 2002-CP3 A3
5.60%	07/15/35		9,525,000	9,893,591
GE Capital Commercial Mortgage Corp. 2001-2 A4
6.29%	08/11/33		10,199,394	10,241,526

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 27

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GE Capital Commercial Mortgage Corp. 2002-1A A3
6.27%	12/10/35		$3,027,945	$3,124,450
GMAC Commercial Mortgage Securities, Inc. 2001-C2 A2
6.70%	04/15/34		1,897,062	1,895,298
GMAC Commercial Mortgage Securities, Inc. 2004-C1 A4
4.91%	03/10/38		410,000	433,452
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7
5.32%	06/10/36	[3]	7,355,000	7,879,518
Greenwich Capital Commercial Funding Corp. 2006-GG7 A4
5.89%	07/10/38	[3]	6,080,000	6,659,344
JPMorgan Chase Commercial Mortgage Securities Corp. 2001-CIB3 A3
6.47%	11/15/35		8,345,968	8,455,915
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4
5.74%	02/12/49	[3]	1,918,000	2,056,861
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4
5.88%	02/15/51	[3]	1,375,000	1,474,184
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LDPX A3
5.42%	01/15/49		1,610,000	1,700,271
Merrill Lynch Mortgage Trust 2002-MW1 A4
5.62%	07/12/34		8,120,953	8,368,849
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 A3
5.17%	12/12/49	[3]	4,840,000	5,085,874
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-7 A4
5.74%	06/12/50	[3]	3,895,000	4,076,023
Morgan Stanley Capital I 2005-T19 A4A
4.89%	06/12/47		405,000	431,421
Morgan Stanley Capital I 2007-IQ16 A4
5.81%	12/12/49		2,570,000	2,781,161
Morgan Stanley Capital I 2007-T27 A4
5.65%	06/11/42	[3]	265,000	291,437
Morgan Stanley Dean Witter Capital I 2001-TOP3 A4
6.39%	07/15/33		2,568,214	2,576,023
TIAA Seasoned Commercial Mortgage Trust 2007-C4 A3
5.98%	08/15/39	[3]	10,500,000	11,361,851
Wachovia Bank Commercial Mortgage Trust 2002-C1 A4
6.29%	04/15/34		9,537,000	9,832,951

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Wachovia Bank Commercial Mortgage Trust 2004-C10 A3
4.39%	02/15/41		$78,099	$78,762

				157,202,780

Non-Agency Mortgage-Backed — 20.67%
Accredited Mortgage Loan Trust 2007-1 A4
0.47%	02/25/37	[3]	12,000,000	6,354,145
Adjustable Rate Mortgage Trust 2005-1 1A1
3.08%	05/25/35	[3]	9,898,280	7,963,805
American Home Mortgage Assets 2007-2 A1
0.37%	03/25/47	[3]	19,846,519	11,887,192
American Home Mortgage Assets 2007-4 A2
0.44%	08/25/37	[3]	20,182,861	14,893,720
American Home Mortgage Investment Trust 2004-2 2A
2.27%	02/25/44	[3]	12,800,694	11,575,697
Amresco Residential Securities Mortgage Loan Trust 1998-1 A5 (STEP)
7.57%	10/25/27		37,736	39,412
Banc of America Funding Corp. 2007-5 3A1
6.00%	07/25/37		8,972,732	6,775,057
Banc of America Funding Corp. 2007-8 2A1
7.00%	10/25/37		8,482,838	6,504,432
Banco de Credito Y Securitizacion SA 2001-1 AF (Argentina)
8.00%	05/31/10	[2,4,5]	300,619	24,049
Bear Stearns Asset Backed Securities Trust 2000-2 M2 (STEP)
8.28%	08/25/30		2,475,383	2,409,688
Bear Stearns Mortgage Funding Trust 2006-AR3 2A1
0.45%	11/25/36	[3]	12,510,143	7,687,414
Bear Stearns Mortgage Funding Trust 2007-AR4 2A1
0.46%	06/25/37	[3]	15,428,531	9,699,447
BHN I Mortgage Fund 2000-1 AF (Argentina)
8.00%	03/31/11	2,4,5,†	9,000	675
BlackRock Capital Finance LP 1997-R2 AP
1.22%	12/25/35	3,4,5,†	14,580	8,311
Carrington Mortgage Loan Trust 2004-NC2 M1
1.28%	08/25/34	[3]	218,633	151,022
Carrington Mortgage Loan Trust 2007-FRE1 A3
0.51%	02/25/37	[3]	14,875,000	5,948,422
Chase Funding Mortgage Loan Asset-Backed Certificates 2002-2 2M1
1.15%	02/25/32	[3]	736,997	416,828
Chase Mortgage Finance Corp. 2007-A2 2A3
3.06%	07/25/37	[3]	10,432,145	10,093,366

See accompanying notes to Schedule of Portfolio Investments.

28 / Annual Report March 2011

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Chevy Chase Mortgage Funding Corp. 2005-2A A1
0.43%	05/25/36	[3,4]	$3,054,639	$2,057,952
Chevy Chase Mortgage Funding Corp. 2005-AA B2
0.87%	01/25/36	[3,4]	685,116	187,655
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
3.04%	02/25/34	[3]	391,064	379,220
Citigroup Mortgage Loan Trust, Inc. 2006-AMC1 A2B
0.41%	09/25/36	[3]	6,826,876	3,353,225
Citigroup Mortgage Loan Trust, Inc. 2007-WFH1 A2
0.35%	01/25/37	[3]	138,202	134,026
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
0.43%	03/25/37	[3]	150,000	108,909
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 A2C
1.55%	07/25/37	[3]	90,000	41,344
Citigroup Mortgage Loan Trust, Inc. 2007-WFH4 M1
1.90%	07/25/37	[3]	8,520,000	2,384,889
Conseco Finance 2001-D A5
6.69%	11/15/32	[3]	334,111	341,088
Conseco Financial Corp. 1994-1 A5
7.65%	04/15/19		311,233	322,949
Conseco Financial Corp. 1997-3 A7
7.64%	03/15/28	[3]	2,797,459	3,050,150
Conseco Financial Corp. 1998-2 A5
6.24%	12/01/28	[3]	31,085	32,282
Countrywide Alternative Loan Trust 2005-27 2A1
1.66%	08/25/35	[3]	2,238,257	1,341,745
Countrywide Alternative Loan Trust 2005-51 2A2A
0.54%	11/20/35	[3]	18,188	17,839
Countrywide Alternative Loan Trust 2005-59 1A1
0.58%	11/20/35	[3]	9,422,135	5,907,768
Countrywide Alternative Loan Trust 2005-72 A1
0.52%	01/25/36	[3]	812,191	538,787
Countrywide Alternative Loan Trust 2006-46 A4
6.00%	02/25/47		6,394,884	5,390,146
Countrywide Alternative Loan Trust 2006-OA12 A2
0.46%	09/20/46	[3]	4,702,551	2,137,189

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Asset-Backed Certificates 2007-11 2A1
0.31%	06/25/47	[3]	$242,437	$238,209
Countrywide Asset-Backed Certificates 2007-4 A1A
0.37%	09/25/37	[3]	3,409,663	3,323,755
Countrywide Asset-Backed Certificates 2007-7 2A1
0.33%	10/25/47	[3]	218,464	213,992
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.02%	08/25/34	[3]	100,144	99,471
Credit-Based Asset Servicing and Securitization LLC 2005-CB7 AF3 (STEP)
5.55%	11/25/35		1,609,642	1,582,652
Credit-Based Asset Servicing and Securitization LLC 2006-CB1 AF2 (STEP)
5.24%	01/25/36		2,671,664	1,792,339
Credit-Based Asset Servicing and Securitization LLC 2006-CB9 A4
0.48%	11/25/36	[3]	6,000,000	2,673,510
Credit-Based Asset Servicing and Securitization LLC 2007-CB2 A2B (STEP)
4.76%	02/25/37		20,580,000	18,663,500
Credit-Based Asset Servicing and Securitization LLC 2007-CB5 A1
0.31%	04/25/37	[3]	2,365,482	1,720,020
Downey Savings & Loan Association Mortgage Loan Trust 2005-AR2 2A1A
0.46%	03/19/45	[3]	3,580,176	2,461,850
Downey Savings & Loan Association Mortgage Loan Trust 2006-AR1 2A1A
1.25%	04/19/47	[3]	81,541	56,428
First Horizon Alternative Mortgage Securities 2004-AA3 A1
2.33%	09/25/34	[3]	34,309	29,561
GMAC Mortgage Corp. Loan Trust 2000-HE2 A1
0.69%	06/25/30	[3]	1,717,245	1,020,414
Green Tree Home Improvement Loan Trust 1997-E HEB1
7.53%	01/15/29		2,486,295	2,450,907
GSAA Trust 2006-9 A4A
0.49%	06/25/36	[3]	12,068,217	5,941,770
Harborview Mortgage Loan Trust 2006-3 2A1A
5.92%	06/19/36	[3]	2,708,655	1,693,268
HSBC Home Equity Loan Trust 2005-3 M1
0.67%	01/20/35	[3]	3,814,653	3,460,476
HSBC Home Equity Loan Trust 2006-3 A4
0.49%	03/20/36	[3]	8,680,000	7,484,582

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 29

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
HSBC Home Equity Loan Trust 2007-1 AS
0.45%	03/20/36[3]	$9,480,826	$8,555,206
Impac CMB Trust 2005-5 A1
0.57%	08/25/35[3]	5,068,808	3,898,385
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
0.64%	12/25/34[3]	603,825	380,167
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
0.65%	11/25/34[3]	2,170,215	1,499,247
JPMorgan Mortgage Acquisition Corp. 2005-FRE1 A2F3 (STEP)
3.95%	10/25/35	2,581,495	2,490,588
JPMorgan Mortgage Acquisition Corp. 2007-CH1 AF2 (STEP)
5.45%	10/25/36	8,552,316	8,702,918
JPMorgan Mortgage Acquisition Corp. 2007-CH2 AF2 (STEP)
5.48%	01/25/37	15,300,000	13,845,284
JPMorgan Mortgage Acquisition Corp. 2007-CH5 A2
0.30%	05/25/37[3]	1,900,138	1,831,559
JPMorgan Mortgage Acquisition Corp. 2007-HE1 AV4
0.53%	03/25/47[3]	50,000	21,463
JPMorgan Mortgage Trust 2005-A3 5A3
2.75%	06/25/35[3]	131,160	110,085
JPMorgan Mortgage Trust 2007-A1 5A2
2.97%	07/25/35[3]	1,687,227	1,634,813
Lehman ABS Manufactured Housing Contract Trust 2001-B A4
5.27%	09/15/18	5,634,607	5,856,360
Lehman ABS Manufactured Housing Contract Trust 2001-B AIOC (IO)
0.55%	05/15/41[3,5]	327,415,220	4,876,162
Lehman XS Trust 2006-GP1 A4A
0.58%	05/25/46[3]	11,493,871	3,088,931
Long Beach Mortgage Loan Trust 2005-1 M1
0.75%	02/25/35[3]	3,676,127	3,603,485
MASTR Adjustable Rate Mortgages Trust 2003-6 4A2
5.15%	01/25/34[3]	108,505	105,999
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
2.87%	01/25/34[3]	150,129	135,469
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
2.84%	06/25/34[3]	266,743	221,908
MASTR Adjustable Rate Mortgages Trust 2004-9 1A4
0.85%	11/25/34[3]	4,544,584	4,340,430

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Asset Backed Securities Trust 2007-HE1 A3
0.46%	05/25/37[3]	$55,000	$27,579
MASTR Seasoned Securities Trust 2004-1 4A1
2.96%	10/25/32[3]	769,005	725,696
Merrill Lynch Alternative Note Asset 2007-AF1 AV1
5.04%	06/25/37[3]	7,267,883	4,192,396
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2C
0.43%	06/25/37[3]	19,057,200	9,425,386
Mid-State Trust 2004-1 B
8.90%	08/15/37	898,461	846,118
Mid-State Trust 2006-1 A
5.79%	10/15/40[4]	9,039,844	9,261,389
Morgan Stanley ABS Capital I 2004-NC2 M2
2.05%	12/25/33[3]	179,399	112,219
Morgan Stanley ABS Capital I 2004-NC7 M2
0.87%	07/25/34[3]	13,000,000	11,586,615
Morgan Stanley Mortgage Loan Trust 2007-10XS A18
6.00%	07/25/47[3]	11,644,993	9,039,391
Nationstar Home Equity Loan Trust 2007-A AV4
0.48%	03/25/37[3]	5,928,000	3,797,930
Nationstar Home Equity Loan Trust 2007-B 2AV1
0.37%	04/25/37[3]	189,251	185,079
Nationstar Home Equity Loan Trust 2007-C 2AV1
0.31%	06/25/37[3]	25,684	25,284
Nationstar Home Equity Loan Trust 2007-C 2AV3
0.43%	06/25/37[3]	7,807,200	4,739,626
Park Place Securities, Inc.
0.75%	03/25/35[3]	9,578,000	8,793,370
Park Place Securities, Inc. 2004-MHQ1 M1
0.95%	12/25/34[3]	8,586,913	8,308,293
Popular ABS Mortgage Pass-Through Trust 2007-A A3
0.56%	06/25/47[3]	70,000	35,771
Residential Asset Mortgage Products, Inc. 2004-SL4 A3
6.50%	07/25/32	2,132,443	2,178,448
Residential Asset Mortgage Products, Inc. 2005-SL1 A5
6.50%	05/25/32	4,236,689	4,047,514
Residential Asset Securities Corp. 2005-KS12 A2
0.50%	01/25/36[3]	6,985,643	6,637,765

See accompanying notes to Schedule of Portfolio Investments.

30 / Annual Report March 2011

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.79%	02/25/25		$7,580	$7,600
Resmae Mortgage Loan Trust 2006-1 A1B
0.52%	02/25/36	[3,4]	1,729,967	99,600
SG Mortgage Securities Trust 2006-FRE1 A1B
0.52%	02/25/36	[3]	1,601,906	958,289
Soundview Home Equity Loan Trust 2006-WF2 A2C
0.39%	12/25/36	[3]	12,000,000	10,296,169
Specialty Underwriting & Residential Finance 2005-AB1 A1C
0.59%	03/25/36	[3]	5,796,802	5,618,365
Structured Asset Mortgage Investments, Inc. 2005-AR7 1A1
2.64%	12/27/35	[3]	16,046,489	9,480,097
Structured Asset Mortgage Investments, Inc. 2006-AR8 A1A
0.45%	10/25/36	[3]	14,336,800	9,338,927
Structured Asset Securities Corp. 2002-5A 6A
6.16%	04/25/32	[3]	24,965	24,073
Structured Asset Securities Corp. 2003-26 3A5
2.54%	09/25/33	[3]	4,263,746	3,955,252
Structured Asset Securities Corp. 2005-S2 M2
0.92%	06/25/35	[3]	1,725,345	1,637,710
Terwin Mortgage Trust 2004-7HE A1
0.80%	07/25/34	[3,4]	142,962	130,953
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
1.08%	04/25/47	[3]	14,758,118	9,339,431
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
2.61%	01/25/33	[3]	443,240	431,553
Washington Mutual Mortgage Pass-Through Certificates 2005-AR2 2A21
0.58%	01/25/45	[3]	1,307,316	1,096,829
Washington Mutual Mortgage Pass-Through Certificates 2006-AR7 3A1B
2.98%	07/25/46	[3]	10,145,845	4,248,764
Wells Fargo Home Equity Trust 2005-3 AII3
0.59%	11/25/35	[3]	8,087,296	7,913,512
Wells Fargo Home Equity Trust 2007-2 A1
0.34%	04/25/37	[3]	537,380	523,665

				399,331,666

U.S. Agency Mortgage-Backed — 23.15%
Fannie Mae (TBA)
3.50%	04/25/26		32,875,000	32,959,755

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae 1997-76 FS
0.73%	09/17/27	[3]	$55,203	$54,247
Fannie Mae 2001-60 OF
1.20%	10/25/31	[3]	5,766,281	5,876,938
Fannie Mae 2006-B2 AB
5.50%	05/25/14		2,327,353	2,358,855
Fannie Mae 2007-64 FA
0.72%	07/25/37	[3]	5,754,888	5,726,965
Fannie Mae 2009-33 FB
1.07%	03/25/37	[3]	18,667,254	18,858,204
Fannie Mae 2010-26 S (IO)
5.98%	11/25/36	[3]	69,686,350	9,407,922
Fannie Mae 2010-43 DP
5.00%	05/25/40		12,190,498	13,016,214
Fannie Mae 2010-95 S (IO)
6.35%	09/25/40	[3]	34,863,414	5,537,426
Fannie Mae 2010-99 NI (IO)
6.00%	09/25/40		27,037,465	5,182,858
Fannie Mae G92-10 Z
7.75%	01/25/22		14,029	15,599
Fannie Mae Pool 555177
2.40%	01/01/33	[3]	64,940	67,970
Fannie Mae Pool 555284
7.50%	10/01/17		3,927	4,292
Fannie Mae Pool 567002
8.00%	05/01/23		114,946	133,403
Fannie Mae Pool 735861
6.50%	09/01/33		49,324	55,805
Fannie Mae Pool 745383
2.50%	12/01/35	[3]	2,530,524	2,660,846
Fannie Mae Pool 770900
2.44%	04/01/34	[3]	642,350	675,282
Fannie Mae Pool 805256
2.18%	01/01/35	[3]	811,023	839,775
Fannie Mae Pool 890141
5.50%	12/01/20		14,706,422	15,890,978
Fannie Mae Pool 942553
5.91%	08/01/37	[3]	10,544,326	11,355,658
Fannie Mae Pool 995182
5.50%	06/01/20		16,657,455	17,999,162
Fannie Mae Pool 995793
5.50%	09/01/36		11,804,225	12,720,246
Fannie Mae Pool AD0538
6.00%	05/01/24		5,674,389	6,187,300
Freddie Mac 2174 PN
6.00%	07/15/29		2,837,721	3,062,534
Freddie Mac 2454 FQ
1.26%	06/15/31	[3]	47,437	48,109

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 31

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		$239,227	$5,652
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		25,334	2,094
Freddie Mac 3345 FP
0.46%	11/15/36	[3]	7,853,295	7,825,264
Freddie Mac 3345 PF
0.44%	05/15/36	[3]	7,875,747	7,843,103
Freddie Mac 3346 FA
0.49%	02/15/19	[3]	13,583,147	13,596,851
Freddie Mac 3626 MA
5.00%	02/15/30		9,041,017	9,568,017
Freddie Mac 3672 A
6.00%	05/15/40		7,154,372	7,646,553
Freddie Mac Gold (TBA)
3.50%	04/15/26		11,130,000	11,163,912
Freddie Mac Gold A45796
7.00%	01/01/33		33,653	38,626
Freddie Mac Gold C46104
6.50%	09/01/29		38,491	43,506
Freddie Mac Gold G13032
6.00%	09/01/22		8,591,962	9,359,869
Freddie Mac Gold G13475
6.00%	01/01/24		1,069,400	1,165,145
Freddie Mac Non Gold Pool 1B1928
2.93%	08/01/34	[3]	2,098,339	2,198,945
Freddie Mac Non Gold Pool 1G2627
5.99%	03/01/37	[3]	6,022,895	6,365,387
Freddie Mac Non Gold Pool 1J1393
6.22%	10/01/36	[3]	6,235,359	6,528,512
Freddie Mac Non Gold Pool 1J1509
6.36%	11/01/36	[3]	4,132,943	4,312,781
Freddie Mac Non Gold Pool 1L0113
3.27%	05/01/35	[3]	1,879,905	1,970,341
Freddie Mac Non Gold Pool 1N0371
6.18%	01/01/37	[3]	5,755,586	6,111,475
Freddie Mac Non Gold Pool 1Q0196
5.78%	02/01/37	[3]	4,456,407	4,721,417
Freddie Mac Non Gold Pool 786781
3.10%	08/01/29	[3]	155,534	163,316
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		379,130	22,186
Ginnie Mae 2009-106 XI (IO)
6.55%	05/20/37	[3]	38,661,336	5,953,900
Ginnie Mae I Pool 422972
6.50%	07/15/29		47,569	53,879
Ginnie Mae II Pool 1849
8.50%	08/20/24		1,668	1,981

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 2020
8.50%	06/20/25		$3,051	$3,635
Ginnie Mae II Pool 2286
8.50%	09/20/26		3,253	3,885
Ginnie Mae II Pool 2487
8.50%	09/20/27		18,579	22,229
Ginnie Mae II Pool 80059
3.38%	04/20/27	[3]	53,187	55,329
Ginnie Mae II Pool 80589
3.50%	03/20/32	[3]	134,879	140,777
Ginnie Mae II Pool 80610
3.38%	06/20/32	[3]	36,421	37,888
Ginnie Mae II Pool 80968
2.63%	07/20/34	[3]	1,026,985	1,061,875
Ginnie Mae II Pool 81201
3.00%	01/20/35	[3]	26,796	27,789
Ginnie Mae II Pool 8599
3.38%	02/20/25	[3]	45,534	47,459
National Credit Union Administration Guaranteed Notes 2001-R2 1A
0.66%	02/06/20	[3]	13,641,875	13,641,875
National Credit Union Administration Guaranteed Notes 2010-R1 A1
0.71%	10/07/20	[3]	22,291,652	22,319,517
National Credit Union Administration Guaranteed Notes 2010-R2 1A
0.63%	11/06/17	[3]	28,372,573	28,381,368
National Credit Union Administration Guaranteed Notes 2010-R2 2A
0.73%	11/05/20	[3]	14,893,752	14,868,152
National Credit Union Administration Guaranteed Notes 2010-R3 1A
0.82%	12/08/20	[3]	10,265,428	10,313,573
National Credit Union Administration Guaranteed Notes 2010-R3 2A
0.82%	12/08/20	[3]	8,705,725	8,750,614
National Credit Union Administration Guaranteed Notes 2011-C1 2A
0.79%	03/09/21	[3]	32,320,000	32,320,000
National Credit Union Administration Guaranteed Notes 2011-R1 1A
0.71%	01/08/20	[3]	14,252,697	14,270,513
National Credit Union Administration Guaranteed Notes 2011-R3 1A
0.67%	03/11/20	[3]	9,380,000	9,380,000

See accompanying notes to Schedule of Portfolio Investments.

32 / Annual Report March 2011

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
National Credit Union Administration Guaranteed Notes 2011-R4 1A
0.72%	03/06/20	[3]	$14,115,000	$14,115,000

				447,120,533

Total Mortgage-Backed (Cost $1,052,897,844)				1,003,654,979

MUNICIPAL BONDS — 1.08%*
California — 0.46%
State of California, Recreational Facility Improvements, G.O., Taxable Variable Purpose 3
5.45%	04/01/15		1,715,000	1,812,309
State of California, Refunding Bonds, G.O., Taxable Variable Purpose
4.85%	10/01/14		4,900,000	5,107,270
State of California, School Improvements, G.O., Taxable Variable Purpose
5.50%	03/01/16		1,775,000	1,868,223

				8,787,802

Illinois — 0.62%
State of Illinois, Pension Funding G.O., Taxable
4.03%	03/01/14		525,000	525,068
4.07%	01/01/14		9,275,000	9,286,687
5.37%	03/01/17		2,250,000	2,250,450

				12,062,205

Total Municipal Bonds (Cost $20,524,350)				20,850,007

U.S. AGENCY SECURITIES — 11.26%
Fannie Mae
0.27%	08/23/12	[3]	18,620,000	18,644,908
0.28%	10/18/12	[3]	17,850,000	17,861,241
0.33%	12/03/12	[3]	3,655,000	3,661,016
Fannie Mae 1
2.00%	04/19/13		15,795,000	15,929,269
Fannie Mae I
0.40%	02/01/13	[3]	13,565,000	13,574,712
Federal Farm Credit Bank
0.23%	08/08/12	[3]	18,080,000	18,084,484
0.23%	08/20/12	[3]	16,110,000	16,113,657
Federal Home Loan Bank
0.31%	06/15/11	[3]	32,665,000	32,673,624
0.50%	05/16/12		16,805,000	16,841,390

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES (continued)
Freddie Mac
0.27%	11/07/11	[3]	$8,880,000	$8,884,591
0.27%	10/12/12	[3]	35,865,000	35,891,038
0.30%	01/24/13	[3]	19,375,000	19,383,545

Total U.S. Agency Securities (Cost $217,303,599)				217,543,475

U.S. TREASURY SECURITIES — 0.57%
U.S. Treasury Notes — 0.57%
U.S. Treasury Notes
1.00%	08/31/11		11,025,000	11,064,624

Total U.S. Treasury Securities (Cost $11,058,641)
Total Bonds – 98.33% (Cost $1,925,690,576)				1,899,360,720

SHORT-TERM INVESTMENTS — 3.95%
Commercial Paper — 1.65%
BNP Paribas Finance, Inc.
0.26%[8]	04/18/11		18,820,000	18,817,651
UBS Finance Corp.
0.23%[8]	04/21/11		13,100,000	13,098,363

				31,916,014

Money Market Fund — 1.86%
Dreyfus Cash Advantage Fund
0.16%[9]			22,357,000	22,357,000
DWS Money Market Series-Institutional
0.15%[9]			5,599,000	5,599,000
Goldman Sachs Financial Square Funds - Prime Obligations Fund
0.10%[9,10]			8,047,000	8,047,000

				36,003,000

U.S. Agency Discount Notes — 0.44%
Fannie Mae
0.29%[8]	07/01/11		8,425,000	8,422,868

Total Short-Term Investments (Cost $76,337,876)				76,341,882

Total Investments – 102.28% (Cost $2,002,028,452)[1]				1,975,702,602

Liabilities in Excess of Other Assets – (2.28)%				(43,973,450)

Net Assets – 100.00%				$1,931,729,152

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 33

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Morgan Stanley
09/20/12	$ –	$4,250	$(17,760)	$(17,760)
The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 5.40%, due 10/15/16. Counterparty: Citigroup, Inc.
12/20/12	–	1,250	(4,626)	(4,626)
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 5.40%, due 10/15/16. Counterparty: Citigroup, Inc.
12/20/12	–	2,750	(12,125)	(12,125)
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Citigroup, Inc.
12/20/12	–	1,425	(11,534)	(11,534)
The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Merrill Lynch & Co., Inc.
12/20/12	–	1,325	(10,256)	(10,256)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG
03/20/13	–	900	(30,327)	(30,327)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley
03/20/13	–	900	(30,327)	(30,327)
The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc.
06/20/13	–	1,600	(44,923)	(44,923)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG
03/20/14	–	275	(12,069)	(12,069)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: CS First Boston
12/20/14	(35,205)	2,930	(28,878)	(64,083)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: Deutsche Bank AG
12/20/14	(35,265)	2,935	(28,927)	(64,192)
The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.
03/20/15	–	1,800	(99,692)	(99,692)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.
09/20/16	39,844	1,170	29,270	69,114
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG
09/20/16	42,229	895	10,640	52,869

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc.
09/20/16	$41,994	$890	$10,580	$52,574
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston
09/20/16	23,294	9,950	442,417	465,711

	$76,891	$35,245	$161,463	$238,354

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.
01/25/38	$(3,393,310)	$5,737	$394,343	$(2,998,967)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.
01/25/38	(2,464,178)	3,922	413,602	(2,050,576)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.
01/25/38	(3,866,434)	5,884	790,570	(3,075,864)

	$(9,723,922)	$15,543	$1,598,515	$(8,125,407)

Expiration Date	Premiums (Received)	Notional Amount (000’s) [a]	Appreciation	Value[b]
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $115,920 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(115,920)	$10,080	$51,408	$(64,512)

	$(115,920)	$10,080	$51,408	$(64,512)

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes to Schedule of Portfolio Investments.

34 / Annual Report March 2011

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Notes:

[1]	Cost for federal income tax purposes is $2,002,186,721 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$69,775,422
Gross unrealized depreciation	(96,259,541)

Net unrealized depreciation	$(26,484,119)

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at March 31, 2011.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2011, was $172,959,274, representing 8.95% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $6,109,197, which is 0.32% of total net assets.
[6]	Expected maturity date.
[7]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets

07/03/07	Asurion Corp. Term Loan, 3.27%, 07/03/14	$245,101	$244,930	0.01%
06/27/07	Cengage Learning Term Loan B, 2.50%, 07/03/14	720,362	695,086	0.04%
06/04/07	Charter Communications, Inc. Term Loan 3rd Lien, 2.75%, 09/06/14	501,483	490,750	0.03%
04/25/07	Delta Air Lines, Inc. Term Loan 1st Lien, 2.23%, 04/30/12	950,204	945,157	0.05%
01/05/09	Dex Media West LLC Term Loan, 7.00%, 10/24/14	485,635	630,771	0.03%
10/22/07	HCA Term Loan A, 1.56%, 11/16/12	5,973,900	6,051,310	0.31%
10/31/07	TXU Energy Term Loan B3, 3.76%, 10/10/14	482,500	406,607	0.02%

		$9,359,185	$9,464,611	0.49%

[8]	Represents annualized yield at date of purchase.
[9]	Represents the current yield as of March 31, 2011.
[10]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $8,047,000.
†

Fair valued security. The aggregate value of fair valued securities is $32,591,220, which is 1.69% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

^ For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These classifications are unaudited.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.)

(G.O.): General Obligation

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.
Annual Report March 2011 / 35

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
BONDS – 103.28%
ASSET-BACKED SECURITIES — 5.11%**
Aerco Ltd. 2A A3 (United Kingdom)
0.72%	07/15/25	[2,3,4]	$1,393,388	$1,128,644
Aerco Ltd. 2A A4 (United Kingdom)
0.78%	07/15/25	[2,3,4]	155,000	145,324
Aircastle Aircraft Lease Backed Trust 2007-1A G1
0.52%	06/14/37	3,4,†	709,678	638,704
Babcock & Brown Air Funding I Ltd. 2007-1A G1 (Bermuda)
0.56%	11/14/33	2,3,4,†	854,534	747,710
Brazos Higher Education Authority, Inc. 2010-1 A2
1.51%	02/25/35	[3]	650,000	619,733
Conseco Finance Securitizations Corp. 2001-4 A4
7.36%	09/01/33		826,747	881,588
Discover Card Master Trust 2009-A2 A
1.56%	02/17/15	[3]	325,000	329,027
GE Corporate Aircraft Financing LLC 2005-1A B
0.90%	08/26/19	3,4,†	675,000	610,864
GE Seaco Finance SRL 2004-1A A (Barbados)
0.55%	04/17/19	[2,3,4]	339,167	327,559
GE Seaco Finance SRL 2005-1A A (Barbados)
0.50%	11/17/20	[2,3,4]	536,667	499,953
Genesis Funding Ltd. 2006-1A G1 (Bermuda)
0.49%	12/19/32	2,3,4,†	770,145	687,341
Keycorp Student Loan Trust 2002-A 1A2
0.50%	08/27/31	[3]	614,122	565,542
Peach Finance Co. 2000 A
4.71%	04/15/48	4,†	749,476	785,720
Sonic Capital LLC 2006-1A A2
5.10%	12/20/31	[4]	425,880	434,401
SVO VOI Mortgage Corp. 2003-AA A
3.95%	02/20/19	[4]	36,100	36,614
TAL Advantage LLC 2010-2A A
4.30%	10/20/25	[4]	416,875	434,060
Terwin Mortgage Trust 2005-9HGS A1
4.00%	08/25/35	[3,4]	14,674	14,267
Textainer Marine Containers Ltd. 2005-1A A (Bermuda)
0.51%	05/15/20	[2,3,4]	437,500	423,521
Triton Container Finance LLC 2006-1A
0.42%	11/26/21	[3,4]	637,500	602,924
Triton Container Finance LLC 2007-1A
0.39%	02/26/19	[3,4]	379,427	364,457

Total Asset-Backed Securities (Cost $9,829,505)				10,277,953

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 29.63%*
Banking — 6.07%
ANZ National International Ltd. (New Zealand)
6.20%	07/19/13	[2,4]	$600,000	$654,953
BAC Capital Trust XV
1.11%	06/01/56	[3]	1,432,000	996,938
Bank of America N.A.
0.61%	06/15/17	[3]	600,000	551,171
Barclays Bank Plc (United Kingdom)
5.20%	07/10/14	[2]	850,000	919,362
Capital One Financial Corp. (MTN)
5.70%	09/15/11		876,000	894,265
Credit Suisse/Guernsey 1 (Switzerland)
1.00%	05/29/49	[2,3]	770,000	613,113
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[2]	700,000	747,693
Credit Suisse/New York (Switzerland)
5.50%	05/01/14	[2]	500,000	548,444
6.00%	02/15/18	[2]	575,000	611,568
Deutsche Bank AG/London G (MTN) (Germany)
4.88%	05/20/13	[2]	760,000	808,461
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[3,4]	120,000	109,500
HBOS Plc G (MTN) (United Kingdom)
6.75%	05/21/18	[2,4]	915,000	896,774
JPMorgan Chase Bank N.A.
0.64%	06/13/16	[3]	600,000	570,703
6.00%	07/05/17		600,000	659,888
Nationsbank Capital Trust III
0.85%	01/15/27	[3]	616,000	476,579
Royal Bank of Scotland Plc (United Kingdom)
3.95%	09/21/15	[2]	1,000,000	1,000,011
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14	[2,4]	825,000	885,148
Wachovia Corp. (MTN)
5.50%	05/01/13		239,000	257,692

				12,202,263

Communications — 1.05%
Cellco Partnership/Verizon Wireless Capital LLC
5.55%	02/01/14		350,000	384,567
Qwest Corp.
7.88%	09/01/11		575,000	592,250
Telecom Italia Capital SA (Luxembourg)
6.20%	07/18/11	[2]	520,000	527,892
Verizon Communications, Inc.
1.95%	03/28/14		600,000	601,039

				2,105,748

See accompanying notes to Schedule of Portfolio Investments.

36 / Annual Report March 2011

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Electric — 2.39%
Cedar Brakes II LLC
9.88%	09/01/13[4]	$807,669	$859,697
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12	1,060,000	1,182,761
PG&E Corp.
5.75%	04/01/14	910,000	995,048
Public Service Co. of New Mexico
7.95%	05/15/18	475,000	534,394
Southwestern Electric Power Co.
6.45%	01/15/19	534,000	596,905
Texas-New Mexico Power Co.
9.50%	04/01/19[4]	500,000	635,370

			4,804,175

Energy — 1.88%
Sabine Pass LNG LP
7.25%	11/30/13	935,000	960,713
Southern Union Co.
7.20%	11/01/66[3]	910,000	873,600
Tennessee Gas Pipeline Co.
8.00%	02/01/16	1,000,000	1,211,342
Valero Energy Corp.
9.38%	03/15/19	471,000	602,964
Williams Cos., Inc.
7.88%	09/01/21	112,000	139,640

			3,788,259

Finance — 11.00%
Bear Stearns Cos. LLC
7.25%	02/01/18	1,140,000	1,330,080
Citigroup Funding, Inc. 2
0.63%	04/30/12[3]	655,000	658,091
Citigroup, Inc.
0.86%	08/25/36[3]	205,000	154,204
5.50%	04/11/13	451,000	482,809
5.50%	10/15/14	371,000	400,483
6.00%	08/15/17	250,000	271,961
6.38%	08/12/14	535,000	591,318
6.50%	08/19/13	408,000	446,336
8.50%	05/22/19	300,000	370,730
Countrywide Financial Corp. (MTN)
5.80%	06/07/12	625,000	659,278
General Electric Capital Corp.
5.63%	05/01/18	730,000	787,563
General Electric Capital Corp. (MTN)
0.69%	05/05/26[3]	500,000	433,899
1.21%	05/22/13[3]	340,000	341,254
General Electric Capital Corp. A (MTN)
0.57%	09/15/14[3]	1,394,000	1,375,865

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Electric Capital Corp. E (MTN)
0.44%	03/20/14[3]	$300,000	$293,307
Goldman Sachs Group, Inc.
0.49%	02/06/12[3]	210,000	209,951
1.06%	12/05/11[3]	785,000	789,602
6.15%	04/01/18	1,100,000	1,194,298
7.50%	02/15/19	550,000	641,830
Goldman Sachs Group, Inc. (MTN)
6.00%	05/01/14	250,000	274,717
Goldman Sachs Group, Inc. B (MTN)
0.70%	07/22/15[3]	100,000	97,239
International Lease Finance Corp.
6.50%	09/01/14[4]	1,000,000	1,060,000
JPMorgan Chase Capital XIII M
1.26%	09/30/34[3]	1,070,000	904,456
Merrill Lynch & Co., Inc. (MTN)
8.68%	05/02/17[3]	510,000	548,250
8.95%	05/18/17[3]	410,000	443,825
9.57%	06/06/17[3]	319,000	352,096
Morgan Stanley
0.59%	02/10/12[3]	2,140,000	2,147,201
0.66%	06/20/12[3]	1,150,000	1,155,958
0.78%	10/15/15[3]	187,000	179,728
6.75%	04/15/11	180,000	180,300
Morgan Stanley (MTN)
0.75%	10/18/16[3]	1,185,000	1,112,597
6.25%	08/28/17	800,000	863,149
Power Receivable Finance LLC
6.29%	01/01/12	99,255	99,806
Prime Property Funding II, Inc.
5.60%	06/15/11[4]	206,000	207,078
Prudential Holdings LLC (AGM)
1.18%	12/18/17[3,4]	500,000	468,111
US Education Loan Trust IV LLC 61A4
0.31%	03/01/414,†	700,000	598,487

			22,125,857

Health Care — 1.08%
HCA, Inc. (WI)
8.50%	04/15/19	430,000	475,150
UnitedHealth Group, Inc.
4.88%	02/15/13	760,000	807,459
WellPoint, Inc.
6.00%	02/15/14	800,000	887,232

			2,169,841

Insurance — 1.29%
Fairfax Financial Holdings Ltd. (Canada)
7.75%	04/26/12[2]	375,000	395,156

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 37

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Metropolitan Life Global Funding I
5.13%	06/10/14	[4]	$800,000	$867,673
Nationwide Mutual Insurance Co.
6.60%	04/15/34	[4]	440,000	411,775
Pricoa Global Funding I
5.45%	06/11/14	[4]	850,000	922,757

				2,597,361

Real Estate Investment Trust (REIT) — 3.31%
Duke Realty LP
6.25%	05/15/13		790,000	855,542
HCP, Inc.
7.07%	06/08/15		200,000	224,079
HCP, Inc. (MTN)
5.95%	09/15/11		820,000	838,166
6.30%	09/15/16		500,000	551,543
Health Care REIT, Inc.
4.70%	09/15/17		1,000,000	1,004,288
Shurgard Storage Centers LLC
5.88%	03/15/13		68,000	73,315
Simon Property Group LP
4.20%	02/01/15		400,000	423,067
UDR, Inc. (MTN)
5.00%	01/15/12		80,000	81,864
5.25%	01/15/15		1,000,000	1,050,315
WEA Finance LLC
7.13%	04/15/18	[4]	775,000	899,992
WEA Finance LLC/WT Finance
7.50%	06/02/14	[4]	570,000	651,910

				6,654,081

Transportation — 1.56%
Continental Airlines Pass-Through Trust 1997-4 A
6.90%	01/02/18		74,419	79,070
Continental Airlines Pass-Through Trust 1999-2 A-1
7.26%	03/15/20		388,924	420,037
Continental Airlines Pass-Through Trust 2007-1 A
5.98%	04/19/22		359,804	372,172
Delta Air Lines, Inc. 2001 A2
7.11%	09/18/11		1,202,000	1,238,060
JetBlue Airways Pass-Through Trust 2004-2 G1
0.69%	08/15/16	[3]	17,895	16,553
Northwest Airlines, Inc. 2001 1 A1
7.04%	04/01/22		193,716	202,312
Northwest Airlines, Inc. 2001 1 A2
6.84%	04/01/11		400,000	404,004

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
UAL Pass-Through Trust 2009-2 A
9.75%	01/15/17		$369,141	$418,975

				3,151,183

Total Corporates (Cost $54,702,656)				59,598,768

BANK LOANS — 0.23%*
Health Care — 0.23%
HCA Term Loan A
1.56%	11/16/12	[3,5]	455,133	452,882

Total Bank Loans (Cost $450,596)

MORTGAGE-BACKED — 58.23%**
Commercial Mortgage-Backed — 11.19%
Banc of America Commercial Mortgage, Inc. 2005-2 A5
4.86%	07/10/43	[3]	950,000	1,008,771
Bear Stearns Commercial Mortgage Securities, Inc. 2003-PWR2 A4
5.19%	05/11/39	[3]	40,000	42,285
Bear Stearns Commercial Mortgage Securities, Inc. 2005-T20 A4A
5.15%	10/12/42	[3]	1,140,000	1,224,855
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW13 A4
5.54%	09/11/41		470,000	504,727
Citigroup Commercial Mortgage Trust 2007-C6 A4
5.70%	12/10/49	[3]	40,000	43,340
Citigroup/Deutsche Bank Commercial Mortgage Trust 2007-CD4 A4
5.32%	12/11/49		1,100,000	1,157,739
Credit Suisse Mortgage Capital Certificates 2006-C5 A3
5.31%	12/15/39		175,000	183,983
GE Business Loan Trust 2003-2A A
0.63%	11/15/31	[3,4]	800,060	737,340
GE Business Loan Trust 2004-1 A
0.55%	05/15/32	[3,4]	863,044	802,475
GE Business Loan Trust 2004-2A A
0.48%	12/15/32	[4]	418,031	376,750
GE Capital Commercial Mortgage Corp. 2002-1A A3
6.27%	12/10/35		956,446	986,929
GE Capital Commercial Mortgage Corp. 2002-2A A3
5.35%	08/11/36		955,000	992,172
Greenwich Capital Commercial Funding Corp. 2002-C1 A4
4.95%	01/11/35		1,030,000	1,070,027

See accompanying notes to Schedule of Portfolio Investments.

38 / Annual Report March 2011

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Greenwich Capital Commercial Funding Corp. 2003-C1 A4
4.11%	07/05/35		$1,030,000	$1,067,861
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7
5.32%	06/10/36	[3]	1,110,000	1,189,159
Greenwich Capital Commercial Funding Corp. 2006-GG7 A4
5.89%	07/10/38	[3]	1,605,000	1,757,935
Greenwich Capital Commercial Funding Corp. 2007-GG9 A4
5.44%	03/10/39		1,740,000	1,844,187
JPMorgan Chase Commercial Mortgage Securities Corp. 2001-CIB3 A3
6.47%	11/15/35		899,619	911,470
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4
5.74%	02/12/49	[3]	955,000	1,024,141
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4
5.88%	02/15/51	[3]	465,000	498,542
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 A3
5.17%	12/12/49	[3]	760,000	798,608
Morgan Stanley Capital I 2005-T19 A4A
4.89%	06/12/47		935,000	995,996
Morgan Stanley Capital I 2007-IQ16 A4
5.81%	12/12/49		2,060,000	2,229,257
Nomura Asset Securities Corp. 1998-D6 A3
6.76%	03/15/30	[3]	965,000	1,053,194

				22,501,743

Non-Agency Mortgage-Backed — 17.15%
Ameriquest Mortgage Securities, Inc. 2005-R6 A2
0.45%	08/25/35	[3]	702,912	678,140
Banc of America Funding Corp. 2003-2 1A1
6.50%	06/25/32		10,359	10,824
Bear Stearns Asset Backed Securities Trust 2002-1 1A5 (STEP)
6.89%	12/25/34		10,644	10,409
Chase Funding Mortgage Loan Asset-Backed Certificates 2004-2 1A4
5.32%	02/25/35		11,815	11,468
Chevy Chase Mortgage Funding Corp. 2004-1A A1
0.53%	01/25/35	[3,4]	350,786	277,655
Chevy Chase Mortgage Funding Corp. 2005-2A A1
0.43%	05/25/36	[3,4]	326,570	220,015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc. 2004-HYB1 A41
3.04%	02/25/34	[3]	$30,592	$29,665
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
0.43%	03/25/37	[3]	1,526,500	1,108,329
Conseco Finance 2001-D A5
6.69%	11/15/32	[3]	122,507	125,066
Conseco Finance 2002-A A5 (STEP)
7.55%	04/15/32		227,199	236,439
Conseco Finance 2002-C BF2
8.00%	06/15/32	[3,4]	295,540	223,773
Conseco Finance 2002-C MF2
6.98%	06/15/32	[3]	7,964	8,004
Conseco Finance Home Loan Trust 2000-E M1
8.13%	08/15/31	[3]	93,241	91,687
Conseco Financial Corp. 1996-7 M1
7.70%	10/15/27	[3]	1,060,000	1,103,719
Conseco Financial Corp. 1997-3 A7
7.64%	03/15/28	[3]	530,164	578,053
Countrywide Alternative Loan Trust 2005-27 2A1
1.66%	08/25/35	[3]	389,758	233,644
Countrywide Alternative Loan Trust 2005-27 3A2
1.41%	08/25/35	[3]	37,303	20,524
Countrywide Alternative Loan Trust 2005-72 A1
0.52%	01/25/36	[3]	792,345	525,622
Countrywide Alternative Loan Trust 2006-OA16 A2
0.44%	10/25/46	[3]	2,276,270	1,446,084
Countrywide Asset-Backed Certificates 2004-AB1 2A3
1.29%	02/25/35	[3]	439,741	432,591
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.02%	08/25/34	[3]	460,981	457,882
Credit-Based Asset Servicing and Securitization LLC 2007-CB5 A1
0.31%	04/25/37	[3]	380,348	276,564
Deutsche ALT-A Securities, Inc. 2007-OA2 A1
1.08%	04/25/47	[3]	1,090,215	684,889
First Franklin Mortgage Loan Asset Backed Certificates 2006-FF18 M1
0.48%	12/25/37	[3]	2,085,307	66,955
Green Tree 2008-MH1 A2
8.97%	04/25/38	[3,4]	900,000	998,656
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		20	20

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 39

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Green Tree Home Improvement Loan Trust 1997-E HEB1
7.53%	01/15/29		$395,907	$390,272
Greenpoint Manufactured Housing 1999-5 A5
7.82%	12/15/29	[3]	875,000	949,816
GSR Mortgage Loan Trust 2004-9 5A7
3.83%	08/25/34	[3]	1,469,000	1,359,673
HSBC Home Equity Loan Trust 2006-4 A3V
0.40%	03/20/36	[3]	1,500,000	1,446,081
HSBC Home Equity Loan Trust 2007-2 M1
0.56%	07/20/36	[3]	1,110,000	839,762
IndyMac Index Mortgage Loan Trust 2004-AR6 6A1
5.51%	10/25/34	[3]	177,208	171,199
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
0.65%	11/25/34	[3]	54,880	37,913
IndyMac Index Mortgage Loan Trust 2007-AR5 1A1
5.01%	05/25/37	[3]	19,970	10,143
IndyMac Manufactured Housing Contract 1997-1 A3
6.61%	02/25/28		484,051	442,688
IndyMac Manufactured Housing Contract 1997-1 A4
6.75%	02/25/28		160,364	147,378
JPMorgan Mortgage Acquisition Corp. 2006-FRE1 A3
0.44%	05/25/35	[3]	919,104	844,378
Lehman ABS Manufactured Housing Contract Trust 2001-B A4
5.27%	09/15/18		553,868	575,666
Lehman ABS Manufactured Housing Contract Trust 2001-B A5
5.87%	05/15/22		318,250	322,317
Lehman XS Trust 2007-12N 1A3A
0.45%	07/25/47	[3]	4,500,000	1,741,110
Lehman XS Trust 2007-14H A12
0.75%	07/25/47	[3]	7,455,319	756,133
MASTR Adjustable Rate Mortgages Trust 2004-1 2A1
2.87%	01/25/34	[3]	1,906	1,720
MASTR Asset Securitization Trust 2002-8 1A1
5.50%	12/25/17		6,837	7,190
MASTR Seasoned Securities Trust 2004-1 4A1
2.96%	10/25/32	[3]	3,882	3,664
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		105,578	109,964

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Seasoned Securities Trust 2005-1 4A1
2.91%	10/25/32	[3]	$7,732	$7,508
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2C
0.43%	06/25/37	[3]	811,700	401,454
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2D
0.50%	06/25/37	[3]	1,500,000	741,543
Mid-State Trust 11 A1
4.86%	07/15/38		1,303,515	1,293,329
Mid-State Trust 2004-1 A
6.01%	08/15/37		307,368	314,161
Mid-State Trust 2004-1 B
8.90%	08/15/37		851,174	801,585
Mid-State Trust 2005-1 M2
7.08%	01/15/40		1,036,543	986,273
Morgan Stanley ABS Capital I 2004-NC7 M2
0.87%	07/25/34	[3]	2,000,000	1,782,556
Morgan Stanley ABS Capital I 2005-HE3 M3
0.78%	07/25/35	[3]	1,400,000	1,151,212
Nationstar Home Equity Loan Trust 2006-B AV4
0.53%	09/25/36	[3]	2,450,000	1,467,774
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		28,457	28,523
Option One Mortgage Loan Trust 2007-6 2A4
0.50%	07/25/37	[3]	2,159,800	928,643
Residential Accredit Loans, Inc. 2003-QS17 NB1
5.25%	09/25/33		8,787	8,825
Residential Asset Mortgage Products, Inc. 2002-RS4 AI5 (STEP)
6.16%	08/25/32		2,220	1,263
Residential Asset Mortgage Products, Inc. 2003-RS1 AI5 (STEP)
5.69%	03/25/33		15,836	8,535
Residential Asset Mortgage Products, Inc. 2003-SL1 A41
8.00%	04/25/31		59,823	63,122
Residential Asset Securitization Trust 2004-IP2 2A1
2.77%	12/25/34	[3]	111,090	111,067
Residential Funding Mortgage Securities II, Inc. 2003-HS2 AI4 (STEP)
3.87%	07/25/33		19,333	18,021
Resmae Mortgage Loan Trust 2006-1 A1B
0.52%	02/25/36	[3,4]	98,031	5,644
SG Mortgage Securities Trust 2006-FRE1 A1B
0.52%	02/25/36	[3]	82,149	49,143

See accompanying notes to Schedule of Portfolio Investments.

40 / Annual Report March 2011

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Soundview Home Equity Loan Trust 2006-WF2 A2C
0.39%	12/25/36	[3]	$1,680,000	$1,441,464
Structured Asset Mortgage Investments, Inc. 2005-AR3 1A1
0.52%	08/25/35	[3]	1,194,454	803,601
Structured Asset Mortgage Investments, Inc. 2005-AR8 A2
1.79%	02/25/36	[3]	1,484,166	1,087,277
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[3]	3,657	1,467
UCFC Home Equity Loan 1998-D MF1
6.91%	04/15/30		118,429	122,049
Washington Mutual Alternative Mortgage Pass-Through Certificates 2007-OA3 4A1
1.08%	04/25/47	[3]	795,781	503,597
Washington Mutual Mortgage Pass-Through Certificates 2002-AR18 A
2.61%	01/25/33	[3]	24,436	23,792
Wells Fargo Home Equity Trust 2006-1 A3
0.40%	05/25/36	[3]	334,369	330,610

				34,497,782

U.S. Agency Mortgage-Backed — 29.89%
Fannie Mae (TBA)
4.00%	04/25/41		1,210,000	1,190,338
6.00%	04/25/40		5,310,000	5,775,040
Fannie Mae 1989-25 G
6.00%	06/25/19		3,645	3,971
Fannie Mae 1992-116 B
6.50%	06/25/22		539	586
Fannie Mae 1993-225 SG
26.33%	12/25/13	[3]	74,437	90,449
Fannie Mae 1993-80 S
10.53%	05/25/23	[3]	23,095	24,846
Fannie Mae 2001-52 YZ
6.50%	10/25/31		574,180	642,061
Fannie Mae 2003-27 SG (IO)
7.40%	04/25/17	[3]	4,319,167	266,266
Fannie Mae 2003-W6 5T (IO)
0.55%	09/25/42	[3]	38,731,521	746,345
Fannie Mae 2007-64 FA
0.72%	07/25/37	[3]	928,541	924,035
Fannie Mae 2008-50 SA (IO)
5.80%	11/25/36	[3]	8,474,572	1,141,771
Fannie Mae Pool 253974
7.00%	08/01/31		23,016	26,085
Fannie Mae Pool 254232
6.50%	03/01/22		35,161	39,081

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 527247
7.00%	09/01/26		$137	$157
Fannie Mae Pool 545191
7.00%	09/01/31		11,323	12,832
Fannie Mae Pool 545646
7.00%	09/01/26		92	106
Fannie Mae Pool 549740
6.50%	10/01/27		42,636	48,021
Fannie Mae Pool 555177
2.40%	01/01/33	[3]	34,542	36,154
Fannie Mae Pool 555284
7.50%	10/01/17		1,866	2,039
Fannie Mae Pool 606108
7.00%	03/01/31		1,802	2,078
Fannie Mae Pool 630599
7.00%	05/01/32		18,027	20,780
Fannie Mae Pool 655928
7.00%	08/01/32		12,078	13,919
Fannie Mae Pool 735207
7.00%	04/01/34		9,278	10,556
Fannie Mae Pool 735646
4.50%	07/01/20		22,338	23,618
Fannie Mae Pool 735686
6.50%	12/01/22		195,229	215,337
Fannie Mae Pool 735861
6.50%	09/01/33		285,937	323,506
Fannie Mae Pool 764388
5.01%	03/01/34	[3]	244,692	259,731
Fannie Mae Pool 770869
2.45%	04/01/34	[3]	409,900	429,526
Fannie Mae Pool 776708
5.00%	05/01/34		783,925	826,488
Fannie Mae Pool 817611
5.31%	11/01/35	[3]	156,720	167,023
Fannie Mae Pool 844773
5.17%	12/01/35	[3]	11,166	11,900
Fannie Mae Pool 889125
5.00%	12/01/21		1,001,529	1,068,702
Fannie Mae Pool 889184
5.50%	09/01/36		1,024,448	1,103,306
Fannie Mae Pool 895606
5.73%	06/01/36	[3]	333,562	355,349
Fannie Mae Pool 918445
5.78%	05/01/37	[3]	35,040	37,483
Fannie Mae Pool 939419
5.64%	05/01/37	[3]	505,128	540,770
Fannie Mae Pool AD0791
4.76%	02/01/20		999,269	1,050,543

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 41

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AE0600
3.97%	11/01/20		$1,054,955	$1,047,493
Fannie Mae Pool AE0605
4.67%	07/01/20		1,005,730	1,051,453
Fannie Mae Pool AH3428
3.50%	01/01/26		3,315,322	3,333,971
Freddie Mac 1602 SN
10.09%	10/15/23	[3]	14,590	18,537
Freddie Mac 1688 W
7.25%	03/15/14		3,891	3,928
Freddie Mac 2174 PN
6.00%	07/15/29		204,487	220,687
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		51,794	1,224
Freddie Mac 2929 PE
5.00%	05/15/33		55,000	58,957
Freddie Mac Gold (TBA)
3.50%	04/15/26		6,910,000	6,931,054
Freddie Mac Gold A25162
5.50%	05/01/34		1,020,265	1,093,955
Freddie Mac Gold A33262
5.50%	02/01/35		150,956	163,171
Freddie Mac Gold A68781
5.50%	10/01/37		37,869	40,770
Freddie Mac Gold C90504
6.50%	12/01/21		4,436	4,905
Freddie Mac Gold E01279
5.50%	01/01/18		6,481	7,037
Freddie Mac Gold E90474
6.00%	07/01/17		12,481	13,575
Freddie Mac Gold G01548
7.50%	07/01/32		825,160	973,436
Freddie Mac Gold G01601
4.00%	09/01/33		23,133	23,015
Freddie Mac Gold G01611
4.00%	09/01/33		8,589	8,545
Freddie Mac Gold G01644
5.50%	02/01/34		849,823	913,013
Freddie Mac Gold G01673
5.50%	04/01/34		71,160	76,918
Freddie Mac Gold G02366
6.50%	10/01/36		604,760	677,284
Freddie Mac Gold G03640
5.50%	12/01/37		931,393	1,003,268
Freddie Mac Gold G06242
4.50%	09/01/40		2,649,278	2,706,300
Freddie Mac Gold G11707
6.00%	03/01/20		11,118	12,092

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold G12393
5.50%	10/01/21		$889,922	$964,175
Freddie Mac Gold G12909
6.00%	11/01/22		835,204	910,895
Freddie Mac Gold G13032
6.00%	09/01/22		687,810	749,283
Freddie Mac Gold J06246
5.50%	10/01/21		492,904	535,004
Freddie Mac Gold Pool A94843
4.00%	11/01/40		2,529,901	2,492,417
Freddie Mac Non Gold Pool 1B3413
5.91%	05/01/37	[3]	648,333	694,447
Freddie Mac Non Gold Pool 1J0045
5.11%	01/01/36	[3]	15,667	16,683
Freddie Mac Pool J13884
3.50%	12/01/25		2,737,631	2,750,814
Freddie Mac R001 AE
4.38%	04/15/15		296,377	300,372
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		42,819	2,506
Ginnie Mae 2004-8 SE
13.80%	11/26/23	[3]	147,210	162,107
Ginnie Mae I (TBA)
4.00%	04/15/41		2,460,000	2,460,768
Ginnie Mae I Pool 782810
4.50%	11/15/39		2,722,473	2,821,163
Ginnie Mae II Pool 80968
2.63%	07/20/34	[3]	73,272	75,762
National Credit Union Administration Guaranteed Notes 2001-R2 1A
0.66%	02/06/20	[3]	1,383,958	1,383,958
National Credit Union Administration Guaranteed Notes 2010-C1 A2
2.90%	10/29/20		1,100,000	1,072,585
National Credit Union Administration Guaranteed Notes 2010-R2 1A
0.63%	11/06/17	[3]	2,226,213	2,226,903
National Credit Union Administration Guaranteed Notes 2010-R2 2A
0.73%	11/05/20	[3]	1,163,727	1,161,727
National Credit Union Administration Guaranteed Notes 2011-C1 2A
0.79%	03/09/21	[3]	1,510,000	1,510,000

				60,106,955

Total Mortgage-Backed (Cost $111,663,592)				117,106,480

See accompanying notes to Schedule of Portfolio Investments.

42 / Annual Report March 2011

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS — 1.58%*
California — 0.58%
State of California, Recreational Facility Improvements, G.O., Taxable Variable Purpose 3
5.95%	04/01/16		$225,000	$241,508
State of California, Refunding Bonds, G.O., Taxable Variable Purpose
6.20%	10/01/19		866,000	921,156

				1,162,664

Illinois — 0.66%
State of Illinois, Pension Funding G.O., Taxable
4.07%	01/01/14		800,000	801,008
5.67%	03/01/18		525,000	524,522

				1,325,530

Texas — 0.34%
North Texas Higher Education Authority, Inc. 2011-1 A
1.41%	04/01/40	[3]	700,000	697,354

Total Municipal Bonds (Cost $3,130,488)				3,185,548

U.S. AGENCY SECURITIES — 3.18%
U.S. Agency Securities — 3.18%
Federal Home Loan Bank
0.65%	10/18/12		1,995,000	1,992,385
Freddie Mac
0.27%	10/12/12	[3]	4,390,000	4,393,187

				6,385,572

Total U.S. Agency Securities (Cost $6,385,000)				6,385,572

U.S. TREASURY SECURITIES — 5.32%
U.S. Treasury Notes — 5.32%
U.S. Treasury Notes
1.88%	09/30/17		1,985,000	1,880,788
2.13%	02/29/16		3,790,000	3,778,747

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
2.88%	03/31/18		$1,945,000	$1,942,880
3.50%	05/15/20		3,045,000	3,086,646

Total U.S. Treasury Securities (Cost $10,708,428)				10,689,061

Total Bonds – 103.28% (Cost $196,870,265)				207,696,264

SHORT-TERM INVESTMENTS — 6.98%

Commercial Paper — 2.84%
BNP Paribas Finance, Inc.
0.26%[6]	04/18/11		1,900,000	1,899,763
National Rural Utilities Cooperative Finance Corp.
0.22%[6]	05/20/11		1,895,000	1,894,432
UBS Finance Corp.
0.23%[6]	04/21/11		1,915,000	1,914,761

				5,708,956

Money Market Fund — 3.98%
Dreyfus Cash Advantage Fund
0.16%[7]			6,461,000	6,461,000
DWS Money Market Series-Institutional
0.15%[7]			792,000	792,000
Goldman Sachs Financial Square Funds - Prime Obligations Fund
0.10%[7,8]			758,000	758,000

				8,011,000

U.S. Treasury Bills — 0.16%
U.S. Treasury Bills
0.13%[6]	05/05/11	[9]	35,000	34,997
0.13%[6]	05/05/11	[9]	285,000	284,974

				319,971

Total Short-Term Investments (Cost $14,039,920)				14,039,927

Total Investments – 110.26% (Cost $210,910,185)[1]				221,736,191

Liabilities in Excess of Other Assets – (10.26)%				(20,624,885)

Net Assets – 100.00%				$201,111,306

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 43

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Contracts	Premiums (Received)	Value
CALL OPTIONS WRITTEN
U.S. Long Bond (CBT), Call Strike $120.50, expires 05/20/11	(25)	$(23,696)	$(15,625)
U.S. Long Bond (CBT), Call Strike $122, expires 05/20/11	(15)	(15,358)	(3,984)

Total Call Options Written		$(39,054)	$(19,609)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
62	U.S. Treasury Ten Year Note, Expiration June 2011	$10,309

	Net unrealized appreciation	$10,309

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
3	Euro Dollar Ninety Day, Expiration June 2011	$(17,707)
2	Euro Dollar Ninety Day, Expiration September 2011	(12,979)
2	Euro Dollar Ninety Day, Expiration December 2011	(13,804)
2	Euro Dollar Ninety Day, Expiration March 2012	(13,604)
2	Euro Dollar Ninety Day, Expiration June 2012	(12,879)

	Net unrealized depreciation	$(70,973)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Morgan Stanley
09/20/12	$—	$250	$(1,045)	$(1,045)
The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 5.40%, due 10/15/16. Counterparty: Citigroup, Inc.
12/20/12	—	100	(370)	(370)
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 5.40%, due 10/15/16. Counterparty: Citigroup, Inc.
12/20/12	—	175	(772)	(772)
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Citigroup, Inc.
12/20/12	—	175	(1,416)	(1,416)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)
The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Merrill Lynch & Co., Inc.
12/20/12	$–	$175	$(1,355)	$(1,355)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG
03/20/13	–	75	(2,527)	(2,527)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley
03/20/13	–	75	(2,527)	(2,527)
The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc.
06/20/13	–	80	(2,246)	(2,246)
The Fund pays a fixed rate equal to 2.73% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Citigroup, Inc.
03/20/14	–	210	(12,196)	(12,196)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG
03/20/14	–	200	(8,778)	(8,778)
The Fund pays a fixed rate equal to 2.67% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Citigroup, Inc.
03/20/14	–	135	(9,119)	(9,119)
The Fund pays a fixed rate equal to 1.20% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 5.40%, due 10/15/16. Counterparty: Citigroup, Inc.
03/20/14	–	140	(3,599)	(3,599)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: CS First Boston
12/20/14	(3,124)	260	(2,563)	(5,687)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: Deutsche Bank AG
12/20/14	(3,184)	265	(2,612)	(5,796)
The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.
03/20/15	–	150	(8,308)	(8,308)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.
09/20/16	5,960	175	4,378	10,338
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG
09/20/16	6,370	135	1,605	7,975
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc.
09/20/16	6,370	135	1,605	7,975

See accompanying notes to Schedule of Portfolio Investments. 44 / Annual Report March 2011

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s) [a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: Citigroup, Inc.
09/20/16	$296	$125	$5,555	$5,851
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston
09/20/16	1,463	625	27,790	29,253

	$14,151	$3,660	$(18,500)	$(4,349)

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	(Depreciation)	Value[b]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	$641,120	$1,120	$(562,242)	$78,878
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	17,965	215	(2,823)	15,142
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	23,431	250	(5,824)	17,607
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	1,078,994	1,840	(949,409)	129,585

	$1,761,510	$3,425	$(1,520,298)	$241,212

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.
01/25/38	$(1,334,122)	$2,256	$155,041	$(1,179,081)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.
01/25/38	(91,578)	147	14,681	(76,897)

	$(1,425,700)	$2,403	$169,722	$(1,255,978)

Expiration Date	Premiums (Received)	Notional Amount (000’s) [a]	Appreciation	Value[b]
SWAPTION: RATE FLOOR INFLATION
The Fund received a fixed payment equal to $13,685 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.
11/23/20	$(13,685)	$1,190	$6,069	$(7,616)

	$(13,685)	$1,190	$6,069	$(7,616)

a The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

[b]

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:

[1]	Cost for federal income tax purposes is $211,092,350 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$14,655,553
Gross unrealized depreciation	(4,011,712)

Net unrealized appreciation	$10,643,841

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at March 31, 2011.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2011, was $21,653,596, representing 10.77% of total net assets.

[5]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
10/22/07	HCA Term Loan A, 1.56%,
	11/16/12	$450,596	$452,882	0.23%

[6]	Represents annualized yield at date of purchase.
[7]	Represents the current yield as of March 31, 2011.
[8]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $758,000.
[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $319,987.
†

Fair valued security. The aggregate value of fair valued securities is $4,068,826, which is 2.02% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 45

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2011

^ For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These classifications are unaudited.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.)

(G.O.): General Obligation

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

46 / Annual Report March 2011

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
BONDS – 105.78%
ASSET-BACKED SECURITIES — 3.52%**
Aerco Ltd. 2A A3 (United Kingdom)
0.72%	07/15/25	[2,3,4]	$68,513,723	$55,496,116
Aircastle Aircraft Lease Backed Trust 2007-1A G1
0.52%	06/14/37	3,4,†	30,327,436	27,294,444
Babcock & Brown Air Funding I Ltd. 2007-1A G1 (Bermuda)
0.56%	11/14/33	2,3,4,†	42,901,986	37,538,885
Bryant Park CDO Ltd. 2005-1X Note
0.00%	01/15/19	†	3,075,000	2,213,940
Discover Card Master Trust 2009-A2 A
1.56%	02/17/15	[3]	7,275,000	7,365,146
GE Seaco Finance SRL 2004-1A A (Barbados)
0.55%	04/17/19	[2,3,4]	13,844,167	13,370,374
GE Seaco Finance SRL 2005-1A A (Barbados)
0.50%	11/17/20	[2,3,4]	38,544,334	35,907,454
Genesis Funding Ltd. 2006-1A G1 (Bermuda)
0.49%	12/19/32	2,3,4,†	38,223,241	34,113,615
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		87,330	61,685
GSC Partners Gemini Fund Ltd. 1A A (Cayman Islands)
0.95%	10/10/14	2,3,4,†	2,209,058	2,153,813
Lease Investment Flight Trust 1 A1
0.65%	07/15/31	[3]	16,710,000	10,861,500
Lease Investment Flight Trust 1 A2
0.69%	07/15/31	[3]	23,445,000	15,239,250
Merrill Lynch Mortgage Investors, Inc. 2006-WMC2 A2B (STEP)
5.61%	03/25/37		35,231,029	14,715,824
North Carolina State Education Authority 2011-1 A3
1.21%	10/25/41		27,000,000	25,364,610
Northstar Education Finance, Inc. 2007-1 A2
1.04%	01/29/46	[3]	26,000,000	24,180,000
PAMCO CLO 1998-1A B2 (Cayman Islands)
1.65%	12/31/11	2,3,4,5,†	894,447	17,859
Sonic Capital LLC 2006-1A A2
5.10%	12/20/31	[4]	27,719,200	28,273,862
TAL Advantage LLC 2010-2A A
4.30%	10/20/25	[4]	10,886,667	11,335,445
TAL Advantage LLC 2011-A1 A
4.60%	01/20/26	[4]	14,750,000	14,924,751
Textainer Marine Containers Ltd. 2005-1A A (Bermuda)
0.51%	05/15/20	[2,3,4]	3,229,167	3,125,987
Triton Container Finance LLC 2006-1A
0.42%	11/26/21	[3,4]	29,441,734	27,844,888

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Triton Container Finance LLC 2007-1A
0.39%	02/26/19	[3,4]	$21,192,593	$20,356,480
US Education Loan Trust LLC 2006-2A A1
0.49%	03/01/31	[3,4]	51,025,000	45,125,449

Total Asset-Backed Securities (Cost $436,868,593)				456,881,377

CORPORATES — 24.66%*
Banking — 5.48%
Ally Financial, Inc.
2.51%	12/01/14	[3]	9,009,000	8,811,433
BAC Capital Trust XV
1.11%	06/01/56	[3]	14,490,000	10,087,735
Bank of America Corp.
5.63%	07/01/20		11,840,000	12,177,665
5.75%	12/01/17		1,145,000	1,208,052
5.88%	01/05/21		24,700,000	25,852,655
6.50%	08/01/16		4,820,000	5,339,977
Bank of America Corp. (MTN)
3.63%	03/17/16		8,190,000	8,070,108
Bank of America N.A.
0.61%	06/15/17	[3]	14,740,000	13,540,429
6.10%	06/15/17		30,115,000	32,066,723
Bank One Corp. (STEP)
8.53%	03/01/19		1,485,000	1,775,213
BankAmerica Capital II
8.00%	12/15/26		800,000	822,000
BankAmerica Capital III
0.87%	01/15/27	[3]	4,795,000	3,705,979
BankAmerica Institutional Capital A
8.07%	12/31/26	[4]	350,000	360,500
Barclays Bank Plc (United Kingdom)
5.20%	07/10/14	[2]	12,079,000	13,064,671
Capital One Financial Corp.
7.38%	05/23/14		3,710,000	4,261,339
Capital One Financial Corp. (MTN)
5.70%	09/15/11		200,000	204,170
Chase Capital VI
0.93%	08/01/28	[3]	3,640,000	3,089,453
City National Corp.
5.13%	02/15/13		6,200,000	6,513,187
Commonwealth Bank of Australia (Australia)
1.04%	03/17/14	[2,3,4]	14,785,000	14,803,644
2.13%	03/17/14	[2,4]	28,275,000	28,159,261
Credit Suisse USA, Inc.
5.13%	08/15/15		15,000	16,289
Credit Suisse/Guernsey 1 (Switzerland)
1.00%	05/29/49	[2,3]	21,793,000	17,352,676
Credit Suisse/New York (MTN) (Switzerland)
5.00%	05/15/13	[2]	14,868,000	15,881,001

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 47

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Credit Suisse/New York (Switzerland)
5.50%	05/01/14	[2]	$11,790,000	$12,932,310
6.00%	02/15/18	[2]	36,420,000	38,736,166
Deutsche Bank AG/London G (MTN) (Germany)
4.88%	05/20/13	[2]	14,320,000	15,233,115
Discover Bank
8.70%	11/18/19		15,260,000	18,311,206
First Chicago NBD Institutional Capital I
0.85%	02/01/27	[3]	5,355,000	4,471,581
Fleet Capital Trust II
7.92%	12/11/26		770,000	791,175
HBOS Capital Funding LP (United Kingdom)
6.07%	06/24/49	[2,3,4]	5,823,000	5,378,996
HBOS Plc G (MTN) (United Kingdom)
6.75%	05/21/18	[2,4]	29,123,000	28,542,899
HSBC Bank Plc (United Kingdom)
1.10%	01/17/14	[2,3,4]	48,700,000	48,733,759
5.10%	04/05/21		23,395,000	23,570,709
JPMorgan Chase & Co.
3.45%	03/01/16		14,300,000	14,236,205
4.25%	10/15/20		9,125,000	8,704,079
5.50%	10/15/40		10,760,000	10,552,680
JPMorgan Chase & Co. C (MTN)
0.77%	07/23/13	[3]	2,500,000	2,438,500
JPMorgan Chase Bank N.A.
6.00%	10/01/17		37,407,000	40,969,905
Lloyds TSB Bank Plc (United Kingdom)
6.38%	01/21/21	[2]	31,830,000	33,174,488
M&T Capital Trust III
9.25%	02/01/27		10,200,000	10,416,648
National Australia Bank Ltd. (Australia)
5.35%	06/12/13	[2,4]	20,425,000	21,924,838
National Capital Trust II
5.49%	12/29/49	[3,4]	2,717,000	2,704,602
Nationsbank Capital Trust II
7.83%	12/15/26		5,625,000	5,793,750
Nationsbank Capital Trust III
0.85%	01/15/27	[3]	8,684,000	6,718,533
Nationsbank Capital Trust IV
8.25%	04/15/27		3,464,000	3,585,240
Royal Bank of Scotland Plc (United Kingdom)
3.95%	09/21/15	[2]	10,953,000	10,953,122
Royal Bank of Scotland Plc 1 (United Kingdom)
2.73%	08/23/13	[2,3]	10,830,000	11,131,615
Royal Bank of Scotland Plc (United Kingdom)
3.25%	01/11/14	[2]	32,400,000	32,814,007

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Svenska Handelsbanken AB (Sweden)
4.88%	06/10/14	[2,4]	$23,240,000	$24,934,359
Wachovia Corp.
0.64%	10/28/15	[3]	13,165,000	12,827,785
Wachovia Corp. (MTN)
5.50%	05/01/13		35,000	37,737
Westpac Banking Corp. (Australia)
1.04%	03/31/14	[2,3,4]	32,750,000	32,799,426

				710,583,595

Communications — 0.74%
Cincinnati Bell, Inc.
8.25%	10/15/17		1,000,000	1,012,500
CSC Holdings LLC
8.50%	06/15/15		17,511,000	19,130,768
Frontier Communications Corp.
7.13%	03/15/19		1,825,000	1,861,500
Intelsat Jackson Holdings SA (Luxembourg)
9.50%	06/15/16	[2]	16,028,000	16,989,680
Qwest Communications International, Inc.
8.00%	10/01/15		10,953,000	12,103,065
Qwest Communications International, Inc. B
7.50%	02/15/14		7,000,000	7,131,250
Qwest Corp.
7.88%	09/01/11		19,150,000	19,724,500
Verizon Communications, Inc.
1.95%	03/28/14		18,000,000	18,031,170

				95,984,433

Electric — 2.53%
Calpine Construction Finance Co. LP
8.00%	06/01/16	[4]	29,739,000	32,564,205
Cedar Brakes I LLC
8.50%	02/15/14	[4]	3,779,798	4,026,548
Cedar Brakes II LLC
9.88%	09/01/13	[4]	4,666,010	4,966,580
Cleco Power LLC
6.65%	06/15/18		17,775,000	19,835,300
Coso Geothermal Power Holdings
7.00%	07/15/26	[4]	28,115,009	22,903,414
Dynegy Holdings, Inc.
6.88%	04/01/11		725,000	725,000
Dynegy Roseton/Danskammer Pass-Through Trust B
7.67%	11/08/16		54,205,000	51,223,725
Entergy Gulf States Louisiana LLC
6.00%	05/01/18		17,500,000	18,987,220
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[4]	306,648	294,007

See accompanying notes to Schedule of Portfolio Investments.

48 / Annual Report March 2011

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
FPL Energy Wind Funding LLC
6.88%	06/27/17	[4]	$1,504,200	$1,421,469
Kansas City Power & Light Co.
6.38%	03/01/18		3,982,000	4,463,639
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		23,934,000	26,705,844
Midwest Generation LLC B
8.56%	01/02/16		8,539,110	8,731,240
Mirant Mid Atlantic Pass-Through Trust A
8.63%	06/30/12		7,548,528	7,812,727
Mirant Mid Atlantic Pass-Through Trust B
9.13%	06/30/17		19,340,232	21,032,502
Mirant Mid Atlantic Pass-Through Trust C
10.06%	12/30/28		3,897,178	4,379,453
NextEra Energy Capital Holdings, Inc.
1.19%	06/17/11	[3]	1,000,000	1,001,693
5.35%	06/15/13		955,000	1,026,644
NRG Energy, Inc.
7.38%	02/01/16		42,635,000	44,233,813
Public Service Co. of New Hampshire
6.00%	05/01/18		5,000,000	5,472,290
Public Service Co. of New Mexico
7.95%	05/15/18		17,924,000	20,165,217
PVNGS II Funding Corp., Inc.
8.00%	12/30/15		1,674,000	1,778,364
Reliant Energy Mid-Atlantic Power Holdings LLC B
9.24%	07/02/17		13,344,087	14,545,054
Southwestern Electric Power Co.
6.45%	01/15/19		275,000	307,395
Virginia Electric & Power Co.
5.10%	11/30/12		9,295,000	9,889,499

				328,492,842

Energy — 2.46%
Allis-Chalmers Energy, Inc.
8.50%	03/01/17		1,000,000	1,077,500
El Paso Pipeline Partners Operating Co. LLC
4.10%	11/15/15		46,175,000	47,316,307
Florida Gas Transmission, Co. LLC
5.45%	07/15/20	[4]	5,385,000	5,654,465
Hilcorp Energy I LP/Hilcorp Finance Co.
7.75%	11/01/15	[4]	2,175,000	2,262,000
Massey Energy Co.
6.88%	12/15/13		1,500,000	1,537,500
OPTI Canada, Inc. (Canada)
7.88%	12/15/14	[2]	750,000	395,625
Panhandle Eastern Pipeline Co. LP
6.20%	11/01/17		2,250,000	2,498,400

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
8.13%	06/01/19		$2,100,000	$2,468,859
Premcor Refining Group, Inc.
6.13%	05/01/11		4,275,000	4,288,163
Sabine Pass LNG LP
7.25%	11/30/13		45,731,000	46,988,603
7.50%	11/30/16		32,128,000	33,091,840
7.50%	11/30/16	[4]	15,768,000	15,452,640
Sonat, Inc.
7.63%	07/15/11		1,600,000	1,631,874
Southern Union Co.
7.20%	11/01/66	[3]	72,053,000	69,170,880
Tennessee Gas Pipeline Co.
8.00%	02/01/16		16,620,000	20,132,504
Tesoro Corp.
6.50%	06/01/17		1,175,000	1,216,125
Valero Energy Corp.
6.63%	06/15/37		7,280,000	7,356,001
7.50%	04/15/32		8,720,000	9,674,491
9.38%	03/15/19		7,949,000	10,176,135
10.50%	03/15/39		3,575,000	5,057,352
Williams Cos., Inc.
7.88%	09/01/21		21,337,000	26,602,588
8.75%	03/15/32		4,185,000	5,430,979

				319,480,831

Finance — 8.16%
Alta Wind Holdings LLC
7.00%	06/30/35	[4]	15,625,000	16,505,500
Astoria Depositor Corp.
8.14%	05/01/21	[4]	14,575,000	14,283,500
BankBoston Capital Trust III
1.06%	06/15/27	[3]	16,705,000	12,920,198
Barnett Capital III
0.93%	02/01/27	[3]	3,150,000	2,434,339
Bear Stearns Cos. LLC
4.65%	07/02/18		4,330,000	4,379,159
7.25%	02/01/18		20,580,000	24,011,447
Cantor Fitzgerald LP
6.38%	06/26/15	[4]	16,475,000	16,598,266
Chase Capital II B
0.80%	02/01/27	[3]	6,700,000	5,662,068
CIT Group, Inc.
7.00%	05/01/13		9,969,614	10,181,468
7.00%	05/01/14		27,195,000	27,789,891
7.00%	05/01/15		8,173,000	8,264,946
Citigroup Capital III
7.63%	12/01/36		7,438,000	7,686,782
Citigroup Funding, Inc. 2
0.63%	04/30/12	[3]	30,870,000	31,015,676

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 49

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Citigroup, Inc.
0.59%	11/05/14	[3]	$14,309,000	$13,953,321
0.86%	08/25/36	[3]	22,188,000	16,690,169
4.59%	12/15/15		4,650,000	4,813,387
5.30%	10/17/12		50,000	52,781
5.30%	01/07/16		28,744,000	30,674,336
5.50%	08/27/12		100,000	105,397
6.00%	08/15/17		15,813,000	17,202,077
6.13%	11/21/17		55,000	60,013
6.13%	05/15/18		2,850,000	3,113,038
6.38%	08/12/14		3,950,000	4,365,804
6.88%	03/05/38		17,767,000	19,587,709
8.13%	07/15/39		16,618,000	20,896,836
Countrywide Capital III B
8.05%	06/15/27		3,000,000	3,112,500
Countrywide Financial Corp. (MTN)
5.80%	06/07/12		1,830,000	1,930,367
Discover Financial Services
10.25%	07/15/19		4,515,000	5,837,624
General Electric Capital Corp.
1.88%	09/16/13		5,400,000	5,402,225
4.38%	09/16/20		30,635,000	29,739,374
General Electric Capital Corp. (MTN)
0.45%	06/20/14	[3]	1,250,000	1,229,059
0.58%	08/07/18	[3]	22,453,000	20,824,933
0.69%	05/05/26	[3]	19,760,000	17,147,688
5.38%	10/20/16		3,700,000	4,041,816
General Electric Capital Corp. A (MTN)
6.75%	03/15/32		14,098,000	15,536,475
General Electric Capital Corp. E (MTN)
0.44%	03/20/14	[3]	30,100,000	29,428,469
General Electric Capital Corp. G (MTN)
6.88%	01/10/39		16,265,000	18,211,189
General Electric Capital, Corp.
4.63%	01/07/21		15,000,000	14,801,025
Goldman Sachs Group, Inc.
0.49%	02/06/12	[3]	1,305,000	1,304,695
0.76%	03/22/16	[3]	6,255,000	6,038,089
0.80%	01/12/15	[3]	3,050,000	3,019,180
1.06%	12/05/11	[3]	30,365,000	30,543,030
3.63%	02/07/16		34,685,000	34,398,652
5.75%	10/01/16		3,535,000	3,835,517
5.95%	01/18/18		100,000	107,531
6.15%	04/01/18		31,176,000	33,848,563
6.25%	02/01/41		14,230,000	14,203,990
7.50%	02/15/19		39,736,000	46,370,458
Goldman Sachs Group, Inc. B (MTN)
0.70%	07/22/15	[3]	1,940,000	1,886,431

Issues	Maturity Date	Principal Amount	Value

CORPORATES (continued)
Finance (continued)
International Lease Finance Corp.
6.50%	09/01/14	[4]	$24,060,000	$25,503,600
6.75%	09/01/16	[4]	36,450,000	39,183,750
JPMorgan Chase Capital XIII M
1.26%	09/30/34	[3]	5,199,000	4,394,642
JPMorgan Chase Capital XXI U
1.25%	02/02/37	[3]	2,000,000	1,649,948
JPMorgan Chase Capital XXIII
1.31%	05/15/47	[3]	17,280,000	14,424,152
JPMorgan Chase Capital XXVII AA
7.00%	11/01/39		5,225,000	5,400,586
MBNA Capital A
8.28%	12/01/26		7,744,000	7,995,680
MBNA Capital B
1.10%	02/01/27	[3]	29,710,000	22,965,355
MBNA Corp.
6.13%	03/01/13		7,355,000	7,872,329
Merrill Lynch & Co., Inc. (MTN)
6.05%	08/15/12		125,000	132,884
8.68%	05/02/17	[3]	5,725,000	6,154,375
8.95%	05/18/17	[3]	5,785,000	6,262,263
9.57%	06/06/17	[3]	11,797,000	13,020,939
Morgan Stanley
0.66%	06/20/12	[3]	47,575,000	47,821,491
0.78%	10/15/15	[3]	1,615,000	1,552,199
4.20%	11/20/14		8,585,000	8,870,606
5.50%	07/24/20		22,245,000	22,270,989
6.00%	05/13/14		24,925,000	27,179,753
6.60%	04/01/12		680,000	720,090
Morgan Stanley (MTN)
0.75%	10/18/16	[3]	14,975,000	14,060,028
5.75%	10/18/16		6,800,000	7,290,213
5.95%	12/28/17		125,000	134,454
6.25%	08/28/17		7,900,000	8,523,595
6.63%	04/01/18		7,570,000	8,332,042
Morgan Stanley G (MTN)
0.60%	01/09/14	[3]	2,970,000	2,925,266
Pipeline Funding Co. LLC
7.50%	01/15/30	[4]	35,250,000	38,638,306
Power Receivable Finance LLC
6.29%	01/01/12	[4]	47,187	47,224
6.29%	01/01/12		65,086	65,447
Prime Property Funding II, Inc.
5.60%	06/15/11	[4]	125,000	125,654
Prudential Holdings LLC
8.70%	12/18/23	[4]	17,315,000	21,224,038
Raymond James Financial, Inc.
8.60%	08/15/19		9,233,000	11,055,096

See accompanying notes to Schedule of Portfolio Investments.

50 / Annual Report March 2011

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Woodbourne Capital Trust I
2.73%	04/08/49	[3,4,5]	$900,000	$360,000
Woodbourne Capital Trust II
2.73%	04/08/49	[3,4,5]	1,525,000	610,000
Woodbourne Capital Trust III
2.73%	04/08/49	[3,4,5]	1,525,000	610,000
Woodbourne Capital Trust IV
2.73%	04/08/49	[3,4,5]	1,150,000	460,000
ZFS Finance USA Trust II
6.45%	12/15/65	[3,4]	2,775,000	2,858,250
ZFS Finance USA Trust IV
5.88%	05/09/32	[3,4]	21,972,000	22,136,790

				1,058,879,022

Food — 0.00%
JBS USA LLC/JBS USA Finance, Inc.
11.63%	05/01/14		500,000	582,500

Health Care — 0.54%
CHS/Community Health Systems, Inc.
8.88%	07/15/15		21,025,000	22,155,094
HCA, Inc. (WI)
7.88%	02/15/20		28,925,000	31,636,719
8.50%	04/15/19		13,035,000	14,403,675
Universal Health Services, Inc.
6.75%	11/15/11		1,280,000	1,316,023
WellPoint, Inc.
5.88%	06/15/17		125,000	140,393

				69,651,904

Industrials — 0.14%
General Electric Co.
5.25%	12/06/17		16,828,000	18,351,607

Insurance — 1.22%
Fairfax Financial Holdings Ltd. (Canada)
7.75%	04/26/12	[2]	6,902,000	7,272,983
Farmers Exchange Capital
7.05%	07/15/28	[4]	17,126,000	17,369,364
7.20%	07/15/48	[4]	8,101,000	8,040,674
Farmers Insurance Exchange
8.63%	05/01/24	[4]	16,145,000	18,810,559
MetLife Capital Trust X
9.25%	04/08/38	[3,4]	11,500,000	13,943,750
MetLife, Inc.
2.38%	02/06/14		10,775,000	10,796,938
7.72%	02/15/19		5,487,000	6,680,038
Metropolitan Life Global Funding I
2.21%	06/10/11	[3,4]	13,300,000	13,346,164

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[3,4]	$12,403,000	$11,778,211
6.60%	04/15/34	[4]	19,518,000	18,265,952
Pricoa Global Funding I
0.40%	01/30/12	[3,4]	15,690,000	15,624,824
5.45%	06/11/14	[4]	15,130,000	16,425,067

				158,354,524

Materials — 0.00%
Lyondell Chemical Co.
11.00%	05/01/18		441,113	497,355

Real Estate Investment Trust (REIT) — 2.20%
BRE Properties, Inc.
5.50%	03/15/17		100,000	107,233
Duke Realty LP
5.40%	08/15/14		1,250,000	1,344,930
6.25%	05/15/13		75,000	81,222
ERP Operating LP
5.75%	06/15/17		100,000	110,243
HCP, Inc.
5.38%	02/01/21		19,730,000	20,017,187
5.65%	12/15/13		2,795,000	3,020,749
6.00%	01/30/17		16,320,000	17,642,312
6.45%	06/25/12		11,800,000	12,470,275
7.07%	06/08/15		125,000	140,049
HCP, Inc. (MTN)
5.95%	09/15/11		165,000	168,655
6.30%	09/15/16		21,204,000	23,389,814
6.70%	01/30/18		19,125,000	21,349,316
Health Care REIT, Inc.
4.70%	09/15/17		31,323,000	31,457,313
4.95%	01/15/21		5,675,000	5,481,565
5.25%	01/15/22		26,790,000	26,263,899
6.13%	04/15/20		4,285,000	4,540,017
6.50%	03/15/41		7,355,000	7,156,128
Healthcare Realty Trust, Inc.
5.75%	01/15/21		20,925,000	21,388,843
Highwoods Properties, Inc.
7.50%	04/15/18		6,795,000	7,777,761
Post Apartment Homes LP
4.75%	10/15/17		21,785,000	21,457,092
Shurgard Storage Centers LLC
5.88%	03/15/13		624,000	672,776
Simon Property Group LP
6.13%	05/30/18		1,290,000	1,447,841
UDR, Inc.
6.05%	06/01/13		3,590,000	3,817,954
UDR, Inc. (MTN)
5.00%	01/15/12		2,845,000	2,911,289

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 51

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
UDR, Inc. E (MTN)
5.13%	01/15/14		$7,075,000	$7,423,643
WEA Finance LLC
7.13%	04/15/18	[4]	37,293,000	43,307,615

				284,945,721

Services — 0.01%
Mobile Mini, Inc.
6.88%	05/01/15		750,000	776,250

Transportation — 1.18%
American Airlines Pass-Through Trust 2001-02
6.98%	04/01/11		7,470	7,545
Continental Airlines Pass-Through Trust 1997-4 A
6.90%	01/02/18		2,844,928	3,022,735
Continental Airlines Pass-Through Trust 1999-2 A-1
7.26%	03/15/20		6,682,363	7,216,952
Continental Airlines Pass-Through Trust 2007-1 A
5.98%	04/19/22		4,716,998	4,879,145
Continental Airlines Pass-Through Trust 2007-1 B
6.90%	04/19/22		2,455,712	2,474,130
Continental Airlines Pass-Through Trust 2009-2 A
7.25%	11/10/19		4,351,376	4,748,439
Delta Air Lines, Inc.
9.50%	09/15/14	[4]	3,547,000	3,768,687
Delta Air Lines, Inc. 2001 A2
7.11%	09/18/11		7,898,000	8,134,940
Delta Air Lines, Inc. 2002 G1
6.72%	01/02/23		21,766,797	22,202,133
Delta Air Lines, Inc. 2002 G2
6.42%	07/02/12		9,370,000	9,651,100
Delta Air Lines, Inc. 2011-1 A
5.30%	04/15/19		15,625,000	15,703,125
Northwest Airlines, Inc. 2001 1 A1
7.04%	04/01/22		3,031,650	3,166,179
Northwest Airlines, Inc. 2001 1 A2
6.84%	04/01/11		23,530,000	23,765,535
UAL Pass-Through Trust 2009-2 A
9.75%	01/15/17		19,795,168	22,467,516
US Airways 2010-1 A Pass-Through Trust
6.25%	04/22/23		22,875,000	22,603,359

				153,811,520

Total Corporates (Cost $2,985,718,795)				3,200,392,104

Issues	Maturity Date		Principal Amount	Value
BANK LOANS — 0.63%*
Communications — 0.14%
Charter Communications, Inc. Term Loan 3rd Lien
2.75%	09/06/14	[3,6]	$1,000,000	$981,500
Dex Media West LLC Term Loan
7.00%	10/24/14	[3,6]	1,695,797	1,513,852
Intelsat Jackson Holdings Term Loan B, 1st Lien
5.25%	03/30/18	[3,6]	16,000,000	16,126,208

				18,621,560

Electric — 0.02%
TXU Energy Term Loan B1
3.76%	10/10/14	[3,6]	979,695	826,968
TXU Energy Term Loan B3
3.76%	10/10/14	[3,6]	2,413,709	2,034,052

				2,861,020

Finance — 0.09%
CIT Group, Inc. 3-DD 1st Lien Term Loan
6.25%	08/11/15	[3,6]	9,000,000	9,135,774
Kelson 2nd Lien (PIK)
6.80%	03/08/14	[3,6]	2,334,754	2,239,418

				11,375,192

Gaming — 0.20%
Harrah’s Entertainment, Inc. Term Loan B2
3.30%	01/28/15	[3,6]	23,750,000	22,039,264
Harrah’s Entertainment, Inc. Term Loan B3
3.30%	01/28/15	[3]	1,981,121	1,838,419
Harrah’s Operating Co., Inc. Term Loan B1
3.30%	01/28/15	[3,6]	2,000,000	1,855,938

				25,733,621

Health Care — 0.16%
HCA Term Loan A
1.56%	11/16/12	[3,6]	20,950,678	20,847,077

Insurance — 0.01%
Asurion Corp. Term Loan
3.27%	07/03/14	[3,6]	738,750	734,793

Services — 0.01%
Cengage Learning Term Loan B
2.50%	07/03/14	[3,6]	1,930,000	1,853,562

Transportation — 0.00%
Delta Air Lines, Inc. Term Loan 1st Lien
2.23%	04/30/12	[3,6]	235,102	233,853

Total Bank Loans (Cost $80,027,672)				82,260,678

See accompanying notes to Schedule of Portfolio Investments.

52 / Annual Report March 2011

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED — 57.58%**
Commercial Mortgage-Backed — 7.85%
Banc of America Commercial Mortgage, Inc. 2002-PB2 A4
6.19%	06/11/35		$12,771,544	$13,112,785
Bayview Commercial Asset Trust 2006-3A A1
0.50%	10/25/36	[3,4]	7,033,723	5,424,618
Bayview Commercial Asset Trust 2006-4A A1
0.48%	12/25/36	[3,4]	322,469	244,533
Bayview Commercial Asset Trust 2007-1 A1
0.47%	03/25/37	[3,4]	3,727,438	3,060,953
Bayview Commercial Asset Trust 2007-2A A1
0.52%	07/25/37	[3,4]	19,838,044	15,172,632
Bayview Commercial Asset Trust 2007-3 A1
0.49%	07/25/37	[3,4]	3,530,597	2,841,350
Bear Stearns Commercial Mortgage Securities 2002-PBW1 A2
4.72%	11/11/35	[3]	25,050,000	25,854,959
Bear Stearns Commercial Mortgage Securities, Inc. 2001-TOP4 A3
5.61%	11/15/33		19,483,752	19,585,811
Bear Stearns Commercial Mortgage Securities, Inc. 2003-PWR2 A4
5.19%	05/11/39	[3]	39,006,000	41,233,804
Bear Stearns Commercial Mortgage Securities, Inc. 2003-T12 A4
4.68%	08/13/39	[3]	6,225,000	6,547,514
Bear Stearns Commercial Mortgage Securities, Inc. 2005-T20 A4A
5.15%	10/12/42	[3]	75,345,000	80,953,245
Bear Stearns Commercial Mortgage Securities, Inc. 2006-PW13 A4
5.54%	09/11/41		3,165,000	3,398,854
Citigroup Commercial Mortgage Trust 2007-C6 A4
5.70%	12/10/49	[3]	21,458,000	23,249,651
Citigroup/Deutsche Bank Commercial Mortgage Trust 2007-CD4 A4
5.32%	12/11/49		16,645,000	17,518,703
Citigroup/Deutsche Bank Commercial Mortgage Trust 2007-CD5 A4
5.89%	11/15/44	[3]	1,925,000	2,085,618
Commercial Mortgage Asset Trust 1999-C1 A4
6.98%	01/17/32	[3]	28,775,600	30,139,739
Credit Suisse First Boston Mortgage Securities Corp. 2001-CKN5 A4
5.44%	09/15/34		40,933,661	41,176,807
Credit Suisse First Boston Mortgage Securities Corp. 2002-CKS4 A2
5.18%	11/15/36		3,366,548	3,489,478
Credit Suisse First Boston Mortgage Securities Corp. 2003-CK2 A4
4.80%	03/15/36		10,000,000	10,445,066

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Credit Suisse First Boston Mortgage Securities, Corp. 2002-CP3 A3
5.60%	07/15/35		$17,210,000	$17,875,979
Credit Suisse Mortgage Capital Certificates 2006-C1 A3
5.44%	02/15/39	[3]	350,000	368,005
Credit Suisse Mortgage Capital Certificates 2006-C5 A3
5.31%	12/15/39		27,527,500	28,940,597
GE Business Loan Trust 2004-1 A
0.55%	05/15/32	[3,4]	34,149,115	31,752,527
GE Business Loan Trust 2005-2A A
0.50%	11/15/33	[3,4]	42,277,841	37,795,168
GE Capital Commercial Mortgage Corp. 2002-2A A3
5.35%	08/11/36		5,653,000	5,873,033
GE Capital Commercial Mortgage Corp. 2007-C1 A1
3.88%	12/10/49		11,003,576	10,996,471
GMAC Commercial Mortgage Securities, Inc. 1998-C2 X (IO)
0.93%	05/15/35	[3,5]	25,601,747	879,597
GMAC Commercial Mortgage Securities, Inc. 2002-C1 A2
6.28%	11/15/39		35,089,867	35,666,825
GMAC Commercial Mortgage Securities, Inc. 2002-C2 A3
5.71%	10/15/38		3,856,984	3,989,626
Greenwich Capital Commercial Funding Corp. 2002-C1 A4
4.95%	01/11/35		35,040,000	36,401,693
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7
5.32%	06/10/36	[3]	70,048,999	75,044,508
Greenwich Capital Commercial Funding Corp. 2006-GG7 A4
5.89%	07/10/38	[3]	52,354,554	57,343,257
Greenwich Capital Commercial Funding Corp. 2007-GG9 A4
5.44%	03/10/39		74,275,000	78,722,424
JPMorgan Chase Commercial Mortgage Securities Corp. 2001-CIB3 A3
6.47%	11/15/35		4,453,558	4,512,228
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-C2 A2
5.05%	12/12/34		2,340,000	2,440,740
JPMorgan Chase Commercial Mortgage Securities Corp. 2003-ML1A A2
4.77%	03/12/39		6,065,000	6,329,719
JPMorgan Chase Commercial Mortgage Securities Corp. 2006-LDP7 A4
5.86%	04/15/45	[3]	33,110,000	36,424,831

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 53

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB18 A4
5.44%	06/12/47		$3,065,000	$3,236,304
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-CB19 A4
5.74%	02/12/49	[3]	17,773,000	19,059,748
JPMorgan Chase Commercial Mortgage Securities Corp. 2007-LD12 A4
5.88%	02/15/51	[3]	22,235,000	23,838,891
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 A3
5.17%	12/12/49	[3]	32,840,000	34,508,286
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 ASB
5.13%	12/12/49	[3]	25,000,000	26,345,660
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-7 A4
5.74%	06/12/50	[3]	19,426,500	20,329,362
Morgan Stanley Capital I 2006-T21 A4
5.16%	10/12/52	[3]	16,160,000	17,241,476
Morgan Stanley Capital I 2006-T23 A4
5.81%	08/12/41	[3]	12,685,000	13,866,093
Morgan Stanley Capital I 2007-IQ16 A4
5.81%	12/12/49		30,007,500	32,473,030
Prudential Commercial Mortgage Trust 2003-PWR1 A1
3.67%	02/11/36		4,630,242	4,641,583
Prudential Mortgage Capital Funding LLC 2001-ROCK A2
6.61%	05/10/34		494,785	494,581
Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A3
4.87%	03/18/36		415,000	428,482
TIAA Seasoned Commercial Mortgage Trust 2007-C4 A3
5.98%	08/15/39	[3]	3,115,000	3,370,682
Wachovia Bank Commercial Mortgage Trust 2006-C28 A4
5.57%	10/15/48		1,980,000	2,097,030

				1,018,824,556

Non-Agency Mortgage-Backed — 15.97%
Aames Mortgage Trust 2002-1 A3 (STEP)
6.90%	06/25/32		69,156	55,888
Adjustable Rate Mortgage Trust 2007-1 5A1
0.40%	03/25/37	[3]	15,070,088	6,793,446
American Home Mortgage Assets 2007-1 A1
1.01%	02/25/47	[3]	85,700,182	45,123,683
American Home Mortgage Assets 2007-4 A2
0.44%	08/25/37	[3]	32,384,073	23,897,471

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
American Home Mortgage Investment Trust 2006-1 2A3
2.21%	12/25/35	[3]	$320,510	$224,557
Ameriquest Mortgage Securities. Inc., 2005-R11 A2C
0.48%	01/25/36	[3]	8,735,593	8,629,263
Amresco Residential Securities Mortgage Loan Trust 1998-1 A5 (STEP)
7.57%	10/25/27		167,715	175,167
Argent Securities, Inc. 2005-W4 A2C
0.55%	02/25/36	[3]	9,537,960	9,498,769
Argent Securities, Inc. 2005-W5 A2D
0.57%	01/25/36	[3]	26,678,000	12,342,097
Asset Backed Funding Certificates 2006-HE1 A2C
0.41%	01/25/37	[3]	6,155,000	2,628,283
Asset Backed Funding Certificates 2007-WMC1 A2B
1.25%	06/25/37	[3]	41,977,000	21,753,573
Banc of America Funding Corp. 2003-2 1A1
6.50%	06/25/32		94,091	98,313
Banc of America Funding Corp. 2007-8 2A1
7.00%	10/25/37		24,961,598	19,139,942
Banc of America Mortgage Securities, Inc. 2005-E 2A6
2.87%	06/25/35	[3]	100,000	93,571
Banc of America Mortgage Securities, Inc. 2006-B 4A1
6.17%	11/20/46	[3]	12,890,989	11,748,563
Banco de Credito Y Securitizacion SA 2001-1 AF (Argentina)
8.00%	05/31/10	[2,4,5]	343,564	27,485
Bayview Financial Acquisition Trust 2005-B 1A3 (STEP)
4.89%	04/28/39		1,795,928	1,786,088
Bayview Financial Acquisition Trust 2005-D AF3
5.50%	12/28/35	[3]	390,000	379,673
BCAP LLC Trust 2007-AAA2 2A5
6.00%	04/25/37		1,032,234	753,990
BCAP LLC Trust 2010-RR11
5.09%	11/25/37	[4]	18,256,000	16,384,760
BCAP LLC Trust 2010-RR11 3
5.55%	05/25/37	[4]	30,006,000	28,880,775
BCAP LLC Trust 2010-RR11 3A2
3.93%	06/27/36	[3,4]	12,989,395	12,145,085
Bear Stearns Adjustable Rate Mortgage Trust 2003-4 3A1
5.02%	07/25/33	[3]	163,071	165,948
Bear Stearns Alt-A Trust 2005-4 21A1
2.77%	05/25/35	[3]	28,947,022	19,660,597

See accompanying notes to Schedule of Portfolio Investments.

54 / Annual Report March 2011

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Alt-A Trust 2006-3 1A1
0.44%	05/25/36	[3]	$4,988,448	$2,617,214
Bear Stearns Alt-A Trust 2006-3 23A1
3.87%	05/25/36	[3]	5,347,461	3,335,832
Bear Stearns Asset Backed Securities Trust 2002-1 1A5 (STEP)
6.89%	12/25/34		66,523	65,059
Bear Stearns Asset Backed Securities Trust 2005-TC2 A3
0.62%	08/25/35	[3]	18,153,000	16,573,876
Bear Stearns Asset Backed Securities Trust 2006-HE10 1A2
0.45%	12/25/36	[3]	23,770,000	15,249,667
BHN I Mortgage Fund 1997-2 A1 (Argentina)
1.53%	05/31/17	2,3,4,5,7,8,†	13,760	1,032
BHN I Mortgage Fund 1997-2 A2 (Argentina)
7.54%	05/31/17	2,4,5,7,8,†	2,500	187
BHN I Mortgage Fund 2000-1 AF (Argentina)
8.00%	03/31/11	2,4,5,†	6,000	450
BlackRock Capital Finance LP 1997-R2 AP
1.22%	12/25/35	3,4,5,†	3,645	2,078
BNC Mortgage Loan Trust 2007-1 A3
0.35%	03/25/37	[3]	12,881,000	9,147,011
Carrington Mortgage Loan Trust 2006-NC2 A4
0.49%	06/25/36	[3]	11,445,000	4,807,699
Centex Home Equity 2006-A AV3
0.41%	06/25/36	[3]	13,177,402	11,782,344
Centex Home Equity 2006-A AV4
0.50%	06/25/36	[3]	100,000	66,387
Chase Mortgage Finance Corp. 2005-A1 2A3
2.95%	12/25/35	[3]	1,710,000	1,466,057
Chase Mortgage Finance Corp. 2007-A2 2A3
3.06%	07/25/37	[3]	15,832,075	15,317,936
Chaseflex Trust 2005-2 4A2
5.50%	05/25/20		18,279,613	17,985,900
Chaseflex Trust 2007-M1 1A2
0.48%	08/25/37	[3]	21,388,663	11,819,482
Chevy Chase Mortgage Funding Corp. 2004-1A A1
0.53%	01/25/35	[3,4]	2,378,275	1,882,461
Citicorp Residential Mortgage Securities, Inc. 2007-1 A5 (STEP)
6.05%	03/25/37		620,000	492,410
Citigroup Mortgage Loan Trust, Inc. 2004-RR2 A2
4.71%	05/25/34	[3,4]	19,094,440	19,372,894
Citigroup Mortgage Loan Trust, Inc. 2006-AMC1 A2B
0.41%	09/25/36	[3]	429,609	211,015

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc. 2006-NC1 A2D
0.50%	08/25/36	[3]	$33,850,000	$15,340,346
Citigroup Mortgage Loan Trust, Inc. 2007-AMC4 A2B
0.39%	05/25/37	[3]	21,600,000	13,118,339
Citigroup Mortgage Loan Trust, Inc. 2007-WFH1 A4
0.45%	01/25/37	[3]	28,000	14,824
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
0.43%	03/25/37	[3]	34,403,000	24,978,597
Collateralized Mortgage Obligation Trust 57 D
9.90%	02/01/19		4,398	5,026
Conseco Finance 2001-C A5 (STEP)
7.29%	08/15/33		3,500,533	3,549,080
Conseco Finance 2001-D A5
6.69%	11/15/32	[3]	128,699	131,387
Conseco Finance 2002-C BF2
8.00%	06/15/32	[3,4]	506,641	383,610
Conseco Financial Corp. 1996-7 M1
7.70%	10/15/27	[3]	19,007,000	19,790,934
Conseco Financial Corp. 1998-2 A5
6.24%	12/01/28	[3]	205,642	213,557
Countrywide Alternative Loan Trust 2004-J6 2A1
6.50%	11/25/31		41,247	42,671
Countrywide Alternative Loan Trust 2005-27 2A1
1.66%	08/25/35	[3]	9,228,821	5,532,308
Countrywide Alternative Loan Trust 2005-36 2A1A
0.56%	08/25/35	[3]	303,277	156,687
Countrywide Alternative Loan Trust 2005-43 4A1
5.54%	10/25/35	[3]	369,260	294,137
Countrywide Alternative Loan Trust 2005-59 1A1
0.58%	11/20/35	[3]	226,371	141,937
Countrywide Alternative Loan Trust 2005-61 2A1
0.53%	12/25/35	[3]	316,521	224,686
Countrywide Alternative Loan Trust 2006-46 A4
6.00%	02/25/47		6,947,083	5,855,585
Countrywide Alternative Loan Trust 2006-OA10 1A1
1.15%	08/25/46	[3]	5,964,100	3,589,929
Countrywide Alternative Loan Trust 2006-OA14 3A1
1.16%	11/25/46	[3]	886,253	453,722

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 55

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust 2006-OA17 1A1A
0.45%	12/20/46	[3]	$40,092,179	$23,073,250
Countrywide Alternative Loan Trust 2006-OA18 A1
0.37%	12/25/46	[3]	39,892,495	24,441,214
Countrywide Alternative Loan Trust 2006-OA22 A1
0.41%	02/25/47	[3]	1,189,441	774,128
Countrywide Alternative Loan Trust 2006-OA8 1A1
0.44%	07/25/46	[3]	27,868,065	16,242,593
Countrywide Alternative Loan Trust 2007-22 2A16
6.50%	09/25/37		51,803,914	39,597,441
Countrywide Asset-Backed Certificates 2005-12 2A5
5.25%	02/25/36	[3]	12,975,682	12,541,458
Countrywide Asset-Backed Certificates 2005-2 M2
0.69%	08/25/35	[3]	14,000,000	11,947,274
Countrywide Asset-Backed Certificates 2006-18 2A2
0.41%	03/25/37	[3]	33,522,305	23,086,124
Countrywide Asset-Backed Certificates 2007-10 2A2
0.37%	06/25/47	[3]	21,641,000	18,573,334
Countrywide Asset-Backed Certificates 2007-13 2A2
1.05%	10/25/47	[3]	16,394,496	11,969,015
Countrywide Asset-Backed Certificates 2007-3 2A1
0.35%	05/25/47	[3]	9,890,313	9,508,053
Countrywide Asset-Backed Certificates 2007-4 A1A
0.37%	09/25/37	[3]	7,770,443	7,574,663
Countrywide Asset-Backed Certificates 2007-5 2A2
0.42%	09/25/47	[3]	127,000	102,409
Countrywide Asset-Backed Certificates 2007-9 2A1
0.31%	06/25/47	[3]	45,064	43,814
Countrywide Home Loan Mortgage Pass-Through Trust 2001-HYB1 1A1
2.30%	06/19/31	[3]	52,714	52,981
Countrywide Home Loan Mortgage Pass-Through Trust 2004-14 4A1
5.02%	08/25/34	[3]	7,628,116	7,576,840
Countrywide Home Loan Mortgage Pass-Through Trust 2005-HYB5 4A1
4.91%	09/20/35	[3]	10,062,222	8,417,315

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust 2007-HY3 2A1
5.39%	06/25/47	[3]	$37,807,179	$28,895,252
Credit Suisse First Boston Mortgage Securities Corp. 2001-MH29 A (STEP)
5.60%	09/25/31		97,090	98,974
Credit Suisse First Boston Mortgage Securities Corp. 2003-AR20 2A4
2.68%	08/25/33	[3]	64,491	60,157
Credit Suisse Mortgage Capital Certificates 2006-6 2A1
0.85%	07/25/36	[3]	204,235	92,859
Credit-Based Asset Servicing and Securitization LLC 2003-CB4 M1
0.94%	03/25/33	[3]	10,353,869	9,174,833
Credit-Based Asset Servicing and Securitization LLC 2006-CB6 A23
0.40%	07/25/36	[3]	24,475,000	17,936,496
Credit-Based Asset Servicing and Securitization LLC 2006-CB8 A2B
0.36%	10/25/36	[3]	11,240,000	9,464,945
Credit-Based Asset Servicing and Securitization LLC 2006-CB9 A3
0.40%	11/25/36	[3]	10,300,000	4,513,944
Deutsche ALT-A Securities, Inc. 2005-3 4A5
5.25%	06/25/35		59,321	56,203
Downey Savings & Loan Association Mortgage Loan Trust 2007-AR1 2A1A
0.39%	04/19/48	[3]	4,013,112	2,758,603
Equity One ABS, Inc. 1998-1 A2 (STEP)
7.48%	11/25/29		71,954	68,410
First Franklin Mortgage Loan Asset Backed Certificates 2005-FFH2 M1
0.73%	04/25/35	[3,4]	4,972,738	4,763,378
First Franklin Mortgage Loan Asset Backed Certificates 2007-FF1 A2C
0.39%	01/25/38	[3]	73,000,000	35,353,900
First Horizon Alternative Mortgage Securities 2004-AA3 A1
2.33%	09/25/34	[3]	114,363	98,536
First Horizon Alternative Mortgage Securities 2007-FA3 A6 (IO)
5.15%	06/25/37	[3]	8,613,979	1,036,248
First Horizon Asset Securities, Inc. 2004-AR5 2A1
2.88%	10/25/34	[3]	20,343	19,966
First Horizon Asset Securities, Inc. 2005-AR6 2A1B
2.74%	01/25/36	[3]	26,990,000	19,394,920
Fremont Home Loan Trust 2005-C M1
0.73%	07/25/35	[3]	12,900,000	11,641,695

See accompanying notes to Schedule of Portfolio Investments.

56 / Annual Report March 2011

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Fremont Home Loan Trust 2006-3 2A4
0.49%	02/25/37	[3]	$12,106,000	$5,364,617
Fremont Home Loan Trust 2006-C 2A2
0.40%	10/25/36	[3]	49,168,189	22,285,285
Fremont Home Loan Trust 2006-E 2A4
0.47%	01/25/37	[3]	9,500,000	3,934,242
GMAC Mortgage Corp. Loan Trust 2000-HE2 A1
0.69%	06/25/30	[3]	259,556	154,232
Green Tree 2008-MH1 A2
8.97%	04/25/38	[3,4]	15,000,000	16,644,264
Greenpoint Mortgage Funding Trust 2007-AR2 1A1
0.38%	04/25/47	[3]	8,023,187	6,536,900
GSAA Trust 2006-16 A1
0.31%	10/25/36	[3]	11,014,742	5,770,579
GSAA Trust 2006-19 A1
0.34%	12/25/36	[3]	9,035,582	4,545,485
GSAA Trust 2007-4 A1
0.35%	03/25/37	[3]	6,252,867	3,079,850
GSAMP Trust 2006-FM1 A2C
0.41%	04/25/36	[3]	28,671,836	19,428,925
GSAMP Trust 2007-NC1 A2B
0.35%	12/25/46	[3]	50,000,000	24,456,500
GSR Mortgage Loan Trust 2007-AR2 2A1
2.91%	05/25/47	[3]	9,914,253	7,433,198
Harborview Mortgage Loan Trust 2005-4 2A
2.90%	07/19/35	[3]	1,225,394	808,473
Harborview Mortgage Loan Trust 2007-7 2A1A
1.25%	11/25/47	[3]	2,074,363	1,542,556
Home Equity Asset Trust 2007-1 2A1
0.31%	05/25/37	[3]	44,464	43,394
HSBC Home Equity Loan Trust 2006-1 A1
0.41%	01/20/36	[3]	19,019,754	17,488,702
HSBC Home Equity Loan Trust 2007-3 A4
1.75%	11/20/36	[3]	9,985,000	8,675,442
HSBC Home Equity Loan Trust 2007-3 APT
1.45%	11/20/36	[3]	29,161,191	26,776,637
IndyMac Index Mortgage Loan Trust 2004-AR5 2A1B
1.05%	08/25/34	[3]	56,422	39,630
IndyMac Index Mortgage Loan Trust 2004-AR6 6A1
5.51%	10/25/34	[3]	537,453	519,228
IndyMac Index Mortgage Loan Trust 2004-AR7 A2
1.11%	09/25/34	[3]	179,755	131,118

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust 2004-AR8 2A2A
0.65%	11/25/34	[3]	$99,498	$68,736
IndyMac Index Mortgage Loan Trust 2005-AR18 2A1A
0.56%	10/25/36	[3]	389,958	255,736
IndyMac Index Mortgage Loan Trust 2006-AR19 1A2
5.38%	08/25/36	[3]	31,892,296	16,535,948
IndyMac Index Mortgage Loan Trust 2006-AR41 A3
0.43%	02/25/37	[3]	23,984,319	12,501,239
IndyMac Index Mortgage Loan Trust 2006-AR7 1A1
3.15%	05/25/36	[3]	10,319,989	5,571,089
IndyMac Index Mortgage Loan Trust 2006-AR8 A3A
0.48%	07/25/46	[3]	24,592,458	15,524,690
IndyMac Index Mortgage Loan Trust 2007-AR5 3A1
5.06%	05/25/37	[3]	12,448,250	7,219,413
IndyMac Manufactured Housing Contract 1997-1 A3
6.61%	02/25/28		497,070	454,594
IndyMac Residential Asset Backed Trust 2007-A 2A4A
0.57%	04/25/47	[3]	10,326,000	4,891,323
JPMorgan Alternative Loan Trust 2006-A6 2A5
6.05%	11/25/36	[3]	360,000	242,396
JPMorgan Alternative Loan Trust 2007-A1 2A1
5.86%	03/25/37	[3]	6,766,039	4,080,202
JPMorgan Alternative Loan Trust 2007-A2 12A2
0.35%	06/25/37	[3]	5,159,443	4,842,238
JPMorgan Mortgage Acquisition Corp. 2006-CH2 AV4
0.39%	10/25/36	[3]	16,000,000	9,058,736
JPMorgan Mortgage Acquisition Corp. 2006-FRE1 A3
0.44%	05/25/35	[3]	11,240,055	10,326,205
JPMorgan Mortgage Acquisition Corp. 2007-CH1 AF6 (STEP)
5.50%	10/25/36		640,684	566,502
JPMorgan Mortgage Acquisition Corp. 2007-CH3 A4
0.46%	03/25/37	[3]	1,310,000	603,009
JPMorgan Mortgage Acquisition Corp. 2007-Ch4 A4
0.41%	05/25/37	[3]	10,000,000	4,825,285

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 57

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Corp. 2007-CH5 A3
0.36%	05/25/37	[3]	$300,000	$230,235
JPMorgan Mortgage Acquisition Corp. 2007-HE1 AF2 (STEP)
5.90%	03/25/47		2,480,000	1,671,990
JPMorgan Mortgage Trust 2005-S2 4A3
5.50%	09/25/20		24,025,222	23,669,265
JPMorgan Mortgage Trust 2003-A2 2A3
4.67%	11/25/33	[3]	705,000	720,472
JPMorgan Mortgage Trust 2005-A5 3A2
5.36%	08/25/35	[3]	130,139	129,105
JPMorgan Mortgage Trust 2005-A5 TA1
5.42%	08/25/35	[3]	1,637,190	1,610,699
JPMorgan Mortgage Trust 2006-A2 2A2
5.70%	04/25/36	[3]	1,475,000	1,238,232
JPMorgan Mortgage Trust 2006-A2 2A4
5.70%	04/25/36	[3]	17,325,000	14,334,168
JPMorgan Mortgage Trust 2006-A3 2A1
3.90%	05/25/36	[3]	5,029,494	3,710,048
JPMorgan Mortgage Trust 2006-A3 3A3
5.71%	05/25/36	[3]	3,872,391	3,115,499
JPMorgan Mortgage Trust 2006-A3 3A4
5.71%	05/25/36	[3]	22,750,298	19,875,408
JPMorgan Mortgage Trust 2007-A1 5A2
2.97%	07/25/35	[3]	12,136,873	11,759,841
Lehman XS Trust 2006-GP1 A4A
0.58%	05/25/46	[3]	31,753,936	8,533,740
Lehman XS Trust 2007-15N 2A1
0.50%	08/25/37	[3]	56,340,423	38,841,651
Lehman XS Trust 2007-16N 2A2
1.10%	09/25/47	[3]	445,088	318,992
MASTR Adjustable Rate Mortgages Trust 2003-6 4A2
5.15%	01/25/34	[3]	261,458	255,420
MASTR Adjustable Rate Mortgages Trust 2004-13 3A7A
2.90%	11/21/34	[3]	440,000	426,884
MASTR Adjustable Rate Mortgages Trust 2004-5 3A1
2.84%	06/25/34	[3]	2,163	1,799
MASTR Adjustable Rate Mortgages Trust 2007-3 22A5
0.59%	05/25/47	[3]	735,000	107,720
MASTR Asset Backed Securities Trust 2007-HE1 A3
0.46%	05/25/37	[3]	441,000	221,133
MASTR Asset Backed Securities Trust 2007-HE1 A4
0.53%	05/25/37	[3]	10,000,000	4,783,110

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Asset Securitization Trust 2002-8 1A1
5.50%	12/25/17		$55,225	$58,070
MASTR Seasoned Securities Trust 2004-1 4A1
2.96%	10/25/32	[3]	67,434	63,636
MASTR Seasoned Securities Trust 2004-2 A2
6.50%	08/25/32		3,164,909	3,296,395
Merrill Lynch Alternative Note Asset 2007-AF1 AV1
5.04%	06/25/37	[3]	7,128,774	4,112,153
Merrill Lynch First Franklin Mortgage Loan Trust 2007-1 A2C
0.50%	04/25/37	[3]	51,972,000	25,148,445
Merrill Lynch First Franklin Mortgage Loan Trust 2007-2 A2C
0.49%	05/25/37	[3]	21,454,000	10,231,604
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2C
0.43%	06/25/37	[3]	18,116,200	8,959,983
Mid-State Trust 11 A1
4.86%	07/15/38		470,780	467,101
Mid-State Trust 2004-1 A
6.01%	08/15/37		59,109	60,416
Mid-State Trust 2005-1 A
5.75%	01/15/40		31,075,245	31,956,744
Mid-State Trust 2006-1 A
5.79%	10/15/40	[4]	21,049,455	21,565,329
Mid-State Trust 6 A1
7.34%	07/01/35		67,724	70,832
Morgan Stanley ABS Capital I 2005-HE3 M1
0.74%	07/25/35	[3]	2,292,619	2,270,531
Morgan Stanley ABS Capital I 2006-HE5 A2C
0.39%	08/25/36	[3]	9,015,000	5,350,294
Morgan Stanley ABS Capital I 2006-NC5 A2D
0.48%	10/25/36	[3]	12,100,000	4,800,869
Morgan Stanley ABS Capital I 2007-HE2 A2B
0.34%	01/25/37	[3]	110,000	61,352
Morgan Stanley ABS Capital, Inc. 2006-HE5 A2D
0.50%	08/25/36	[3]	48,700,000	22,254,049
Morgan Stanley Home Equity Loan Trust 2006-3 A4
0.51%	04/25/36	[3]	10,000,000	4,396,856
Morgan Stanley Mortgage Loan Trust 2006-7 5A2
5.96%	06/25/36	[3]	292,881	174,404
Morgan Stanley Mortgage Loan Trust 2007-10XS A18
6.00%	07/25/47	[3]	19,727,909	15,313,730

See accompanying notes to Schedule of Portfolio Investments.

58 / Annual Report March 2011

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Mortgage Loan Trust 2007-2AX 2A1
0.34%	12/25/36	[3]	$10,541,822	$5,206,664
Morgan Stanley Mortgage Loan Trust 2007-7AX 2A1
0.37%	04/25/37	[3]	10,401,865	5,011,301
Nationstar Home Equity Loan Trust 2007-C 2AV4
0.50%	06/25/37	[3]	7,760,000	4,179,195
Nomura Asset Acceptance Corp. 2006-AR4 A1A
0.42%	12/25/36	[3]	884,950	436,520
Novastar Home Equity Loan 2005-1 M4
0.93%	06/25/35	[3]	20,000,000	14,647,170
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		10,270	10,375
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		42,686	42,784
Option One Mortgage Loan Trust 2007-1 2A3
0.39%	01/25/37	[3]	19,278,000	8,978,459
Option One Mortgage Loan Trust 2007-6 2A4
0.50%	07/25/37	[3]	100,000	42,997
Popular ABS Mortgage Pass-Through Trust 2005-3 AF6 (STEP)
4.76%	07/25/35		4,283,788	4,269,108
Popular ABS Mortgage Pass-Through Trust 2007-A A3
0.56%	06/25/47	[3]	21,877,500	11,179,610
Residential Accredit Loans, Inc. 2003-QS3 A4
5.50%	02/25/18		121,668	123,624
Residential Accredit Loans, Inc. 2007-QO4 A1
0.45%	05/25/47	[3]	24,552,715	14,680,302
Residential Asset Mortgage Products, Inc. 2003-RS10 AI6 (STEP)
5.86%	11/25/33		204,841	171,957
Residential Asset Mortgage Products, Inc. 2003-RS11 AI6A (STEP)
5.98%	12/25/33		340,598	323,049
Residential Asset Mortgage Products, Inc. 2004-RS12 MII2
1.05%	12/25/34	[3]	2,559,233	2,404,777
Residential Asset Mortgage Products, Inc. 2004-SL1 A8
6.50%	11/25/31		145,354	148,064
Residential Asset Mortgage Products, Inc. 2004-SL3 A2
6.50%	12/25/31		147,707	147,674
Residential Asset Securitization Trust 2004-IP2 2A1
2.77%	12/25/34	[3]	49,636	49,626

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Funding Mortgage Securities II, Inc. 1999-HI6 AI7 (STEP)
8.60%	09/25/29		$341,439	$311,072
Residential Funding Mortgage Securities II, Inc. 2000-HI1 AI7 (STEP)
8.79%	02/25/25		257,732	258,391
Resmae Mortgage Loan Trust 2006-1 A1B
0.52%	02/25/36	[3,4]	3,688,752	212,374
Ryland Mortgage Securities Corp. 1994-5 A2
3.51%	10/25/23	[3]	87,630	89,352
Ryland Mortgage Securities Corp. 1994-5 M3
3.51%	10/25/23	[3]	265,649	220,339
Saxon Asset Securities Trust 2005-2 M1
0.67%	10/25/35	[3]	32,400,000	28,768,073
Saxon Asset Securities Trust 2007-1 A2C
0.40%	01/25/47	[3]	8,135,000	4,837,741
Securitized Asset Backed Receivables LLC Trust 2005-FR3 M1
0.72%	04/25/35	[3]	3,892,627	3,728,395
Securitized Asset Backed Receivables LLC Trust 2007-BR2 A2
0.48%	02/25/37	[3]	45,666,845	18,910,960
Securitized Asset Backed Receivables LLC Trust 2007-BR3 A2B
0.47%	04/25/37	[3]	27,850,000	12,118,552
Securitized Asset Backed Receivables LLC Trust 2007-NC1 A2B
0.40%	12/25/36	[3]	38,713,882	15,940,383
Securitized Asset Backed Receivables LLC Trust 2007-NC2 A2B
0.39%	01/25/37	[3]	160,000	76,356
SG Mortgage Securities Trust 2006-FRE1 A1B
0.52%	02/25/36	[3]	2,857,636	1,709,489
SG Mortgage Securities Trust 2006-FRE1 A2B
0.43%	02/25/36	[3]	13,321,786	6,951,057
SG Mortgage Securities Trust 2006-OPT2 A3C
0.40%	10/25/36	[3]	12,348,460	4,720,369
SG Mortgage Securities Trust 2007-NC1 A2
0.49%	12/25/36	[3,4]	16,344,174	8,636,557
Soundview Home Equity Loan Trust 2006-EQ1 A2
0.36%	10/25/36	[3]	13,553,047	13,269,669
Soundview Home Equity Loan Trust 2006-WF2 A2C
0.39%	12/25/36	[3]	23,540,000	20,197,652
Soundview Home Equity Loan Trust 2007-NS1 A4
0.55%	01/25/37	[3]	12,405,000	5,922,519

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 59

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Soundview Home Equity Loan Trust
2007-OPT1 2A4
0.53%	06/25/37	[3]	$29,546,000	$12,732,376
Soundview Home Equity Loan Trust
2007-OPT2 2A3
0.43%	07/25/37	[3]	17,450,000	8,150,494
Structured Adjustable Rate Mortgage Loan
Trust 2007-7 1A1
0.55%	08/25/37	[3]	30,619,729	19,462,534
Structured Asset Mortgage Investments, Inc.
2005-AR7 1A1
2.64%	12/27/35	[3]	3,555,569	2,100,593
Structured Asset Mortgage Investments, Inc.
2007-AR1 1A1
0.41%	01/25/37	[3]	60,940,960	37,035,192
Structured Asset Mortgage Investments, Inc.
2007-AR6 A1
1.81%	08/25/47	[3]	90,025,275	53,207,062
Structured Asset Securities Corp. 1997-2 2A4
7.25%	03/28/30		5,458	5,565
Structured Asset Securities Corp. 2001-15A
4A1
3.43%	10/25/31	[3]	13,078	12,541
Structured Asset Securities Corp. 2003-34A
5A4
2.60%	11/25/33	[3]	6,166,164	6,208,356
Structured Asset Securities Corp. 2005-4XS
3A3 (STEP)
4.47%	03/25/35		12,849,307	13,013,471
Structured Asset Securities Corp. 2006-WF3
A3
0.40%	09/25/36	[3]	220,000	186,403
Structured Asset Securities Corp. 2007-BC3
2A1
0.32%	05/25/47	[3]	31,802,126	30,378,679
Structured Asset Securities Corp. 2007-BC4
A3
0.50%	11/25/37	[3]	12,802,971	12,384,621
Structured Asset Securities Corp. 2007-EQ1
A4
0.50%	03/25/37	[3]	26,325,800	10,964,196
Thornburg Mortgage Securities Trust 2007-3
3A1
0.47%	06/25/47	[3]	9,581,749	9,132,451
Vanderbilt Acquisition Loan Trust 2002-1 A4
6.57%	05/07/27	[3]	4,470,490	4,721,987
Washington Mutual Alternative Mortgage
Pass-Through Certificates 2005-3 2A3
0.80%	05/25/35	[3]	13,407,847	10,240,565
Washington Mutual Alternative Mortgage
Pass-Through Certificates 2005-4 CB13
0.75%	06/25/35	[3]	19,569,374	13,178,323

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual Alternative Mortgage Pass-Through Certificates 2006-AR2 A1A
1.25%	04/25/46	[3]	$14,571,071	$8,243,200
Washington Mutual Alternative Mortgage Pass-Through Certificates 2006-AR3 A1A
1.28%	05/25/46	[3]	37,106,474	21,953,545
Washington Mutual Alternative Mortgage
Pass-Through Certificates 2006-AR7 A1A
1.23%	09/25/46	[3]	15,239,222	7,504,615
Washington Mutual Alternative Mortgage
Pass-Through Certificates 2007-1 2A1
6.00%	01/25/22		1,818,966	1,668,342
Washington Mutual Alternative Mortgage
Pass-Through Certificates 2007-OA3 2A
1.06%	02/25/47	[3]	61,852,320	32,291,235
Washington Mutual Alternative Mortgage
Pass-Through Certificates 2007-OA3 4A1
1.08%	04/25/47	[3]	24,828,363	15,712,220
Washington Mutual Asset-Backed Certificates
2006-HE2 A4
0.49%	05/25/36	[3]	11,165,000	5,097,671
Washington Mutual Asset-Backed Certificates
2007-HE1 2A3
0.40%	01/25/37	[3]	39,470,000	17,775,709
Washington Mutual Asset-Backed Certificates
2007-HE1 2A4
0.48%	01/25/37	[3]	21,687,000	9,180,857
Washington Mutual Mortgage Pass-Through
Certificates 2002-AR18 A
2.61%	01/25/33	[3]	27,468	26,744
Washington Mutual Mortgage Pass-Through
Certificates 2003-AR6 A1
2.70%	06/25/33	[3]	79,673	79,395
Washington Mutual Mortgage Pass-Through
Certificates 2004-AR3 A2
2.69%	06/25/34	[3]	103,915	104,536
Washington Mutual Mortgage Pass-Through
Certificates 2004-AR6 A
0.67%	05/25/44	[3]	229,011	187,275
Washington Mutual Mortgage Pass-Through
Certificates 2005-AR12 1A6
2.73%	10/25/35	[3]	310,000	245,393
Washington Mutual Mortgage Pass-Through
Certificates 2005-AR16 1A4A
2.59%	12/25/35	[3]	320,000	246,596
Washington Mutual Mortgage Pass-Through
Certificates 2006-AR7 3A1B
2.98%	07/25/46	[3]	3,413,481	1,429,460
Washington Mutual Mortgage Pass-Through
Certificates 2007-OA1 A1A
1.01%	02/25/47	[3]	456,845	302,071

See accompanying notes to Schedule of Portfolio Investments.

60 / Annual Report March 2011

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Washington Mutual Mortgage Pass-Through Certificates 2007-OA3 2A
1.08%	04/25/47	[3]	$238,437	$157,147
Washington Mutual Mortgage Pass-Through Certificates 2007-OA4 1A
1.08%	05/25/47	[3]	602,578	410,861
Washington Mutual Mortgage Pass-Through Certificates 2007-OA6 1A
1.12%	07/25/47	[3]	222,181	144,570
Wells Fargo Home Equity Trust 2004-2 AI6
5.00%	05/25/34	[3]	13,085,000	13,417,601
Wells Fargo Home Equity Trust 2005-3 AII3
0.59%	11/25/35	[3]	28,730,428	28,113,054
Wells Fargo Home Equity Trust 2006-1 A3
0.40%	05/25/36	[3]	13,121,902	12,974,386
Wells Fargo Home Equity Trust 2007-2 A1
0.34%	04/25/37	[3]	8,091,177	7,884,670
Wells Fargo Mortgage Backed Securities
Trust 2003-17 2A10
5.50%	01/25/34		21,872,017	22,974,717
Wells Fargo Mortgage Backed Securities Trust 2004-G A3
4.74%	06/25/34	[3]	1,565,000	1,601,865
Wells Fargo Mortgage Backed Securities Trust 2004-L A8
4.75%	07/25/34	[3]	1,740,000	1,804,100

				2,072,327,167

U.S. Agency Mortgage-Backed — 33.76%
Fannie Mae (TBA)
4.00%	04/25/41		105,530,000	103,815,138
6.00%	04/25/40		334,145,000	363,408,784
Fannie Mae 1989-27 Y
6.90%	06/25/19		1,067	1,154
Fannie Mae 1991-65 Z
6.50%	06/25/21		25,623	28,002
Fannie Mae 1992-123 Z
7.50%	07/25/22		3,582	4,024
Fannie Mae 1993-132 D (PO)
1.06%	10/25/22	[9]	185,042	163,791
Fannie Mae 1993-199 SD (IO)
0.88%	10/25/23	[3]	554,785	8,526
Fannie Mae 1993-29 PK
7.00%	03/25/23		88,688	97,031
Fannie Mae 1994-55 H
7.00%	03/25/24		88,200	97,443
Fannie Mae 1997-34 SA
8.22%	10/25/23	[3]	20,322	23,862
Fannie Mae 1999-11 Z
5.50%	03/25/29		357,791	387,419

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae 2001-52 YZ
6.50%	10/25/31		$248,742	$278,149
Fannie Mae 2003-106 WG
4.50%	11/25/23		32,004,000	33,330,479
Fannie Mae 2003-52 SV
17.40%	05/25/31	[3]	221,218	224,633
Fannie Mae 2003-W2 2A9
5.90%	07/25/42		86,102	95,226
Fannie Mae 2005-104 NI
6.45%	03/25/35	[3]	100,331,874	14,336,100
Fannie Mae 2005-117 LC
5.50%	11/25/35		88,872,000	95,877,353
Fannie Mae 2005-92 US (IO)
5.85%	10/25/25	[3]	42,139,175	5,246,934
Fannie Mae 2006-18 PD
5.50%	08/25/34		345,000	384,744
Fannie Mae 2006-4 WE
4.50%	02/25/36		400,000	403,313
Fannie Mae 2006-80 PG
6.00%	06/25/35		23,300,000	25,612,621
Fannie Mae 2007-34 SB (IO)
5.86%	04/25/37	[3]	46,879,080	5,498,588
Fannie Mae 2008-24 NA
6.75%	06/25/37		18,156,539	20,000,698
Fannie Mae 2010-17 SB
6.10%	03/25/40	[3]	50,998,540	7,521,107
Fannie Mae 2010-43 KS
6.17%	05/25/40	[3]	98,257,189	13,503,829
Fannie Mae 3210 PD
6.00%	08/15/35		360,000	397,130
Fannie Mae G92-36 Z
7.00%	07/25/22		705	774
Fannie Mae G93-21 Z
7.20%	05/25/23		13,290	14,804
Fannie Mae Pool 190375
5.50%	11/01/36		14,003,832	15,020,525
Fannie Mae Pool 233672
2.80%	09/01/23	[3]	19,727	20,800
Fannie Mae Pool 254232
6.50%	03/01/22		99,248	110,314
Fannie Mae Pool 254868
5.00%	09/01/33		35,625,082	37,558,923
Fannie Mae Pool 308798
2.50%	04/01/25	[3]	5,697	5,964
Fannie Mae Pool 312155
2.30%	03/01/25	[3]	18,311	18,488
Fannie Mae Pool 313182
7.50%	10/01/26		10,690	12,379

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 61

Total Return Bond

Fund Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 384569
6.20%	01/01/12		$100,000	$101,272
Fannie Mae Pool 384762
6.01%	02/01/12		154,698	157,200
Fannie Mae Pool 545191
7.00%	09/01/31		15,587	17,665
Fannie Mae Pool 545269
5.73%	11/01/11		90,445	90,801
Fannie Mae Pool 545322
5.87%	11/01/11		71,714	71,718
Fannie Mae Pool 545831
6.50%	08/01/17		62,325	68,509
Fannie Mae Pool 555284
7.50%	10/01/17		8,346	9,121
Fannie Mae Pool 613142
7.00%	11/01/31		70,903	80,693
Fannie Mae Pool 625666
7.00%	01/01/32		50,325	57,991
Fannie Mae Pool 633698
7.50%	02/01/31		50,930	59,618
Fannie Mae Pool 637093
8.50%	03/01/32		19,308	22,744
Fannie Mae Pool 642322
2.54%	05/01/32	[3]	1,238	1,295
Fannie Mae Pool 646884
1.92%	05/01/32	[3]	8,559	8,642
Fannie Mae Pool 655928
7.00%	08/01/32		581,234	669,831
Fannie Mae Pool 725027
5.00%	11/01/33		40,661,506	42,802,586
Fannie Mae Pool 725232
5.00%	03/01/34		94,103	99,211
Fannie Mae Pool 725257
5.50%	02/01/34		8,432,474	9,085,482
Fannie Mae Pool 730957
5.00%	08/01/33		12,105,228	12,742,643
Fannie Mae Pool 734922
4.50%	09/01/33		14,023,262	14,448,728
Fannie Mae Pool 735207
7.00%	04/01/34		74,225	84,444
Fannie Mae Pool 735224
5.50%	02/01/35		41,142,554	44,309,547
Fannie Mae Pool 735646
4.50%	07/01/20		12,105,668	12,799,509
Fannie Mae Pool 735651
4.50%	06/01/35		43,940,226	45,094,866
Fannie Mae Pool 735686
6.50%	12/01/22		328,921	362,800

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 740297
5.50%	10/01/33		$30,412	$32,753
Fannie Mae Pool 741862
5.50%	09/01/33		31,502	33,927
Fannie Mae Pool 745592
5.00%	01/01/21		56,835	60,862
Fannie Mae Pool 770284
5.00%	04/01/34		5,319,523	5,597,136
Fannie Mae Pool 770332
5.00%	04/01/34		20,600,411	21,675,495
Fannie Mae Pool 817611
5.31%	11/01/35	[3]	4,383,874	4,672,084
Fannie Mae Pool 841031
5.27%	11/01/35	[3]	407,413	434,681
Fannie Mae Pool 844773
5.17%	12/01/35	[3]	68,592	73,102
Fannie Mae Pool 888412
7.00%	04/01/37		5,578,180	6,312,982
Fannie Mae Pool 888430
5.00%	11/01/33		32,586,383	34,302,258
Fannie Mae Pool 889125
5.00%	12/01/21		35,258,495	37,623,293
Fannie Mae Pool 889184
5.50%	09/01/36		36,325,222	39,121,396
Fannie Mae Pool 895606
5.73%	06/01/36	[3]	152,559	162,524
Fannie Mae Pool 908408
5.52%	04/01/37	[3]	13,787,227	14,685,816
Fannie Mae Pool 918445
5.78%	05/01/37	[3]	435,239	465,570
Fannie Mae Pool 933033
6.50%	10/01/37		14,091,982	15,596,411
Fannie Mae Pool AB1613
4.00%	10/01/40		116,520,581	114,995,805
Fannie Mae Pool AB1803
4.00%	11/01/40		112,302,899	110,868,409
Fannie Mae Pool AB1960
4.00%	12/01/40		67,994,984	66,977,718
Fannie Mae Pool AB2051
3.50%	01/01/26		164,960,306	165,888,207
Fannie Mae Pool AB2127
3.50%	01/01/26		100,491,240	100,930,889
Fannie Mae Pool AD0791
4.76%	02/01/20		19,534,538	20,536,890
Fannie Mae Pool AD0849
4.25%	02/01/20		30,439,784	31,076,421
Fannie Mae Pool AE0600
3.97%	11/01/20		42,712,585	42,410,505

See accompanying notes to Schedule of Portfolio Investments.

62 / Annual Report March 2011

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AE0605
4.67%	07/01/20		$33,850,527	$35,389,454
Fannie Mae Pool AE0918
3.66%	10/01/20		5,212,954	5,064,993
Fannie Mae Pool AH3429
3.50%	01/01/26		82,906,129	83,320,659
Fannie Mae Pool AH3780
4.00%	02/01/41		44,270,713	43,705,225
Fannie Mae Pool AH4793
4.00%	02/01/41		124,479,917	122,617,585
Fannie Mae Pool FN0001
3.76%	12/01/20		21,273,741	20,855,016
Freddie Mac 1004 H
7.95%	10/15/20		653	728
Freddie Mac 1073 G
7.00%	05/15/21		3,166	3,573
Freddie Mac 1107 ZC
6.50%	07/15/21		12,760	14,790
Freddie Mac 165 K
6.50%	09/15/21		461	501
Freddie Mac 1980 Z
7.00%	07/15/27		368,271	424,508
Freddie Mac 1983 Z
6.50%	12/15/23		213,209	236,824
Freddie Mac 2043 CJ
6.50%	04/15/28		53,340	60,544
Freddie Mac 2098 TZ
6.00%	01/15/28		938,370	1,014,536
Freddie Mac 2209 TC
8.00%	01/15/30		231,670	259,507
Freddie Mac 2481 AW
6.50%	08/15/32		100,264	111,949
Freddie Mac 2624 QE
5.00%	09/15/28		39,617	39,620
Freddie Mac 2627 NI (IO)
5.00%	04/15/29		531,725	4,875
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		68,758	9,043
Freddie Mac 2929 PE
5.00%	05/15/33		1,585,000	1,699,023
Freddie Mac 2971 AB
5.00%	05/15/20		3,688	3,833
Freddie Mac 3345 FP
0.46%	11/15/36	[3]	50,122,747	49,943,834
Freddie Mac 3345 PF
0.44%	05/15/36	[3]	47,666,961	47,469,386
Freddie Mac 3707 EI (IO)
5.00%	12/15/38		82,466,823	15,427,184

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold (TBA)
3.50%	04/15/26	$435,115,000	$436,440,752
Freddie Mac Gold A14189
4.00%	10/01/33	191,998	191,013
Freddie Mac Gold A24156
6.50%	10/01/31	1,581,486	1,787,544
Freddie Mac Gold A25162
5.50%	05/01/34	15,571,385	16,696,054
Freddie Mac Gold A39012
5.50%	06/01/35	80,679	86,405
Freddie Mac Gold A54856
5.00%	01/01/34	21,439,377	22,582,286
Freddie Mac Gold A61164
5.00%	04/01/36	255,030	267,572
Freddie Mac Gold C01492
5.00%	02/01/33	6,494,855	6,824,417
Freddie Mac Gold C46104
6.50%	09/01/29	83,316	94,172
Freddie Mac Gold C55789
7.50%	10/01/27	35,104	40,591
Freddie Mac Gold C90573
6.50%	08/01/22	342,299	378,839
Freddie Mac Gold E02402
6.00%	10/01/22	112,366	123,129
Freddie Mac Gold G00992
7.00%	11/01/28	5,178	5,954
Freddie Mac Gold G01515
5.00%	02/01/33	6,657,483	6,995,297
Freddie Mac Gold G01601
4.00%	09/01/33	896,409	891,812
Freddie Mac Gold G01611
4.00%	09/01/33	234,922	233,717
Freddie Mac Gold G01673
5.50%	04/01/34	2,369,313	2,561,035
Freddie Mac Gold G02579
5.00%	12/01/34	11,418,581	12,002,314
Freddie Mac Gold G02884
6.00%	04/01/37	27,932,722	30,465,218
Freddie Mac Gold G02955
5.50%	03/01/37	21,390,463	23,035,691
Freddie Mac Gold G03357
5.50%	08/01/37	9,480,733	10,206,972
Freddie Mac Gold G03676
5.50%	12/01/37	21,800,567	23,484,150
Freddie Mac Gold G03783
5.50%	01/01/38	10,387,868	11,190,087
Freddie Mac Gold G03985
6.00%	03/01/38	132,831	144,957

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 63

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold G04053
5.50%	03/01/38		$111,860	$120,492
Freddie Mac Gold G04079
5.50%	03/01/38		43,942,790	47,336,342
Freddie Mac Gold G04438
5.50%	05/01/38		41,539,116	44,744,653
Freddie Mac Gold G04703
5.50%	08/01/38		56,216,649	60,101,309
Freddie Mac Gold G04706
5.50%	09/01/38		816,923	880,266
Freddie Mac Gold G05866
4.50%	02/01/40		64,640,163	66,126,649
Freddie Mac Gold G06242
4.50%	09/01/40		146,387,447	149,538,203
Freddie Mac Gold G06257
4.50%	02/01/41		126,939,516	129,858,657
Freddie Mac Gold G11707
6.00%	03/01/20		3,747,815	4,076,335
Freddie Mac Gold G12393
5.50%	10/01/21		29,485,013	31,945,169
Freddie Mac Gold G12399
6.00%	09/01/21		15,894	17,317
Freddie Mac Gold G12824
6.00%	08/01/22		9,250,889	10,092,142
Freddie Mac Gold G12909
6.00%	11/01/22		25,375,455	27,675,106
Freddie Mac Gold G13032
6.00%	09/01/22		6,709,506	7,309,168
Freddie Mac Gold G13058
4.50%	10/01/20		21,697,940	22,965,297
Freddie Mac Gold H00790
5.50%	05/01/37		323,693	341,899
Freddie Mac Gold H05069
5.50%	05/01/37		23,954,059	25,264,983
Freddie Mac Gold H09082
6.50%	09/01/37		108,109	119,519
Freddie Mac Gold Pool A93991
4.50%	09/01/40		110,862,692	113,248,834
Freddie Mac Non Gold Pool 1J0045
5.11%	01/01/36	[3]	188,008	200,199
Freddie Mac Non Gold Pool 781415
2.60%	04/01/34	[3]	3,981,492	4,111,131
Freddie Mac Non Gold Pool 781469
2.61%	04/01/34	[3]	3,157,222	3,274,580
Freddie Mac Non Gold Pool 781817
2.61%	08/01/34	[3]	62,824	65,885
Freddie Mac Non Gold Pool 788498
2.71%	02/01/30	[3]	318,940	336,034

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Non Gold Pool 847288
2.68%	05/01/34	[3]	$5,086,019	$5,302,645
Freddie Mac Pool J13884
3.50%	12/01/25		193,005,437	193,934,833
Ginnie Mae 2000-22 SG (IO)
10.55%	05/16/30	[3]	1,077,849	192,103
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		1,045,142	61,161
Ginnie Mae 2003-86 ZK
5.00%	10/20/33		22,006,950	22,845,855
Ginnie Mae 2005-78 ZA
5.00%	10/16/35		20,440,978	21,125,675
Ginnie Mae 2007-35 PY
6.50%	06/16/37	[3]	85,073,161	13,322,381
Ginnie Mae 2009-106 SD (IO)
6.00%	03/20/36	[3]	84,889,943	9,369,914
Ginnie Mae 2009-106 XI (IO)
6.55%	05/20/37	[3]	245,694,529	37,837,301
Ginnie Mae 2010-4 SM (IO)
5.55%	01/16/40	[3]	73,871,199	8,603,306
Ginnie Mae 2010-6 BS (IO)
6.25%	09/16/39	[3]	44,552,854	5,646,179
Ginnie Mae I (TBA)
4.00%	04/15/41		214,090,000	214,156,796
Ginnie Mae I Pool 782817
4.50%	11/15/39		72,938,445	75,514,084
Ginnie Mae II Pool 2631
7.00%	08/20/28		7,803	8,879
Ginnie Mae II Pool 80968
2.63%	07/20/34	[3]	49,825	51,518
National Credit Union Administration Guaranteed Notes 2010-C1 A2
2.90%	10/29/20		53,500,000	52,166,646
National Credit Union Administration Guaranteed Notes 2010-R1 A1
0.71%	10/07/20	[3]	57,409,148	57,480,910
National Credit Union Administration Guaranteed Notes 2010-R3 1A
0.82%	12/08/20	[3]	59,679,334	59,959,230
National Credit Union Administration Guaranteed Notes 2010-R3 2A
0.82%	12/08/20	[3]	50,213,377	50,472,292
National Credit Union Administration Guaranteed Notes 2011-C1 2A
0.79%	03/09/21	[3]	8,730,000	8,730,000

				4,382,230,144

Total Mortgage-Backed (Cost $7,176,735,753)				7,473,381,867

See accompanying notes to Schedule of Portfolio Investments.

64 / Annual Report March 2011

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS — 1.39%*
California — 0.71%
California State Build America Bonds
7.60%	11/01/40	$6,225,000	$6,813,076
Los Angeles Department of Water & Power Revenue
6.57%	07/01/45	40,650,000	42,219,090
State of California, Public Improvements, G.O., Build America Bonds
7.30%	10/01/39	20,010,000	21,115,553
State of California, School Improvements, G.O., Build America Bonds
6.65%	03/01/22	3,975,000	4,290,734
State of California, School Improvements, G.O., Build America Bonds, Taxable Variable Purpose
7.55%	04/01/39	7,799,000	8,485,234
State of California, School Improvements, G.O., Taxable Variable Purpose
5.50%	03/01/16	8,450,000	8,893,794

			91,817,481

Illinois — 0.56%
State of Illinois, Build America Revenue Bonds
7.35%	07/01/35	8,910,000	9,113,148
State of Illinois, Pension Funding G.O., Taxable
4.07%	01/01/14	1,425,000	1,426,795
5.10%	06/01/33	28,690,000	23,292,551
5.67%	03/01/18	4,125,000	4,121,246
5.88%	03/01/19	35,000,000	34,991,250

			72,944,990

New Jersey — 0.12%
New Jersey State Turnpike Authority
7.10%	01/01/41	10,250,000	11,229,387
7.41%	01/01/40	3,855,000	4,270,299

			15,499,686

Texas — 0.00%
County of Harris, Flood Control District Contract, Series B Refunding Notes, G.O., Pre-Refunded 10/01/13 @ 100
5.25%	10/01/20	7,000	7,733

Total Municipal Bonds (Cost $173,711,578)			180,269,890

U.S. AGENCY SECURITIES — 2.78%
U.S. Agency Securities — 2.78%
Federal Home Loan Bank
0.65%	10/18/12	131,640,000	131,467,420

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES (continued)
U.S. Agency Securities (continued)
Freddie Mac
0.27%	10/12/12	[3]	$228,905,000	$229,071,185

				360,538,605

Total U.S. Agency Securities (Cost $360,545,000)				360,538,605

U.S. TREASURY SECURITIES — 15.22%
U.S. Treasury Bonds — 4.83%
U.S. Treasury Bonds
4.38%	05/15/40		372,625,000	364,358,687
5.00%	05/15/37		75,525,000	82,074,452
8.00%	11/15/21		79,578,000	111,166,734
U.S. Treasury Notes (Strip Principal)
3.82%	11/15/21	[9]	103,555,000	69,251,371

				626,851,244

U.S. Treasury Notes — 10.39%
U.S. Treasury Notes
1.00%	08/31/11		233,260,000	234,098,336
1.88%	09/30/17		129,045,000	122,270,138
2.13%	02/29/16		485,850,000	484,407,511
2.88%	03/31/18		127,700,000	127,560,807
3.50%	05/15/20		374,490,000	379,611,900

				1,347,948,692

Total U.S. Treasury Securities (Cost $1,971,449,342)				1,974,799,936

Total Bonds – 105.78% (Cost $13,185,056,733)				13,728,524,457

SHORT-TERM INVESTMENTS — 6.06%
Commercial Paper — 1.64%
BNP Paribas Finance, Inc.
0.21%[10]	04/26/11		87,060,000	87,047,304
Deutsche Bank AG
0.23%[10]	04/15/11		59,660,000	59,654,397
National Rural Utilities Cooperative Finance Corp.
0.22%[10]	05/20/11		10,270,000	10,266,925
0.23%	05/12/11		56,160,000	56,145,289

				213,113,915

Money Market Fund — 4.11%
Dreyfus Cash Advantage Fund
0.16%[11]			438,849,000	438,849,000
DWS Money Market Series-Institutional
0.15%[11]			37,820,000	37,820,000

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 65

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Fund (continued)
Goldman Sachs Financial Square Funds - Prime Obligations Fund
0.10%[11,12]			56,055,000	$56,055,000

				532,724,000

U.S. Agency Discount Notes — 0.15%
Federal Home Loan Bank
0.66%	05/18/11		$19,795,000	19,792,286

U.S. Treasury Bills — 0.16%
U.S. Treasury Bills
0.13%[10]	05/05/11		875,000	874,921
0.13%[10]	05/05/11		3,150,000	3,149,717
0.13%[10]	05/05/11	[13]	16,613,000	16,611,507

				20,636,145

Total Short-Term Investments (Cost $786,265,851)				786,266,346

Total Investments – 111.84% (Cost $13,971,322,584)[1]				14,514,790,803

Liabilities in Excess of Other Assets – (11.84)%				(1,536,834,237)

NET ASSETS – 100.00%				$12,977,956,566

Issues	Contracts	Premiums (Received)	Value
CALL OPTIONS WRITTEN
U.S. Long Bond (CBT), Call Strike $120.50, expires 05/20/11	(1,590)	$(1,534,050)	$(993,750)
U.S. Long Bond (CBT), Call Strike $122, expires 05/20/11	(840)	(858,958)	(223,125)

Total Call Options Written		$(2,393,008)	$(1,216,875)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
2,420	U.S. Treasury Ten Year Note, Expiration June 2011	$242,217

	Net unrealized appreciation	$242,217

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
659	U.S. Treasury 30 Year Ultra Bond, Expiration June 2011	$1,101,762
13	Euro Dollar Ninety Day, Expiration June 2011	(83,225)
13	Euro Dollar Ninety Day, Expiration September 2011	(90,862)
13	Euro Dollar Ninety Day, Expiration December 2011	(96,387)
13	Euro Dollar Ninety Day, Expiration March 2012	(95,900)
13	Euro Dollar Ninety Day, Expiration June 2012	(91,187)

	Net unrealized appreciation	$644,201

Expiration Date	Notional Amount (000’s)	(Depreciation)	Value
SWAPS: INTEREST RATE
The Fund pays a fixed rate equal to 4.42% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.
11/15/21	$9,002	$(1,443,550)	$(1,443,550)
The Fund pays a fixed rate equal to 4.52% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.
11/15/21	8,884	(1,579,917)	(1,579,917)
The Fund pays a fixed rate equal to 4.54% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.
11/15/21	14,788	(2,674,206)	(2,674,206)
The Fund pays a fixed rate equal to 4.70% semi-annually and the Fund receives from the counterparty a floating rate based on 3-month USD LIBOR quarterly. Counterparty: Barclays Capital, Inc.
11/15/21	24,457	(5,043,969)	(5,043,969)

	$57,131	$(10,741,642)	$(10,741,642)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Morgan Stanley
09/20/12	$–	$8,000	$(33,431)	$(33,431)
The Fund pays a fixed rate equal to 0.74% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Citigroup, Inc.
12/20/12	–	5,900	(47,755)	(47,755)
The Fund pays a fixed rate equal to 0.72% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Merrill Lynch & Co., Inc.
12/20/12	–	6,000	(46,441)	(46,441)

See accompanying notes to Schedule of Portfolio Investments.

66 / Annual Report March 2011

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)
The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 5.40%, due 10/15/16. Counterparty: Citigroup, Inc.
12/20/12	$–	$3,200	$(11,841)	$(11,841)
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 5.40%, due 10/15/16. Counterparty: Citigroup, Inc.
12/20/12	–	5,200	(22,928)	(22,928)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG
03/20/13	–	1,575	(53,073)	(53,073)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley
03/20/13	–	1,625	(54,758)	(54,758)
The Fund pays a fixed rate equal to 1.85% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Goldman Sachs Group, Inc.
06/20/13	–	4,320	(121,291)	(121,291)
The Fund pays a fixed rate equal to 2.73% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Citigroup, Inc.
03/20/14	–	7,335	(426,006)	(426,006)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG
03/20/14	–	5,100	(223,826)	(223,826)
The Fund pays a fixed rate equal to 2.67% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Citigroup, Inc.
03/20/14	–	5,490	(370,832)	(370,832)
The Fund pays a fixed rate equal to 3.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Citigroup, Inc.
03/20/14	–	660	(55,975)	(55,975)
The Fund pays a fixed rate equal to 1.20% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 5.40%, due 10/15/16. Counterparty: Citigroup, Inc.
03/20/14	–	4,865	(125,065)	(125,065)
The Fund pays a fixed rate equal to 1.45% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 5.40%, due 10/15/16. Counterparty: Citigroup, Inc.
03/20/14	–	660	(21,888)	(21,888)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: CS First Boston
12/20/14	(79,421)	6,610	(65,148)	(144,569)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: CS First Boston
12/20/14	(56,544)	5,000	(52,812)	(109,356)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: Deutsche Bank AG
12/20/14	(67,225)	5,595	(55,144)	(122,369)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)
The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.
03/20/15	$–	$4,100	$(227,077)	$(227,077)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.
09/20/16	117,489	3,450	86,308	203,797
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG
09/20/16	259,983	5,510	65,501	325,484
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc.
09/20/16	271,307	5,750	68,354	339,661
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: Citigroup, Inc.
09/20/16	16,313	6,875	305,473	321,786
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston
09/20/16	78,144	16,500	694,141	772,285
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston
09/20/16	15,135	6,465	287,460	302,595

	$555,181	$125,785	$(508,054)	$47,127

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	(Depreciation)	Value[b]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	$933,059	$1,630	$(818,264)	$114,795
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	14,635,142	25,000	(12,874,475)	1,760,667
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	11,887,475	20,450	(10,447,250)	1,440,225
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Bank of America Corp.
10/12/52	6,863,876	28,590	(4,850,378)	2,013,498
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	1,289,263	15,430	(202,580)	1,086,683

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 67

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	(Depreciation)	Value[b]
SWAPS: CREDIT DEFAULT (PURCHASED) - TRADED INDICES (continued)
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	$2,007,996	$21,425	$(499,105)	$1,508,891
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	4,752,781	8,525	(4,152,394)	600,387
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: Barclays Capital, Inc.
10/12/52	776,993	1,325	(683,678)	93,315
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston
10/12/52	468,760	805	(412,067)	56,693
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston
10/12/52	4,185,089	7,265	(3,673,439)	511,650
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: CS First Boston
10/12/52	22,577	95	(15,886)	6,691
The Fund pays a fixed rate equal to 0.84% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of any issue in the CMBX-NA-AJ 1, due 10/12/52. Counterparty: JPMorgan Chase & Co.
10/12/52	95,480	1,310	(3,221)	92,259

	$47,918,491	$131,850	$(38,632,737)	$9,285,754

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES
The Fund receives a fixed rate equal to 1.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the JGB., 2.00%, due 03/21/22. Counterparty: Goldman Sachs Group, Inc.
03/20/16	$(23,342)	$10,000	$43,380	$20,038
The Fund receives a fixed rate equal to 1.00% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the JGB., 2.00%, due 03/21/22. Counterparty: Morgan Stanley
03/20/16	(158,623)	50,000	258,811	100,188
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Barclays Capital, Inc.
01/25/38	(13,484,139)	21,770	2,103,443	(11,380,696)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.
01/25/38	(6,830,700)	10,395	1,396,674	(5,434,026)
The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Citigroup, Inc.
01/25/38	(6,627,885)	9,807	1,501,445	(5,126,440)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPS: CREDIT DEFAULT (WRITTEN) - TRADED INDICES (continued)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.

01/25/38	$(15,021,732)	$24,516	$2,205,633	$(12,816,099)

The Fund receives a fixed rate equal to 0.76% and the Fund will pay to the counterparty at par, including interest accrued in the event of default of the ABX-HE-PENAAA 07-2, due 01/25/38. Counterparty: Goldman Sachs Group, Inc.

01/25/38	(14,992,507)	24,516	2,176,408	(12,816,099)

	$(57,138,928)	$151,004	$9,685,794	$(47,453,134)

Expiration Date	Premiums (Received)	Notional Amount (000’s)[a]	Appreciation	Value[b]
SWAPTION: RATE FLOOR INFLATION

The Fund received a fixed payment equal to $735,540 and the Fund will pay to the counterparty a floating rate based on the Consumer Price Indexes-Urban at expiration of the swaption 11/23/20. Counterparty: Citigroup, Inc.

11/23/20	$(735,540)	$63,960	$326,196	$(409,344)

	$(735,540)	$63,960	$326,196	$(409,344)

a

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

b

The values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period-end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Notes:
[1] Cost for federal income tax purposes is $13,977,275,527 and net unrealized appreciation/(depreciation) consists of:
Gross unrealized appreciation	$700,069,600
Gross unrealized depreciation	(162,554,324)

Net unrealized appreciation	$537,515,276

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at March 31, 2011.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2011, was $1,261,787,279, representing 9.72% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $2,968,688, which is 0.02% of total net assets.
[6]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
07/03/07	Asurion Corp. Term Loan, 3.27%, 07/03/14	$735,301	$734,793	0.01%

See accompanying notes to Schedule of Portfolio Investments.

68 / Annual Report March 2011

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
06/27/07	Cengage Learning Term Loan B, 2.50%, 07/03/14	$1,920,965	$1,853,562	0.01%
06/04/07	Charter Communications, Inc. Term Loan 3rd Lien, 2.75%, 09/06/14	1,002,967	981,500	0.01%
09/03/10	CIT Group, Inc. 3-DD 1st Lien Term Loan, 6.25%, 08/11/15	9,030,221	9,135,774	0.07%
09/11/07	Delta Air Lines, Inc. Term Loan 1st Lien, 2.23%, 04/30/12	232,607	233,853	0.00%
01/05/09	Dex Media West LLC Term Loan, 7.00%, 10/24/14	1,174,396	1,513,852	0.01%
06/24/10	Harrah’s Entertainment, Inc. Term Loan B2, 3.30%, 01/28/15	20,714,100	22,039,264	0.17%
10/05/10	Harrah’s Operating Co., Inc. Term Loan B1, 3.30%, 01/28/15	1,767,447	1,855,938	0.01%
10/10/07	HCA Term Loan A, 1.56%, 11/16/12	20,362,472	20,847,077	0.16%
12/17/10	Intelsat Jackson Holdings Term Loan B, 1st Lien, 5.25%, 03/30/18	15,922,370	16,126,208	0.12%
09/02/10	Kelson 2nd Lien (PIK), 6.80%, 03/08/14	2,203,059	2,239,418	0.02%
06/11/09	TXU Energy Term Loan B1, 3.76%, 10/10/14	813,663	826,968	0.01%
10/31/07	TXU Energy Term Loan B3, 3.76%, 10/10/14	2,409,450	2,034,052	0.02%

		$78,289,018	$80,422,259	0.62%

[7]	Security is currently in default with regard to scheduled interest or principal payments.
[8]	Non-income producing security.
[9]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2011.
[10]	Represents annualized yield at date of purchase.
[11]	Represents the current yield as of March 31, 2011.
[12]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $56,610,000.
[13]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $11,957,522.
†

Fair valued security. The aggregate value of fair valued securities is $103,336,303, which is 0.80% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

^ For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These classifications are unaudited.

(G.O.): General Obligation

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(WI): When issued

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 69

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
BONDS – 90.43%
CORPORATES — 82.33%*
Automotive — 3.36%
Cooper-Standard Automotive, Inc.
8.50%	05/01/18		$10,700,000	$11,502,500
Goodyear Tire & Rubber Co.
8.25%	08/15/20		21,610,000	23,230,750
8.75%	08/15/20		5,000,000	5,537,500
10.50%	05/15/16		6,500,000	7,328,100
Tenneco, Inc.
6.88%	12/15/20		3,500,000	3,640,000
8.13%	11/15/15		2,125,000	2,263,125
Tenneco, Inc. (WI)
7.75%	08/15/18		8,000,000	8,580,000
Uncle Acquisition 2010 Corp.
8.63%	02/15/19	[2]	3,175,000	3,389,313
Visteon Corp.
6.75%	04/15/19	[2]	5,600,000	5,600,000

				71,071,288

Banking — 3.13%
Ally Financial, Inc.
2.51%	12/01/14	[3]	10,053,000	9,763,504
7.50%	09/15/20	[2]	3,450,000	3,695,813
8.00%	03/15/20		3,250,000	3,546,563
8.30%	02/12/15		2,900,000	3,186,375
Bank of America N.A.
0.61%	06/15/17	[3]	2,000,000	1,837,236
BankAmerica Capital II
8.00%	12/15/26		6,855,000	7,043,513
BankAmerica Capital III
0.87%	01/15/27	[3]	2,700,000	2,086,787
Chase Capital III C
0.86%	03/01/27	[3]	3,000,000	2,547,889
Chase Capital VI
0.93%	08/01/28	[3]	1,000,000	848,751
Discover Bank
8.70%	11/18/19		2,265,000	2,717,882
First Chicago NBD Institutional Capital I
0.85%	02/01/27	[3]	540,000	450,916
Fleet Capital Trust V
1.31%	12/18/28	[3]	3,750,000	2,901,536
Nationsbank Capital Trust III
0.85%	01/15/27	[3]	6,342,000	4,906,602
Nationsbank Capital Trust IV
8.25%	04/15/27		815,000	843,525
Provident Funding Associates
10.25%	04/15/17	[2]	17,795,000	19,885,913

				66,262,805

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications — 12.58%
CCH II Holdings LLC/CCH II Holdings Capital Corp.
13.50%	11/30/16		$1,329,000	$1,598,123
CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%	01/15/19		4,250,000	4,377,500
7.88%	04/30/18		2,400,000	2,562,000
Cengage Learning Acquisitions, Inc.
10.50%	01/15/15	[2]	8,932,000	9,155,300
Cequel Communications Holdings I LLC/Cequel Capital Corp.
8.63%	11/15/17	[2]	31,150,000	32,629,625
Charter Communications Operating LLC/Charter Communications Operating Capital
8.00%	04/30/12	[2]	500,000	527,500
10.88%	09/15/14	[2]	4,000,000	4,500,000
Cincinnati Bell, Inc.
8.25%	10/15/17		5,150,000	5,214,375
8.38%	10/15/20		4,750,000	4,678,750
Clearwire Communications LLC/Clearwire Finance, Inc.
8.25%	12/01/40	[2]	4,650,000	5,124,997
12.00%	12/01/15	[2]	4,500,000	4,865,625
Frontier Communications Corp.
7.13%	03/15/19		3,000,000	3,060,000
8.25%	04/15/17		1,250,000	1,356,250
GCI, Inc.
7.25%	02/15/14		500,000	507,500
GCI, Inc. (WI)
8.63%	11/15/19		1,700,000	1,874,250
Global Crossing Ltd. (WI) (Bermuda)
12.00%	09/15/15	[4]	2,000,000	2,290,000
Global Crossing UK Finance Plc (United Kingdom)
10.75%	12/15/14	[4]	2,000,000	2,090,000
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	11/01/19	[2,4]	1,435,000	1,542,625
9.50%	06/15/16	[4]	2,250,000	2,385,000
11.25%	06/15/16	[4]	3,250,000	3,477,500
Intelsat Luxembourg SA (PIK) (WI) (Luxembourg)
11.50%	02/04/17	[4]	17,148,018	18,905,690
Intelsat Luxembourg SA (STEP) (Luxembourg)
9.50%	02/01/15	[4]	5,500,000	5,685,625
Intelsat Luxembourg SA (WI) (Luxembourg)
11.25%	02/04/17	[4]	1,500,000	1,646,250
iPCS, Inc. (PIK)
3.55%	05/01/14		9,000,000	8,797,500

See accompanying notes to Schedule of Portfolio Investments.

70 / Annual Report March 2011

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Level 3 Financing, Inc.
4.22%	02/15/15	[3]	$14,800,000	$13,542,000
8.75%	02/15/17		6,315,000	6,315,000
9.25%	11/01/14		3,400,000	3,476,500
9.38%	04/01/19	[2]	2,000,000	1,945,000
LIN Television Corp. B
6.50%	05/15/13		2,700,000	2,710,125
McClatchy Co.
11.50%	02/15/17		15,530,000	17,451,837
Mediacom Broadband LLC/Mediacom Broadband Corp.
8.50%	10/15/15		6,350,000	6,604,000
Nextel Communications, Inc. C
5.95%	03/15/14		10,630,000	10,683,150
Nextel Communications, Inc. E
6.88%	10/31/13		9,005,000	9,117,562
Proquest LLC/Proquest Notes Co.
9.00%	10/15/18	[2]	3,000,000	3,105,000
Qwest Communications International, Inc. B
7.50%	02/15/14		10,928,000	11,132,900
Telesat Canada LLC (WI) (Canada)
12.50%	11/01/17	[4]	2,000,000	2,395,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany)
8.13%	12/01/17	[2,4]	650,000	685,750
Univision Communications, Inc.
7.88%	11/01/20	[2]	2,000,000	2,130,000
UPC Holding BV (Netherlands)
9.88%	04/15/18	[2,4]	1,750,000	1,942,500
Visant Corp.
10.00%	10/01/17		15,000,000	16,275,000
Windstream Corp.
7.75%	10/15/20	[2]	1,700,000	1,755,250
7.88%	11/01/17		5,000,000	5,387,500
8.63%	08/01/16		19,500,000	20,670,000

				266,176,059

Consumer Discretionary — 1.89%
American Achievement Corp.
10.88%	04/15/16	[2]	8,000,000	7,900,000
Cott Beverages, Inc.
8.13%	09/01/18		2,600,000	2,788,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
6.88%	02/15/21	[2]	4,000,000	4,040,000
7.13%	04/15/19	[2]	5,000,000	5,112,500
8.25%	02/15/21	[2]	5,920,000	5,905,200
9.00%	04/15/19	[2]	13,750,000	14,265,625

				40,011,825

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Products — 0.60%
Levi Strauss & Co.
7.63%	05/15/20		$4,775,000	$4,786,937
Spectrum Brands, Inc.
9.50%	06/15/18	[2]	7,200,000	7,974,000

				12,760,937

Electric — 10.12%
AES Corp.
7.75%	10/15/15		4,636,000	5,006,880
AES Red Oak LLC A
8.54%	11/30/19		2,445,516	2,494,426
Calpine Construction Finance Co. LP
8.00%	06/01/16	[2]	14,425,000	15,795,375
Calpine Corp.
7.88%	07/31/20	[2]	2,250,000	2,385,000
Coso Geothermal Power Holdings
7.00%	07/15/26	[2]	6,467,294	5,268,471
Dynegy Holdings, Inc.
7.75%	06/01/19		19,620,000	15,328,125
8.38%	05/01/16		875,000	732,813
Dynegy Roseton/Danskammer Pass-Through Trust B
7.67%	11/08/16		13,596,000	12,848,220
Edison Mission Energy
7.00%	05/15/17		34,910,000	28,102,550
7.20%	05/15/19		4,500,000	3,543,750
7.75%	06/15/16		1,750,000	1,483,125
Energy Future Holdings Corp. Q
6.50%	11/15/24		6,600,000	3,118,500
Energy Future Holdings, Corp. R
6.55%	11/15/34		8,000,000	3,760,000
Energy Future Intermediate Holding Co. LLC/Energy Future Intermediate Holding Co. Finance, Inc.
10.00%	12/01/20		7,381,000	7,858,366
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[2]	4,205,070	4,031,733
Indiantown Cogeneration LP A-10
9.77%	12/15/20		1,665,000	1,785,713
Midwest Generation LLC B
8.56%	01/02/16		1,104,059	1,128,900
Mirant Americas Generation LLC
8.50%	10/01/21		22,740,000	23,763,300
9.13%	05/01/31		6,400,000	6,640,000
Mirant Mid Atlantic Pass-Through Trust B
9.13%	06/30/17		3,578,073	3,891,154
Mirant Mid Atlantic Pass-Through Trust C
10.06%	12/30/28		7,097,735	7,976,079
NRG Energy, Inc.
7.38%	02/01/16		11,891,000	12,336,913

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 71

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
7.38%	01/15/17		$1,700,000	$1,765,875
7.63%	01/15/18	[2]	24,185,000	25,212,863
PNM Resources, Inc.
9.25%	05/15/15		7,525,000	8,540,875
Puget Energy, Inc.
6.50%	12/15/20	[2]	5,000,000	5,034,379
Reliant Energy Mid-Atlantic Power Holdings LLC B
9.24%	07/02/17		2,130,629	2,322,386
Texas Competitive Electric Holdings Co. LLC A
10.25%	11/01/15		3,500,000	2,065,000

				214,220,771

Energy — 13.40%
Allis-Chalmers Energy, Inc.
8.50%	03/01/17		7,095,000	7,644,863
Alta Mesa Holdings/Alta Mesa Finance Services Corp.
9.63%	10/15/18	[2]	7,750,000	7,827,500
Antero Resources Finance Corp.
9.38%	12/01/17		8,760,000	9,592,200
Arch Coal, Inc.
7.25%	10/01/20		1,250,000	1,346,875
Arch Coal, Inc. (WI)
8.75%	08/01/16		2,500,000	2,793,750
Chaparral Energy, Inc.
8.88%	02/01/17		25,094,000	26,254,597
9.88%	10/01/20	[2]	3,750,000	4,171,875
Chesapeake Energy Corp.
2.25%	12/15/38		24,910,000	22,972,351
2.50%	05/15/37		6,250,000	6,820,313
Concho Resources, Inc./Midland Texas
7.00%	01/15/21		2,750,000	2,901,250
Denbury Resources, Inc.
6.38%	08/15/21		2,350,000	2,420,500
El Paso Pipeline Partners Operating Co. LLC
6.50%	04/01/20		2,000,000	2,210,000
Hilcorp Energy I LP/Hilcorp Finance Co.
7.63%	04/15/21	[2]	3,000,000	3,142,500
7.75%	11/01/15	[2]	1,875,000	1,950,000
James River Coal Co.
9.38%	06/01/12		5,000,000	5,206,250
Linn Energy LLC/Linn Energy Finance Corp.
8.63%	04/15/20	[2]	2,000,000	2,230,000
Massey Energy Co.
3.25%	08/01/15		17,100,000	19,429,875
OPTI Canada, Inc. (Canada)
7.88%	12/15/14	[4]	12,822,000	6,763,605
8.25%	12/15/14	[4]	18,950,000	10,138,250

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Parker Drilling Co.
9.13%	04/01/18		$2,500,000	$2,700,000
Penn Virginia Corp.
10.38%	06/15/16		5,250,000	5,958,750
Petrohawk Energy Corp.
10.50%	08/01/14		2,160,000	2,492,100
Quicksilver Resources, Inc.
7.13%	04/01/16		1,000,000	992,500
8.25%	08/01/15		17,925,000	18,866,063
9.13%	08/15/19		1,000,000	1,085,000
11.75%	01/01/16		500,000	585,000
Sabine Pass LNG LP
7.25%	11/30/13		14,710,000	15,114,525
7.50%	11/30/16		27,480,000	28,304,400
SandRidge Energy, Inc.
8.00%	06/01/18	[2]	1,000,000	1,047,500
8.75%	01/15/20		1,750,000	1,916,250
9.88%	05/15/16	[2]	2,500,000	2,787,500
Southern Union Co.
7.20%	11/01/66	[3]	48,797,000	46,845,120
Tesoro Corp.
6.50%	06/01/17		7,575,000	7,840,125
9.75%	06/01/19		1,000,000	1,140,000

				283,491,387

Entertainment — 1.45%
Live Nation Entertainment, Inc.
2.88%	07/15/27		3,250,000	2,957,500
8.13%	05/15/18	[2]	3,150,000	3,236,625
Pinnacle Entertainment, Inc. (WI)
8.63%	08/01/17		2,600,000	2,847,000
Regal Cinemas Corp.
8.63%	07/15/19		9,325,000	10,024,375
Regal Entertainment Group
9.13%	08/15/18		10,750,000	11,556,250

				30,621,750

Finance — 6.79%
ACE Cash Express, Inc.
11.00%	02/01/19	[2]	3,690,000	3,763,800
Alta Wind Holdings LLC
7.00%	06/30/35	[2]	2,500,000	2,640,880
Astoria Depositor Corp.
8.14%	05/01/21	[2]	7,000,000	6,860,000
BankBoston Capital Trust III
1.06%	06/15/27	[3]	4,490,000	3,472,714
BankBoston Capital Trust IV
0.91%	06/08/28	[3]	4,900,000	3,787,690

See accompanying notes to Schedule of Portfolio Investments.

72 / Annual Report March 2011

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Barnett Capital III
0.93%	02/01/27	[3]	$2,800,000	$2,163,857
Bumble Bee Acquisition Corp.
9.00%	12/15/17	[2]	5,500,000	5,775,000
Cantor Fitzgerald LP
6.38%	06/26/15	[2]	3,250,000	3,274,317
Capital One Capital V
10.25%	08/15/39		3,875,000	4,228,594
Chase Capital II B
0.80%	02/01/27	[3]	11,790,000	9,963,550
CIT Group, Inc.
6.63%	04/01/18	[2]	8,000,000	8,140,000
7.00%	05/01/13		13,678,774	13,969,448
7.00%	05/01/14		4,000,000	4,087,500
7.00%	05/01/15		6,500,000	6,573,125
Citigroup, Inc.
0.86%	08/25/36	[3]	9,460,000	7,115,963
Ford Motor Credit Co. LLC
8.00%	12/15/16		6,500,000	7,393,750
General Electric Capital Corp. (MTN)
0.79%	08/15/36	[3]	10,480,000	8,226,003
International Lease Finance Corp.
6.75%	09/01/16	[2]	3,250,000	3,493,750
7.13%	09/01/18	[2]	5,500,000	5,937,250
JPMorgan Chase Capital XIII M
1.26%	09/30/34	[3]	5,917,000	5,001,557
JPMorgan Chase Capital XXI U
1.25%	02/02/37	[3]	4,750,000	3,918,626
LBI Escrow Corp.
8.00%	11/01/17	[2]	5,525,000	6,077,500
MBNA Capital B
1.10%	02/01/27	[3]	4,550,000	3,517,077
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	10,850,000	11,175,500
ZFS Finance USA Trust IV
5.88%	05/09/32	[2,3]	3,025,000	3,047,687

				143,605,138

Food — 0.59%
Blue Merger Sub, Inc.
7.63%	02/15/19	[2]	1,500,000	1,528,125
Dean Foods Co.
7.00%	06/01/16		6,000,000	5,752,500
Dole Food Co., Inc.
8.00%	10/01/16	[2]	1,000,000	1,066,250
JBS USA LLC/JBS USA Finance, Inc.
11.63%	05/01/14		3,500,000	4,077,500

				12,424,375

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Gaming — 2.20%
Boyd Gaming Corp.
7.13%	02/01/16		$9,250,000	$8,856,875
CityCenter Holdings LLC/CityCenter Finance Corp.
7.63%	01/15/16	[2]	3,400,000	3,519,000
Marina District Finance Co., Inc.
9.50%	10/15/15	[2]	23,050,000	24,231,313
9.88%	08/15/18	[2]	650,000	683,313
MGM Resorts International
9.00%	03/15/20		1,350,000	1,488,375
10.38%	05/15/14		2,400,000	2,757,000
11.13%	11/15/17		1,500,000	1,721,250
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
7.75%	08/15/20		3,100,000	3,293,750

				46,550,876

Health Care — 6.91%
Accellent, Inc.
8.38%	02/01/17		23,228,000	25,028,170
Alere, Inc.
7.88%	02/01/16		1,000,000	1,048,750
9.00%	05/15/16		4,779,000	5,113,530
Aviv Healthcare Properties LP
7.75%	02/15/19	[2]	900,000	933,750
CHS/Community Health Systems, Inc.
8.88%	07/15/15		25,590,000	26,965,463
ConvaTec Healthcare E SA (Luxembourg)
10.50%	12/15/18	[2,4]	7,000,000	7,280,000
HCA, Inc.
7.50%	12/15/23		3,965,000	3,766,750
9.13%	11/15/14		1,500,000	1,580,625
9.25%	11/15/16		17,600,000	19,030,000
9.88%	02/15/17		2,670,000	3,003,750
HCA, Inc. (WI)
7.88%	02/15/20		4,000,000	4,375,000
8.50%	04/15/19		9,939,000	10,982,595
Patheon, Inc. (Canada)
8.63%	04/15/17	[2,4]	2,500,000	2,556,250
Tenet Healthcare Corp.
6.88%	11/15/31		13,400,000	10,988,000
UHS Escrow Corp.
7.00%	10/01/18	[2]	8,250,000	8,518,125
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.
7.75%	02/01/19	[2]	11,145,000	11,340,037
Vanguard Health Systems, Inc.
9.58%	02/01/16	[2,5]	5,900,000	3,753,875

				146,264,670

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 73

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Homebuilding — 0.50%
K Hovnanian Enterprises, Inc.
10.63%	10/15/16		$10,000,000	$10,675,000

Industrials — 5.24%
Ardagh Packaging Finance Plc (Ireland)
9.13%	10/15/20	[2,4]	5,000,000	5,462,500
Ball Corp.
5.75%	05/15/21		1,750,000	1,728,125
Berry Plastics Corp.
5.05%	02/15/15	[3]	3,150,000	3,138,186
8.25%	11/15/15		1,250,000	1,332,813
BWAY Holding Co.
10.00%	06/15/18	[2]	2,100,000	2,320,500
BWAY Parent Co., Inc. (PIK)
10.13%	11/01/15	[2]	10,250,000	10,608,750
Casella Waste Systems, Inc.
7.75%	02/15/19	[2]	3,300,000	3,349,500
11.00%	07/15/14		3,500,000	3,981,250
Graham Packaging Co. LP/GPC Capital Corp. I
8.25%	01/01/17		2,500,000	2,693,750
Huntington Ingalls Industries, Inc.
6.88%	03/15/18	[2]	3,100,000	3,216,250
Maxim Crane Works LP
12.25%	04/15/15	[2]	11,450,000	11,922,313
Packaging Dynamics Corp.
8.75%	02/01/16	[2]	9,780,000	10,048,950
Polymer Group, Inc.
7.75%	02/01/19	[2]	6,875,000	7,124,219
Reddy Ice Corp. (WI)
11.25%	03/15/15		14,950,000	15,660,125
Solo Cup Co./Solo Cup Operating Corp.
10.50%	11/01/13		27,090,000	28,309,050

				110,896,281

Information Technology — 0.21%
First Data Corp.
7.38%	06/15/19	[2]	655,000	664,825
8.88%	08/15/20	[2]	3,500,000	3,858,750

				4,523,575

Insurance — 0.40%
Farmers Exchange Capital
7.05%	07/15/28	[2]	1,500,000	1,521,315
Nationwide Mutual Insurance Co.
5.81%	12/15/24	[2,3]	7,250,000	6,884,789

				8,406,104

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Materials — 2.25%
FMG Resources August 2006 Pty Ltd. (Australia)
7.00%	11/01/15	[2,4]	$11,975,000	$12,468,969
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC
8.88%	02/01/18		3,000,000	3,187,500
JMC Steel Group
8.25%	03/15/18	[2]	2,075,000	2,116,500
Lyondell Chemical Co.
11.00%	05/01/18		669,024	754,324
NewPage Corp.
10.00%	05/01/12		23,533,000	15,708,276
Noranda Aluminum Acquisition Corp. (PIK)
5.19%	05/15/15		4,531,957	4,384,668
Verso Paper Holdings LLC/Verso Paper, Inc.
11.50%	07/01/14		1,250,000	1,371,875
Verso Paper Holdings LLC/Verso Paper, Inc. B
4.05%	08/01/14	[3]	3,737,000	3,685,616
11.38%	08/01/16		3,750,000	3,965,625

				47,643,353

Retail — 0.96%
Sears Holding Corp.
6.63%	10/15/18	[2]	17,350,000	16,916,250
Toys R US Property Co. II LLC (WI)
8.50%	12/01/17		3,150,000	3,402,000

				20,318,250

Services — 3.07%
American Reprographics Co.
10.50%	12/15/16	[2]	12,000,000	13,050,000
Geo Group, Inc.
7.75%	10/15/17		4,700,000	5,034,875
Mobile Mini, Inc.
6.88%	05/01/15		7,900,000	8,176,500
7.88%	12/01/20	[2]	1,250,000	1,331,250
National Money Mart Co.
10.38%	12/15/16		3,250,000	3,640,000
RSC Equipment Rental, Inc./RSC Holdings III LLC
10.00%	07/15/17	[2]	3,450,000	3,950,250
Service Corp. International/US
7.00%	05/15/19		6,925,000	7,305,875
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holdings
10.25%	12/01/17		11,925,000	12,267,844
TransUnion LLC/TransUnion Financing Corp.
11.38%	06/15/18	[2]	7,155,000	8,210,363

See accompanying notes to Schedule of Portfolio Investments.

74 / Annual Report March 2011

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services (continued)
United Rentals North America, Inc.
9.25%	12/15/19		$1,275,000	$1,424,813
10.88%	06/15/16		500,000	580,000

				64,971,770

Transportation — 6.68%
ACL I Corp. (PIK)
10.63%	02/15/16	[2]	11,940,000	12,074,325
Air Canada (Canada)
9.25%	08/01/15	[2,4]	19,035,000	19,891,575
12.00%	02/01/16	[2,4]	4,150,000	4,347,125
American Airlines, Inc.
7.50%	03/15/16	[2]	27,500,000	27,362,500
AWAS Aviation Capital Ltd. (Ireland)
7.00%	10/15/16	[2,4]	11,860,000	11,919,300
Commercial Barge Line Co. (WI)
12.50%	07/15/17		2,975,000	3,443,563
Continental Airlines Pass-Through Trust 2007-1 B
6.90%	04/19/22		6,720,793	6,771,199
Continental Airlines Pass-Through Trust 2009-1 A
9.00%	07/08/16		1,596,930	1,864,416
Continental Airlines, Inc.
6.75%	09/15/15	[2]	3,250,000	3,294,687
Delta Air Lines, Inc. 2002 G1
6.72%	01/02/23		11,291,388	11,517,216
Delta Air Lines, Inc. 2002 G2
6.42%	07/02/12		1,450,000	1,493,500
Delta Air Lines, Inc. B
9.75%	12/17/16		2,254,486	2,438,227
Florida East Coast Railway Corp.
8.13%	02/01/17	[2]	3,750,000	3,956,250
JetBlue Airways Pass-Through Trust 2004-2 G1
0.69%	08/15/16	[3]	2,087,753	1,931,172
Northwest Airlines, Inc. 2001 1 A1
7.04%	04/01/22		726,434	758,669
Northwest Airlines, Inc. 2001 1 A2
6.84%	04/01/11		1,250,000	1,262,512
PHI, Inc.
8.63%	10/15/18		3,000,000	3,153,750
RailAmerica, Inc.
9.25%	07/01/17		11,829,000	13,144,976
United Air Lines, Inc.
9.88%	08/01/13	[2]	7,754,000	8,190,162

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
US Airways 2010-1 A Pass-Through Trust
6.25%	04/22/23		$2,500,000	$2,470,313

				141,285,437

Total Corporates
(Cost $1,642,081,213)				1,742,181,651

BANK LOANS — 7.52%*
Automotive — 0.23%
Ford Motor Co. Term Loan B 1st Lien
3.01%	12/15/13	[3,6]	4,961,756	4,965,214

Communications — 0.83%
Charter Communications, Inc. Term Loan 3rd Lien
2.75%	09/06/14	[3,6]	5,000,000	4,907,500
Dex Media West LLC Term Loan
7.00%	10/24/14	[3,6]	4,191,271	3,741,581
Intelsat Jackson Holdings Term Loan B, 1st Lien
5.25%	03/30/18	[3,6]	3,000,000	3,023,664
R.H. Donnelley, Inc., Term Loan D3
9.00%	10/24/14	[3,6]	476,799	376,075
SuperMedia, Inc. Term Loan B Exit, 1st Lien
11.00%	12/31/15	[3,6]	2,398,651	1,597,768
Univision Communications, Inc. 1st Lien Strip
4.50%	03/31/17	[3,6]	3,922,494	3,825,483

				17,472,071

Electric — 1.91%
Boston Generating LLC 1st Lien
6.13%	12/20/13	[3,6]	757,755	458,442
Entegra Holdings LLC, Term Loan B 3rd Lien (PIK)
6.31%	10/19/15	[3]	21,567,061	16,175,296
TXU Energy Term Loan B1
3.76%	10/10/14	[3,6]	9,405,263	7,939,048
TXU Energy Term Loan B2
3.78%	10/10/14	[3,6]	18,889,321	15,944,608

				40,517,394

Energy — 1.47%
MACH Gen LLC Term Loan C (PIK)
7.82%	02/22/15	[3,6]	38,556,513	31,221,137

Finance — 1.12%
CIT Group, Inc. 3-DD 1st Lien Term Loan
6.25%	08/11/15	[3,6]	4,850,000	4,923,167

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 75

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Finance (continued)
Kelson 2nd Lien (PIK)
6.80%	03/08/14	[3,6]	$19,699,077	$18,894,704

				23,817,871

Gaming — 1.24%
Harrah’s Entertainment, Inc. Term Loan B2
3.30%	01/28/15	[3,6]	20,250,000	18,791,373
Harrah’s Entertainment, Inc. Term Loan B3
3.30%	01/28/15	[3]	4,944,987	4,588,794
Harrah’s Operating Co., Inc. Term Loan B1
3.30%	01/28/15	[3,6]	3,000,000	2,783,907

				26,164,074

Health Care — 0.02%
HCA Term Loan A
1.56%	11/16/12	[3,6]	461,267	458,986

Industrials — 0.17%
Goodman Global, Inc. 2nd Lien
9.00%	10/30/17	[3]	1,500,000	1,547,345
Graham Packaging Co. LP Term Loan D
6.00%	09/15/16	[3,6]	1,990,000	2,008,657

				3,556,002

Information Technology — 0.24%
First Data Corp. Term Loan B1
3.00%	09/24/14	[3,6]	5,219,984	5,009,556

Services — 0.23%
Cengage Learning Term Loan B
2.50%	07/03/14	[3,6]	4,974,227	4,777,222

Transportation — 0.06%
Delta Air Lines, Inc. Term Loan 1st Lien
2.23%	04/30/12	[3,6]	1,207,273	1,200,860

Total Bank Loans
(Cost $149,533,574)				159,160,387

MORTGAGE-BACKED — 0.58%**
Non-Agency Mortgage-Backed — 0.58%
BHN I Mortgage Fund 2000-1 AF (Argentina)
8.00%	03/31/11	2,4,7,†	2,890	217
Citigroup Mortgage Loan Trust, Inc. 2007-AMC4 A2B
0.39%	05/25/37	[3]	4,900,000	2,975,919
Countrywide Asset-Backed Certificates 2007-13 2A1
1.15%	10/25/47	[3]	589,544	419,082
Credit-Based Asset Servicing and
Securitization LLC 2006-CB6 A23
0.40%	07/25/36	[3]	4,000,000	2,931,399

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC 2006-CB8 A2B
0.36%	10/25/36	[3]	$3,800,000	$3,199,892
Home Equity Asset Trust 2007-1 2A1
0.31%	05/25/37	[3]	113,044	110,325
HSBC Home Equity Loan Trust 2007-3 M1
2.50%	11/20/36	[3]	3,800,000	2,485,382
Securitized Asset Backed Receivables LLC Trust 2007-BR2 A2
0.48%	02/25/37	[3]	391,270	162,028

				12,284,244

U.S. Agency Mortgage-Backed — 0.00%
Fannie Mae 1993-225 SG
26.33%	12/25/13	[3]	32,998	40,096
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		17,841	1,044

				41,140

Total Mortgage-Backed
(Cost $7,634,178)				12,325,384

Total Bonds – 90.43%
(Cost $1,799,248,965)				1,913,667,422

Issues			Shares	Value
PREFERRED STOCK — 0.89%
Electric — 0.21%
PPL Corp.
0.24%			82,400	4,386,976

Finance — 0.68%
Citigroup Capital XIII
0.20%			530,000	14,522,000

Total Preferred Stock
(Cost $18,022,666)				18,908,976

Issues			Contracts	Value
PUT OPTIONS PURCHASED — 0.05%
U.S. Government — 0.05%
U.S. Long Bond (CBT), Put Strike $120, expires 05/20/11
			575	1,006,250

Total Put Options Purchased
(Cost $826,248)

See accompanying notes to Schedule of Portfolio Investments.

76 / Annual Report March 2011

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS — 6.49%
Commercial Paper — 2.72%
BNP Paribas Finance, Inc.
0.26%[8]	04/18/11		$18,755,000	$18,752,659
Deutsche Bank AG
0.23%[8]	04/15/11		19,190,000	19,188,198
UBS Finance Corp.
0.23%[8]	04/21/11		19,465,000	19,462,567

				57,403,424

Money Market Fund — 3.70%
Dreyfus Cash Advantage Fund
0.16%[9]			75,542,000	75,542,000
DWS Money Market Series-Institutional
0.15%[9]			2,799,000	2,799,000

				78,341,000

U.S. Treasury Bills — 0.07%
U.S. Treasury Bills
0.05%[8]	05/05/11	[10]	1,480,000	1,479,930
0.05%[8]	05/05/11	[10]	25,000	24,999

				1,504,929

Total Short-Term Investments (Cost $137,249,477)				137,249,353

Total Investments – 97.86% (Cost $1,955,347,356)[1]				2,070,832,001

Cash and Other Assets, Less
Liabilities – 2.14%				45,275,852

Net Assets – 100.00%				$2,116,107,853

Issues	Contracts	Premiums (Received)	Value
CALL OPTIONS WRITTEN
U.S. Long Bond (CBT), Call Strike $126, expires 05/20/11	(575)	$(598,752)	$(161,719)

Total Call Options Written		$(598,752)	$(161,719)

PUT OPTIONS WRITTEN

U.S. Long Bond (CBT), Call Strike $116, expires
05/20/11,	(575)	$(276,877)	$(269,531)

Total Put Options Written		$(276,877)	$(269,531)

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES

The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 5.40%, due 10/15/16. Counterparty: Citigroup, Inc.

12/20/12	$–	$75	$(277)	$(277)
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 5.40%, due 10/15/16. Counterparty: Citigroup, Inc.
12/20/12	–	125	(551)	(551)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG
03/20/13	–	100	(3,370)	(3,370)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley
03/20/13	–	100	(3,370)	(3,370)
The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.
03/20/15	–	200	(11,077)	(11,077)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston
09/20/16	4,736	1,000	42,069	46,805
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.
09/20/16	11,919	350	8,756	20,675
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG
09/20/16	14,155	300	3,567	17,722
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc.
09/20/16	13,920	295	3,506	17,426

	$44,730	$2,545	$39,253	$83,983

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Notes:

[1]	Cost for federal income tax purposes is $1,955,585,978 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$127,006,914
Gross unrealized depreciation	(11,760,891)

Net unrealized appreciation	$115,246,023

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 77

High Yield Bond Fund

Schedule of Portfolio Investments

March 31, 2011

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2011, was $573,456,963, representing 27.10% of total net assets.

[3]	Floating rate security. The rate disclosed was in effect at March 31, 2011.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2011.
[6]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
12/08/09	Boston Generating LLC 1st Lien, 6.13%, 12/20/13	$615,330	$458,442	0.02%
10/04/10	Cengage Learning Term Loan B, 2.50%, 07/03/14	4,549,282	4,777,222	0.23%
01/05/09	Charter Communications, Inc. Term Loan 3rd Lien, 2.75%, 09/06/14	4,182,194	4,907,500	0.23%
09/13/10	CIT Group, Inc. 3-DD 1st Lien Term Loan, 6.25%, 08/11/15	4,882,609	4,923,167	0.23%
09/11/07	Delta Air Lines, Inc. Term Loan 1st Lien, 2.23%, 04/30/12	1,167,843	1,200,860	0.06%
01/13/09	Dex Media West LLC Term Loan, 7.00%, 10/24/14	3,353,432	3,741,581	0.18%
01/28/09	First Data Corp. Term Loan B1, 3.00%, 09/24/14	4,315,380	5,009,556	0.24%
06/08/09	Ford Motor Co. Term Loan B 1st Lien, 3.01%, 12/15/13	4,716,272	4,965,214	0.23%
09/16/10	Graham Packaging Co. LP Term Loan D, 6.00%, 09/15/16	1,976,368	2,008,657	0.09%
10/09/09	Harrah’s Entertainment, Inc. Term Loan B2, 3.30%, 01/28/15	17,828,645	18,791,373	0.89%
10/05/10	Harrah’s Operating Co., Inc. Term Loan B1, 3.30%, 01/28/15	2,651,171	2,783,907	0.13%
06/22/09	HCA Term Loan A, 1.56%, 11/16/12	440,577	458,986	0.02%
12/17/10	Intelsat Jackson Holdings Term Loan B, 1st Lien, 5.25%, 03/30/18	2,985,444	3,023,664	0.14%
08/16/10	Kelson 2nd Lien (PIK), 6.80%, 03/08/14	18,435,162	18,894,704	0.89%
01/08/09	MACH Gen LLC Term Loan C (PIK), 7.82%, 02/22/15	29,483,819	31,221,137	1.48%

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
01/11/10	R.H. Donnelley, Inc., Term Loan D3, 9.00%, 10/24/14	$463,881	$376,075	0.02%
01/29/10	SuperMedia, Inc. Term Loan B Exit, 1st Lien, 11.00%, 12/31/15	2,073,402	1,597,768	0.08%
06/11/09	TXU Energy Term Loan B1, 3.76%, 10/10/14	7,694,408	7,939,048	0.38%
08/26/10	TXU Energy Term Loan B2, 3.78%, 10/10/14	15,195,444	15,944,608	0.75%
09/27/10	Univision Communica- tions, Inc. 1st Lien Strip, 4.50%, 03/31/17	3,455,221	3,825,483	0.18%

		$130,465,884	$136,848,952	6.47%

[7]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $217, which is 0.00% of total net assets.
[8]	Represents annualized yield at date of purchase.
[9]	Represents the current yield as of March 31, 2011.
[10]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $1,504,940.
†

Fair valued security. The aggregate value of fair valued securities is $217, which is 0.00% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

^ For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These classifications are unaudited.

(IO):	Interest only
(MTN):	Medium-term note
(PIK):	Payment in kind
(STEP):	Step coupon bond
(WI):	When issued

See accompanying notes to Schedule of Portfolio Investments.

78 / Annual Report March 2011

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
BONDS – 97.94%
ASSET-BACKED SECURITIES — 11.90%**
Aerco Ltd. 2A A3 (United Kingdom)
0.72%	07/15/25	[2,3,4]	$2,528,835	$2,048,356
Aircastle Aircraft Lease Backed Trust 2007-1A G1
0.52%	06/14/37	3,4,†	750,000	674,994
Babcock & Brown Air Funding I Ltd. 2007-1A G1 (Bermuda)
0.56%	11/14/33	2,3,4,†	964,090	843,570
Brazos Higher Education Authority, Inc. 2010-1 A2
1.51%	02/25/35	[3]	2,800,000	2,669,621
Bryant Park CDO Ltd. 2005-1X Note
0.00%	01/15/19	†	900,000	647,982
Conseco Finance Securitizations Corp. 2001-4 A4
7.36%	09/01/33		1,136,777	1,212,184
Crystal River 2005-1A A (Cayman Islands)
0.67%	03/02/46	[2,3,4]	479,276	72,191
GE Corporate Aircraft Financing LLC 2005-1A B
0.90%	08/26/19	3,4,†	432,810	391,686
GE Corporate Aircraft Financing LLC 2005-1A C
1.55%	08/26/19	3,4,†	953,000	857,692
GE Seaco Finance SRL 2004-1A A (Barbados)
0.55%	04/17/19	[2,3,4]	370,000	357,338
GE Seaco Finance SRL 2005-1A A (Barbados)
0.50%	11/17/20	[2,3,4]	595,000	554,295
Genesis Funding Ltd. 2006-1A G1 (Bermuda)
0.49%	12/19/32	2,3,4,†	890,480	794,738
Green Tree Recreational Equipment & Consumer Trust 1996-C Certificates
7.65%	10/15/17		2,262	1,968
Lease Investment Flight Trust 1 A2
0.69%	07/15/31	[3]	1,600,000	1,040,000
Mid-State Trust 11 B
8.22%	07/15/38		17,507	16,769
North Carolina State Education Authority 2011-1 A3
1.21%	10/25/41		2,650,000	2,489,490
Northstar Education Finance, Inc. 2007-1 A3
0.36%	01/29/46	[3]	2,250,000	1,983,128
Oakwood Mortgage Investors, Inc. 2001-D A3
5.90%	09/15/22	[3]	1,740,012	1,396,914
PAMCO CLO 1998-1A B2 (Cayman Islands)
1.65%	12/31/11	2,3,4,5,†	425,927	8,505
Peach Finance Co. 2000 A
4.71%	04/15/48	4,†	832,751	873,023

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Structured Asset Receivables Trust 2005-1A Certificates
0.80%	01/21/15	3,4,†	$8,531,375	$8,147,184
TAL Advantage LLC 2010-2A A
4.30%	10/20/25	[4]	493,542	513,887
TAL Advantage LLC 2011-A1 A
4.60%	01/20/26	[4]	245,833	248,746
Textainer Marine Containers Ltd. 2005-1A A (Bermuda)
0.51%	05/15/20	[2,3,4]	468,750	453,772
Triton Container Finance LLC 2006-1A
0.42%	11/26/21	[3,4]	722,500	683,313
Triton Container Finance LLC 2007-1A
0.39%	02/26/19	[3,4]	526,302	505,538
US Education Loan Trust LLC 2006-2A A1
0.49%	03/01/31	[3,4]	2,800,000	2,476,262

Total Asset-Backed Securities (Cost $33,065,857)				31,963,146

CORPORATES — 28.17%*
Banking — 6.78%
Ally Financial, Inc.
2.51%	12/01/14	[3]	1,538,000	1,493,710
BAC Capital Trust XV
1.11%	06/01/56	[3]	2,000,000	1,392,372
Bank of America Corp. (MTN)
0.51%	06/22/12	[3]	1,420,000	1,424,593
1.00%	12/02/11	[3]	1,560,000	1,568,420
Chase Capital VI
0.93%	08/01/28	[3]	1,000,000	848,751
Credit Suisse/Guernsey 1 (Switzerland)
1.00%	05/29/49	[2,3]	4,900,000	3,901,625
Deutsche Bank Capital Funding Trust VII
5.63%	01/19/49	[3,4]	1,000,000	912,500
Fleet Capital Trust V
1.31%	12/18/28	[3]	950,000	735,056
KeyCorp (MTN)
0.85%	12/19/11	[3]	2,410,000	2,421,205
Nationsbank Capital Trust III
0.85%	01/15/27	[3]	1,000,000	773,668
Nationsbank Capital Trust IV
8.25%	04/15/27		1,010,000	1,045,350
Wells Fargo & Co.
1.16%	12/09/11	[3]	1,675,000	1,686,030

				18,203,280

Communications — 0.32%
Qwest Corp.
7.88%	09/01/11		850,000	875,500

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 79

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric — 2.51%
Calpine Construction Finance Co. LP
8.00%	06/01/16	[4]	$2,000,000	$2,190,000
Dynegy Roseton/Danskammer Pass-Through Trust B
7.67%	11/08/16		1,175,000	1,110,375
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		876,000	977,451
Reliant Energy Mid-Atlantic Power Holdings LLC B
9.24%	07/02/17		2,266,627	2,470,624

				6,748,450

Energy — 2.29%
Sabine Pass LNG LP
7.25%	11/30/13		3,930,000	4,038,075
Southern Union Co.
7.20%	11/01/66	[3]	2,200,000	2,112,000

				6,150,075

Finance — 10.56%
Astoria Depositor Corp.
8.14%	05/01/21	[4]	1,200,000	1,176,000
Barnett Capital III
0.93%	02/01/27	[3]	1,000,000	772,806
Chase Capital II B
0.80%	02/01/27	[3]	3,144,000	2,656,947
Citigroup Funding, Inc. (MTN)
0.61%	03/30/12	[3]	2,190,000	2,198,789
Citigroup, Inc.
0.86%	08/25/36	[3]	3,350,000	2,519,924
General Electric Capital Corp. (MTN)
0.69%	05/05/26	[3]	2,319,000	2,012,424
0.79%	08/15/36	[3]	1,000,000	784,924
General Electric Capital Corp. G (MTN)
0.61%	06/08/12	[3]	2,310,000	2,321,109
Goldman Sachs Group, Inc.
0.49%	02/06/12	[3]	750,000	749,825
0.80%	01/12/15	[3]	750,000	742,421
1.06%	12/05/11	[3]	1,775,000	1,785,406
JPMorgan Chase Capital XXIII
1.31%	05/15/47	[3]	200,000	166,946
Morgan Stanley
0.51%	03/13/12	[3]	1,215,000	1,218,658
0.59%	02/10/12	[3]	2,420,000	2,428,143
Morgan Stanley (MTN)
0.75%	10/18/16	[3]	4,050,000	3,802,545
Prudential Holdings LLC
8.70%	12/18/23	[4]	1,000,000	1,225,760
Raymond James Financial, Inc.
8.60%	08/15/19		860,000	1,029,718

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
US Education Loan Trust IV LLC 61A4
0.31%	03/01/41	4,†	$900,000	$769,484

				28,361,829

Health Care — 0.39%
CHS/Community Health Systems, Inc.
8.88%	07/15/15		985,000	1,037,944

Insurance — 0.38%
Farmers Exchange Capital
7.05%	07/15/28	[4]	1,000,000	1,014,210

Real Estate Investment Trust (REIT) — 0.21%
HCP, Inc.
7.07%	06/08/15		500,000	560,197

Transportation — 4.73%
American Airlines Pass-Through Trust 2001-02
6.98%	04/01/11		7,296	7,369
AWAS Aviation Capital Ltd. (Ireland)
7.00%	10/15/16	[2,4]	650,000	653,250
Continental Airlines Pass-Through Trust 1997-1 A
7.46%	04/01/15		1,857,825	1,894,981
Continental Airlines Pass-Through Trust 2007-1 A
5.98%	04/19/22		497,745	514,855
Continental Airlines Pass-Through Trust 2007-1 B
6.90%	04/19/22		2,603,055	2,622,578
Delta Air Lines, Inc. 2001 A2
7.11%	09/18/11		3,070,000	3,162,100
Delta Air Lines, Inc. 2002 G1
6.72%	01/02/23		759,620	774,813
JetBlue Airways Pass-Through Trust 2004-2 G1
0.69%	08/15/16	[3]	954,401	882,821
Northwest Airlines, Inc. 2001 1 A2
6.84%	04/01/11		1,200,000	1,212,012
UAL Pass-Through Trust 2009-1
10.40%	11/01/16		849,876	972,046

				12,696,825

Total Corporates (Cost $67,159,315)				75,648,310

BANK LOANS — 1.56%*
Electric — 0.07%
Boston Generating LLC 1st Lien
6.13%	12/20/13	[3,6]	319,275	193,162

See accompanying notes to Schedule of Portfolio Investments.

80 / Annual Report March 2011

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Gaming — 1.12%
Harrah’s Entertainment, Inc. Term Loan B2
3.30%	01/28/15	[3,6]	$3,250,000	$3,015,899

Insurance — 0.37%
Asurion Corp. Term Loan
3.27%	07/03/14	[3,6]	985,000	979,723

Total Bank Loans (Cost $4,137,666)				4,188,784

MORTGAGE-BACKED — 46.89%**
Commercial Mortgage-Backed — 6.05%
Bayview Commercial Asset Trust 2007-1 A1
0.47%	03/25/37	[3,4]	4,019,688	3,300,947
Bear Stearns Commercial Mortgage Securities, Inc. 2005-T20 A4A
5.15%	10/12/42	[3]	1,108,000	1,190,473
Commercial Mortgage Asset Trust 1999-C1 A4
6.98%	01/17/32	[3]	1,103,000	1,155,289
Credit Suisse First Boston Mortgage Securities, Corp. 2002-CP3 A3
5.60%	07/15/35		675,000	701,120
First Union National Bank Commercial Mortgage 2002-C1 A2
6.14%	02/12/34		251,100	258,110
GE Business Loan Trust 2003-2A A
0.63%	11/15/31	[3,4]	1,188,208	1,095,060
GE Business Loan Trust 2004-1 A
0.55%	05/15/32	[3,4]	1,171,274	1,089,074
GE Business Loan Trust 2004-2A A
0.48%	12/15/32	[4]	561,729	506,258
GE Business Loan Trust 2005-2A A
0.50%	11/15/33	[3,4]	1,368,819	1,223,685
GE Capital Commercial Mortgage Corp. 2001-1 A2
6.53%	05/15/33		17,322	17,317
Greenwich Capital Commercial Funding Corp. 2002-C1 A4
4.95%	01/11/35		1,170,000	1,215,467
Greenwich Capital Commercial Funding Corp. 2004-GG1 A7
5.32%	06/10/36	[3]	1,200,000	1,285,577
JPMorgan Chase Commercial Mortgage Securities Corp. 2001-C1 A3
5.86%	10/12/35		797,790	803,861
JPMorgan Chase Commercial Mortgage Securities Corp. 2001-CIB3 A3
6.47%	11/15/35		1,006,504	1,019,763
Wachovia Bank Commercial Mortgage Trust 2002-C1 A4
6.29%	04/15/34		1,345,000	1,386,738

				16,248,739

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 27.62%
Asset Backed Funding Certificates 2007-WMC1 A2B
1.25%	06/25/37	[3]	$5,000,000	$2,591,130
Asset Backed Securities Corp Home Equity 2007-HE1 A4
0.39%	12/25/36	[3]	3,000,000	1,334,709
Asset Backed Securities Corp. Home Equity 2007-HE1 A2
0.30%	12/25/36	[3]	11,826	11,722
Banco de Credito Y Securitizacion SA 2001-1 AF (Argentina)
8.00%	05/31/10	[2,4,5]	214,728	17,178
BCAP LLC Trust 2010-RR11
5.09%	11/25/37	[4]	2,900,000	2,602,750
BCAP LLC Trust 2010-RR11 3
5.55%	05/25/37	[4]	2,600,000	2,502,500
BCAP LLC Trust 2010-RR11 3A2
3.93%	06/27/36	[3,4]	2,150,238	2,010,473
BHN I Mortgage Fund 2000-1 AF (Argentina)
8.00%	03/31/11	2,4,5,†	110	8
Centex Home Equity 2006-A AV4
0.50%	06/25/36	[3]	4,300,000	2,854,622
Citicorp Residential Mortgage Securities, Inc. 2007-1 A5 (STEP)
6.05%	03/25/37		1,750,000	1,389,868
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 A3
0.43%	03/25/37	[3]	5,000,000	3,630,294
Citigroup Mortgage Loan Trust, Inc. 2007-WFH2 M1
0.65%	03/25/37	[3]	6,500,000	1,962,074
Conseco Finance 2002-C BF1
8.00%	06/15/32	[3]	3,763,000	3,356,498
Conseco Finance 2002-C BF2
8.00%	06/15/32	[3,4]	1,044,806	791,090
Conseco Finance Securitizations Corp. 2002-1 A
6.68%	12/01/33	[3]	94,095	100,725
Conseco Financial Corp. 1996-10 M1
7.24%	11/15/28	[3]	2,700,000	2,794,462
Conseco Financial Corp. 1996-7 M1
7.70%	10/15/27	[3]	1,162,000	1,209,926
Conseco Financial Corp. 1996-8 A6
7.60%	10/15/27	[3]	27,307	28,885
Conseco Financial Corp. 1997-3 A7
7.64%	03/15/28	[3]	654,244	713,341
Conseco Financial Corp. 1998-3 A6
6.76%	03/01/30	[3]	1,114,149	1,178,522
Conseco Financial Corp. 1998-4 A6
6.53%	04/01/30	[3]	1,302,476	1,370,131

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 81

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp. 1998-4 A7
6.87%	04/01/30	[3]	$644,946	$677,997
Conseco Financial Corp. 1999-5 A5
7.86%	03/01/30	[3]	141,597	132,227
Countrywide Asset-Backed Certificates 2007-4 A1A
0.37%	09/25/37	[3]	520,422	507,310
Countrywide Asset-Backed Certificates 2007-4 A2
5.53%	09/25/37		930,000	826,230
Credit-Based Asset Servicing and Securitization LLC 2006-CB4 AV3
0.40%	05/25/36	[3]	6,900,000	4,360,609
Credit-Based Asset Servicing and Securitization LLC 2006-CB6 A24
0.50%	07/25/36	[3]	3,000,000	1,445,975
Credit-Based Asset Servicing and Securitization LLC 2007-CB3 A1 (STEP)
5.42%	03/25/37		2,534,021	1,365,574
Deutsche Financial Capital Securitization LLC 1997-I A3
6.75%	09/15/27		48,313	49,403
First Franklin Mortgage Loan Asset Backed Certificates 2007-FF1 A2D
0.47%	01/25/38	[3]	6,900,000	3,306,901
Green Tree 2008-MH1 A3
8.97%	04/25/38	[3,4]	2,293,501	2,547,622
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		24,253	24,005
Green Tree Home Improvement Loan Trust 1995-D B2
7.45%	09/15/25		80,036	69,086
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		10,380	10,224
HSBC Home Equity Loan Trust 2007-1 M1
0.63%	03/20/36	[3]	1,210,000	844,045
HSBC Home Equity Loan Trust 2007-2 M1
0.56%	07/20/36	[3]	1,950,000	1,475,258
HSBC Home Equity Loan Trust 2007-2 M2
0.62%	07/20/36	[3]	650,000	338,716
IndyMac Manufactured Housing Contract 1997-1 A3
6.61%	02/25/28		684,299	625,824
IndyMac Manufactured Housing Contract 1997-1 A4
6.75%	02/25/28		337,889	310,526
IndyMac Manufactured Housing Contract 1998-1 A4
6.49%	09/25/28		179,241	150,227

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Manufactured Housing Contract 1998-1 A5
6.96%	09/25/28	[3]	$640,148	$549,027
IndyMac Manufactured Housing Contract 1998-2 A2
6.17%	12/25/11		123,414	123,536
IndyMac Manufactured Housing Contract 1998-2 A4
6.64%	12/25/27	[3]	785,506	759,070
JPMorgan Mortgage Acquisition Corp. 2006-FRE1 A3
0.44%	05/25/35	[3]	775,350	712,311
JPMorgan Mortgage Acquisition Corp. 2007-CH5 A3
0.36%	05/25/37	[3]	1,575,000	1,208,731
Lehman ABS Mortgage Loan Trust 2007-1 2A1
0.34%	06/25/37	[3,4]	128,544	57,535
Lehman XS Trust 2007-12N 1A3A
0.45%	07/25/47	[3]	14,120,000	5,463,217
Merrill Lynch Mortgage Investors, Inc. 2004-HE2 A2C
0.83%	08/25/35	[3]	709,726	681,644
Mid-State Trust 2004-1 B
8.90%	08/15/37		1,318,374	1,241,566
Mid-State Trust 6 A4
7.79%	07/01/35		49,664	49,333
Morgan Stanley Mortgage Loan Trust 2006-7 5A2
5.96%	06/25/36	[3]	3,416,946	2,034,714
Nationstar Home Equity Loan Trust 2007-A AV4
0.48%	03/25/37	[3]	5,000,000	3,203,383
Oakwood Mortgage Investors, Inc. 1998-A A4
6.20%	05/15/28		1,867	1,886
Oakwood Mortgage Investors, Inc. 1998-B A4
6.35%	03/15/17		128,057	128,352
Oakwood Mortgage Investors, Inc. 1999-A A2
5.89%	04/15/29		172,059	169,536
Oakwood Mortgage Investors, Inc. 1999-B A4
6.99%	12/15/26		1,311,418	1,326,379
Oakwood Mortgage Investors, Inc. 2002-A AIO (IO)
6.00%	02/15/10	5,†	176,245	35
Opteum Mortgage Acceptance Corp. 2005-5 2A1B
5.64%	12/25/35	[3]	693,690	690,909
Origen Manufactured Housing 2006-A A1
0.41%	11/15/18	[3]	1,835,156	1,797,047
Residential Asset Mortgage Products, Inc. 2007-RZ1 A1
0.32%	02/25/37	[3]	5,293	5,273

See accompanying notes to Schedule of Portfolio Investments.

82 / Annual Report March 2011

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Securities Corp. 2007-KS2 AI1
0.32%	02/25/37	[3]	$19,921	$19,635
SG Mortgage Securities Trust 2007-NC1 A2
0.49%	12/25/36	[3,4]	1,163,484	614,806
Specialty Underwriting & Residential Finance 2004-BC4 A2C
0.74%	10/25/35	[3]	1,876,008	1,684,856
Terwin Mortgage Trust 2004-7HE A1
0.80%	07/25/34	[3,4]	122,539	112,246
UCFC Home Equity Loan 1998-D BF1
8.97%	04/15/30	[3]	585	235
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		27,667	28,498

				74,182,427

U.S. Agency Mortgage-Backed — 13.22%
Fannie Mae (TBA)
3.50%	04/25/26		4,065,000	4,075,480
6.00%	04/25/40		2,270,000	2,468,802
Fannie Mae 1993-80 S
10.53%	05/25/23	[3]	13,395	14,411
Fannie Mae 2000-45 SA (IO)
7.70%	12/18/30	[3]	2,147,797	336,352
Fannie Mae 2001-42 SB
8.50%	09/25/31	[3]	1,891	2,119
Fannie Mae 2003-124 IO (IO)
5.25%	03/25/31		68,129	1,758
Fannie Mae 2003-124 TS
9.80%	01/25/34	[3]	31,598	36,692
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		596,889	62,067
Fannie Mae 2005-92 US (IO)
5.85%	10/25/25	[3]	8,851,440	1,102,132
Fannie Mae 2006-125 SM
6.95%	01/25/37	[3]	10,113,175	1,707,671
Fannie Mae 2006-8 HL
6.45%	03/25/36	[3]	9,151,124	1,743,106
Fannie Mae 2008-50 SA (IO)
5.80%	11/25/36	[3]	8,716,702	1,174,393
Fannie Mae 2010-112 PI (IO)
6.00%	10/25/40		6,388,546	1,204,753
Fannie Mae 2010-43 KS
6.17%	05/25/40	[3]	6,971,140	958,068
Freddie Mac 1602 SN
10.09%	10/15/23	[3]	14,590	18,537
Freddie Mac 1673 SD
11.63%	02/15/24	[3]	724,538	855,056

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac 1760 ZD
3.10%	02/15/24	[3]	$1,557,216	$1,572,646
Freddie Mac 2527 TI (IO)
6.00%	02/15/32		138,374	4,579
Freddie Mac 2561 BX (IO)
5.00%	05/15/17		359,680	8,498
Freddie Mac 2642 BW (IO)
5.00%	06/15/23		83,908	11,035
Freddie Mac 2657 LX (IO)
6.00%	05/15/18		426,135	35,215
Freddie Mac 2764 SH
7.50%	03/15/34	[3]	117,940	121,901
Freddie Mac 3242 SA (IO)
6.10%	11/15/36	[3]	30,337,706	3,989,988
Freddie Mac 3247 SI (IO)
0.15%	08/15/36	[3]	81,062,750	324,948
Freddie Mac 3260 AS (IO)
6.13%	01/15/37	[3]	33,612,985	4,761,273
Freddie Mac 3280 SI (IO)
6.19%	02/15/37	[3]	21,631,193	3,134,591
Freddie Mac 3289 SD (IO)
5.87%	03/15/37	[3]	9,819,596	1,213,700
Freddie Mac Gold (TBA)
3.50%	04/15/26		4,095,000	4,107,477
Ginnie Mae 2001-31 SJ
27.11%	02/20/31	[3]	68,388	100,655
Ginnie Mae 2003-28 LI (IO)
5.50%	02/20/32		49,510	2,897
Ginnie Mae 2004-8 SE
13.80%	11/26/23	[3]	310,778	342,225

				35,493,025

Total Mortgage-Backed (Cost $125,430,001)				125,924,191

MUNICIPAL BONDS — 1.21%*
Illinois — 0.28%
State of Illinois, Pension Funding G.O., Taxable
3.55%	06/01/11		500,000	501,610
4.07%	01/01/14		250,000	250,315

				751,925

Texas — 0.93%
North Texas Higher Education Authority, Inc. 2011-1 A
1.41%	04/01/40	[3]	2,500,000	2,490,550

Total Municipal Bonds (Cost $3,250,535)				3,242,475

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 83

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
U.S. AGENCY SECURITIES — 7.12%
U.S. Agency Securities — 7.12%
Fannie Mae
0.27%	08/23/12	[3]	$2,630,000	$2,633,518
0.28%	10/18/12	[3]	2,605,000	2,606,641
Fannie Mae I
0.40%	02/01/13	[3]	2,490,000	2,491,783
Federal Farm Credit Bank
0.23%	08/08/12	[3]	2,605,000	2,605,646
0.23%	08/20/12	[3]	2,605,000	2,605,591
Federal Home Loan Bank
0.50%	05/16/12		2,340,000	2,345,067
0.65%	10/18/12		2,675,000	2,671,493
Freddie Mac
0.27%	11/07/11	[3]	1,170,000	1,170,605

Total U.S. Agency Securities (Cost $19,115,519)				19,130,344

U.S. TREASURY SECURITIES — 1.09%
U.S. Treasury Notes — 1.09%
U.S. Treasury Notes
1.00%	08/31/11		$2,920,000	2,930,494

Total U.S. Treasury Securities (Cost $2,928,910)

Total Bonds – 97.94% (Cost $255,087,803)				263,027,744

Issues			Shares	Value
PREFERRED STOCK — 1.37%
Communications — 0.51%
Corts Trust for US West Communications
7.50%			7,118	180,726
Preferred Plus Trust Citizens Communications Co.
8.38%			12,100	304,073
Preferred Plus Trust Qwest Capital Funding
7.75%			9,650	238,065
8.00%			19,500	493,545
Preferred Plus Trust Verizon Global Funding Corp.
7.63%			6,100	162,809

				1,379,218

Electric — 0.45%
PPL Corp.
0.24%			22,500	1,197,900

Issues			Shares	Value
PREFERRED STOCK (continued)
Finance — 0.41%
Citigroup Capital XIII
0.20%			40,000	$1,096,000
Terwin Mortgage Trust 2005-P1 A
0.00%3,6,†			570	1

				1,096,001

Total Preferred Stock (Cost $3,417,447)				3,673,119

SHORT-TERM INVESTMENTS — 6.26%

Commercial Paper — 2.74%
BNP Paribas Finance, Inc.
0.26%[7]	04/18/11		$2,395,000	2,395,000
National Rural Utilities Cooperative Finance Corp.
0.22%[7]	05/20/11		2,565,000	2,564,232
UBS Finance Corp.
0.23%[7]	04/21/11		2,400,000	2,399,700

				7,358,932

Money Market Fund — 3.42%
Dreyfus Cash Advantage Fund
0.16%[8]			8,239,000	8,239,000
DWS Money Market Series-Institutional
0.15%[8]			925,000	925,000
Goldman Sachs Financial Square Funds - Prime Obligations Fund
0.10%[8,9]			20,000	20,000

				9,184,000

U.S. Treasury Bills — 0.10%
U.S. Treasury Bills
0.13%[7]	05/05/11	[10]	$275,000	274,975

Total Short-Term Investments (Cost $16,817,604)				16,817,907

Total Investments – 105.57% (Cost $275,322,854)[1]				283,518,770

Liabilities in Excess of Other Assets – (5.57)%				(14,947,826)

NET ASSETS – 100.00%				$268,570,944

See accompanying notes to Schedule of Portfolio Investments.

84 / Annual Report March 2011

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2011

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS
12	Euro Dollar Ninety Day, Expiration June 2011	$ (70,705)
12	Euro Dollar Ninety Day, Expiration September 2011	(77,567)
7	Euro Dollar Ninety Day, Expiration December 2011	(49,855)
7	Euro Dollar Ninety Day, Expiration March 2012	(49,343)
7	Euro Dollar Ninety Day, Expiration June 2012	(46,805)

	Net unrealized depreciation	$(294,275)

Expiration Date	Notional Amount (000’s)	Appreciation	Value
SWAPS: TOTAL RETURN
Based on the change in the return of the Markit IOS Index referencing the interest component of the 6.00% coupon, 30-year, fixed rate Fannie Mae residential mortgage-backed securities pools. Counterparty: Deutsche Bank AG
01/12/39	$1,079	$11,916	$11,916

	$1,079	$11,916	$11,916

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 0.53% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Home Depot, Inc., 5.88%, due 12/16/36. Counterparty: Morgan Stanley
09/20/12	$ –	$2,500	$(10,447)	$(10,447)
The Fund pays a fixed rate equal to 0.41% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 5.40%, due 10/15/16. Counterparty: Citigroup, Inc.
12/20/12	–	300	(1,110)	(1,110)
The Fund pays a fixed rate equal to 0.45% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Lowe’s Cos., Inc., 5.40%, due 10/15/16. Counterparty: Citigroup, Inc.
12/20/12	–	750	(3,307)	(3,307)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Deutsche Bank AG
03/20/13	–	300	(10,109)	(10,109)
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Morgan Stanley
03/20/13	–	300	(10,109)	(10,109)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: CS First Boston
12/20/14	(7,690)	640	(6,308)	(13,998)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Target Corp., 4.00%, due 06/15/13. Counterparty: Deutsche Bank AG
12/20/14	(7,630)	635	(6,258)	(13,888)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)
The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.
03/20/15	$ –	$ 600	$ (33,231)	$(33,231)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Toll Brothers, Inc., 5.15%, due 05/15/15. Counterparty: CS First Boston
09/20/16	11,840	2,500	105,173	117,013
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.
09/20/16	5,790	170	4,252	10,042
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG
09/20/16	6,134	130	1,545	7,679
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc.
09/20/16	6,134	130	1,545	7,679

	$14,578	$8,955	$ 31,636	$46,214

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Notes:

[1]	Cost for federal income tax purposes is $275,707,420 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$28,544,716
Gross unrealized depreciation	(20,733,366)

Net unrealized appreciation	$7,811,350

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at March 31, 2011.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2011, was $46,917,526, representing 17.47% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $25,726, which is 0.01% of total net assets.

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 85

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2011

[6]	Non-Rule 144A securities determined to be restricted private placements under procedures approved by the Fund’s Board of Trustees. Information related to these securities is as follows:

Date of Purchase	Security	Amortized Cost	Value	% of Total Net Assets
07/03/07	Asurion Corp. Term Loan, 3.27%, 07/03/14	$980,402	$979,723	0.37%
12/19/06	Boston Generating LLC 1st Lien, 6.13%, 12/20/13	319,275	193,162	0.07%
06/24/10	Harrah’s Entertainment, Inc. Term Loan B2, 3.30%, 01/28/15	2,837,989	3,015,899	1.12%
	Terwin Mortgage Trust 2005-P1 A, 0.00%,	2,893	1	0.00%

		$4,140,559	$4,188,785	1.56%

[7]	Represents annualized yield at date of purchase.
[8]	Represents the current yield as of March 31, 2011.
[9]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $20,000.
[10]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $274,989.
†

Fair valued security. The aggregate value of fair valued securities is $14,008,902, which is 5.22% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

^ For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These classifications are unaudited.

(G.O.): General Obligation

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

See accompanying notes to Schedule of Portfolio Investments.

86 / Annual Report March 2011

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
BONDS – 84.04%
ASSET-BACKED SECURITIES — 2.16%**
Aerco Ltd. 2A A4 (United Kingdom)
0.78%	07/15/25	[2,3,4]	$2,232	$2,093
Aviation Capital Group Trust 2003-2A G2
1.05%	09/20/33	3,4,†	56,221	46,100
BMW Vehicle Lease Trust 2009-1 A3
2.91%	03/15/12		35,398	35,552
Capital Auto Receivables Asset Trust 2008-CPA A1
1.11%	01/15/13	[3,4]	42,149	42,237
Castle Trust 2003-1AW A1
1.01%	05/15/27	3,4,†	80,533	73,888
Green Tree Recreational Equipment & Consumer Trust 1996-D Certificates
7.24%	12/15/22		16,810	11,874

Total Asset-Backed Securities (Cost $171,930)				211,744

CORPORATES — 25.22%*
Banking — 2.61%
Credit Suisse/Guernsey 1 (Switzerland)
1.00%	05/29/49	[2,3]	230,000	183,138
Lloyds TSB Bank Plc (United Kingdom)
2.65%	01/24/14	[2,3]	70,000	71,816

				254,954

Consumer Discretionary — 0.72%
Anheuser-Busch InBev Worldwide, Inc.
0.85%	01/27/14	[3]	70,000	70,602

Electric — 1.28%
KCP&L Greater Missouri Operations Co.
11.88%	07/01/12		80,000	89,265
W3A Funding Corp.
8.09%	01/02/17		35,583	35,673

				124,938

Finance — 13.44%
Chase Capital II B
0.80%	02/01/27	[3]	325,000	274,653
Citigroup, Inc.
2.01%	05/15/18	[3]	305,000	305,648
General Electric Capital Corp. (MTN)
0.69%	05/05/26	[3]	325,000	282,034
MBNA Capital A
8.28%	12/01/26		100,000	103,250
MBNA Capital B
1.10%	02/01/27	[3]	175,000	135,272
Prudential Holdings LLC (AGM)
1.18%	12/18/17	[3,4]	100,000	93,622

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Woodbourne Capital Trust I
2.73%	04/08/49	[3,4,5]	$150,000	$60,000
Woodbourne Capital Trust II
2.73%	04/08/49	[3,4,5]	150,000	60,000

				1,314,479

Health Care — 0.79%
Universal Health Services, Inc.
6.75%	11/15/11		75,000	77,111

Insurance — 0.51%
MetLife, Inc.
2.38%	02/06/14		50,000	50,102

Real Estate Investment Trust (REIT) — 4.35%
Duke Realty LP
5.40%	08/15/14		50,000	53,797
HCP, Inc.
2.70%	02/01/14		50,000	50,184
6.45%	06/25/12		85,000	89,828
Healthcare Realty Trust, Inc.
5.13%	04/01/14		40,000	42,339
Nationwide Health Properties, Inc.
6.50%	07/15/11		75,000	75,970
Post Apartment Homes LP
5.45%	06/01/12		55,000	56,420
WEA Finance LLC/WT Finance
7.50%	06/02/14	[4]	50,000	57,185

				425,723

Transportation — 1.52%
Continental Airlines Pass-Through Trust 1997-4 A
6.90%	01/02/18		132,891	141,197
Continental Airlines Pass-Through Trust 2002-1 G1
0.76%	08/15/11	[3]	7,267	7,086

				148,283

Total Corporates (Cost $2,429,144)				2,466,192

MORTGAGE-BACKED — 52.44%**
Commercial Mortgage-Backed — 9.19%
Bayview Commercial Asset Trust 2004-3 A1
0.62%	01/25/35	[3,4]	60,755	54,452
Bear Stearns Commercial Mortgage Securities 2002-PBW1 A2
4.72%	11/11/35	[3]	55,000	56,767
Commercial Mortgage Asset Trust 1999-C1 A4
6.98%	01/17/32	[3]	55,000	57,607

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 87

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Credit Suisse First Boston Mortgage Securities, Corp. 2002-CP3 A3
5.60%	07/15/35		$60,000	$62,322
GE Capital Commercial Mortgage Corp. 2001-1 A2
6.53%	05/15/33		734	734
GE Capital Commercial Mortgage Corp. 2002-1A A3
6.27%	12/10/35		62,481	64,473
GE Capital Commercial Mortgage Corp. 2002-2A A3
5.35%	08/11/36		125,000	129,865
GE Capital Commercial Mortgage Corp. 2002-3A A2
5.00%	12/10/37		60,000	62,231
GMAC Commercial Mortgage Securities, Inc. 2002-C2 A3
5.71%	10/15/38		52,379	54,180
Greenwich Capital Commercial Funding Corp. 2002-C1 A4
4.95%	01/11/35		55,000	57,137
Greenwich Capital Commercial Funding Corp. 2003-C1 A4
4.11%	07/05/35		55,000	57,022
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-C2 A2
5.05%	12/12/34		60,000	62,583
JPMorgan Chase Commercial Mortgage Securities Corp. 2002-CA A3
5.38%	07/12/37		55,000	56,952
Nomura Asset Securities Corp. 1998-D6 A3
6.76%	03/15/30	[3]	55,000	60,027
Wachovia Bank Commercial Mortgage Trust 2002-C2 A4
4.98%	11/15/34		60,000	62,378

				898,730

Non-Agency Mortgage-Backed — 26.74%
Accredited Mortgage Loan Trust 2005-4 A2C
0.46%	12/25/35	[3]	18,294	17,869
ACE Securities Corp. 2004-FM1 B1A
5.50%	09/25/33	[3]	17,188	3,989
American Home Mortgage Investment Trust 2007-2 11A1
0.48%	03/25/47	[3]	101,868	52,777
Banc of America Mortgage Securities, Inc. 2003-A 2A2
2.98%	02/25/33	[3]	8,374	7,568
Conseco Finance Home Loan Trust 2000-E M1
8.13%	08/15/31	[3]	26,640	26,196

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Financial Corp. 1997-4 A5
6.88%	02/15/29		$62,003	$64,467
Countrywide Alternative Loan Trust 2005-16 A5
0.53%	06/25/35	[3]	156,237	54,312
Countrywide Alternative Loan Trust 2005-27 3A2
1.41%	08/25/35	[3]	88,320	48,594
Countrywide Asset-Backed Certificates 2004-1 2A
0.49%	04/25/34	[3]	5,852	4,861
Credit Suisse First Boston Mortgage Securities Corp. 1997-2 A
7.50%	06/25/20	[4]	9,077	9,362
Credit-Based Asset Servicing and Securitization LLC 2003-CB1 AF (STEP)
3.95%	01/25/33		78,888	69,340
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR1 A2A
0.66%	09/19/44	[3]	55,492	42,077
Downey Savings & Loan Association Mortgage Loan Trust 2004-AR3 2A2A
0.62%	07/19/44	[3]	15,222	12,112
GE Mortgage Services LLC 1998-HE1 A7
6.47%	06/25/28		1,369	1,355
Green Tree Home Improvement Loan Trust 1995-C B2
7.60%	07/15/20		16,141	15,975
Green Tree Home Improvement Loan Trust 1995-F B2
7.10%	01/15/21		45,484	44,797
Harborview Mortgage Loan Trust 2004-8 2A4A
0.65%	11/19/34	[3]	80,619	58,498
Harborview Mortgage Loan Trust 2005-11 2A1A
0.56%	08/19/45	[3]	153,234	106,895
HSBC Home Equity Loan Trust 2006-1 A1
0.41%	01/20/36	[3]	56,297	51,766
HSBC Home Equity Loan Trust 2007-1 M1
0.63%	03/20/36	[3]	100,000	69,756
IndyMac Index Mortgage Loan Trust 2004-AR12 A1
0.64%	12/25/34	[3]	208,777	131,446
IndyMac Index Mortgage Loan Trust 2004-AR5 2A1A
1.11%	08/25/34	[3]	26,478	18,733
IndyMac Index Mortgage Loan Trust 2005-AR18 2A1B
1.03%	10/25/36	[3]	108,786	73,928

See accompanying notes to Schedule of Portfolio Investments.

88 / Annual Report March 2011

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust 2005-AR2 2A2A
0.59%	02/25/35	[3]	$90,116	$55,645
IndyMac Index Mortgage Loan Trust 2006-AR2 1A1A
0.47%	04/25/46	[3]	113,479	66,865
IndyMac Manufactured Housing Contract 1997-1 A4
6.75%	02/25/28		177,525	163,149
Lehman XS Trust 2006-2N 1A1
0.51%	02/25/46	[3]	72,000	43,675
Merrill Lynch First Franklin Mortgage Loan Trust 2007-3 A2D
0.50%	06/25/37	[3]	100,000	49,436
Merrill Lynch First Franklin Mortgage Loan Trust 2007-4 2A4
0.50%	07/25/37	[3]	30,000	14,538
Nationstar Home Equity Loan Trust 2007-B 2AV4
0.57%	04/25/37	[3]	205,000	96,584
Option One Mortgage Loan Trust 2003-2 A2
0.85%	04/25/33	[3]	93,780	80,883
Option One Mortgage Loan Trust 2003-5 A2
0.89%	08/25/33	[3]	63,901	53,368
Origen Manufactured Housing 2006-A A1
0.41%	11/15/18	[3]	37,343	36,568
Park Place Securities, Inc. 2004-MHQ1 M1
0.95%	12/25/34	[3]	53,823	52,076
Residential Asset Mortgage Products, Inc. 2003-RS1 AII
1.03%	02/25/33	[3]	44,569	24,145
Residential Asset Mortgage Products, Inc. 2003-SL1 A11
7.13%	03/25/16		76,051	78,429
Residential Asset Mortgage Products, Inc. 2003-SL1 A41
8.00%	04/25/31		33,277	35,112
Residential Asset Mortgage Products, Inc. 2004-SL1 A2
8.50%	11/25/31		14,931	15,284
Residential Asset Securities Corp. 2003-KS3 A2
0.85%	05/25/33	[3]	29,146	24,914
Residential Asset Securities Corp. 2005-KS12 A2
0.50%	01/25/36	[3]	38,567	36,646
Resmae Mortgage Loan Trust 2006-1 A1B
0.52%	02/25/36	[3,4]	207,596	11,952
SACO I, Inc. 2005-2 A
0.45%	04/25/35	[3,4]	3,541	1,479
Saxon Asset Securities Trust 2004-1 M1
1.04%	03/25/35	[3]	215,830	176,842

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments, Inc. 2006-AR5 1A1
0.46%	05/25/46	[3]	$128,891	$73,302
Structured Asset Securities Corp. 2003-15A 2A1
2.62%	04/25/33	[3]	69,874	68,319
Structured Asset Securities Corp. 2003-34A 5A4
2.60%	11/25/33	[3]	56,161	56,545
Structured Asset Securities Corp. 2006-BC6 A2
0.33%	01/25/37	[3]	61,602	56,899
Terwin Mortgage Trust 2004-13AL 2PX (IO)
0.34%	08/25/34	[4,5]	11,243,637	102,097
Washington Mutual Mortgage Pass-Through Certificates 2002-AR6 A
1.71%	06/25/42	[3]	14,049	11,765
Washington Mutual MSC Mortgage Pass-Through Certificates 2003-MS9 1A
7.00%	04/25/33		86,699	89,306
Wells Fargo Home Equity Trust 2005-3 AII3
0.59%	11/25/35	[3]	53,630	52,478

				2,614,974

U.S. Agency Mortgage-Backed — 16.51%
Fannie Mae 1997-91 SL (IO)
7.50%	11/25/23	[3]	241,094	53,804
Fannie Mae 2002-97 FR
0.80%	01/25/33	[3]	102,095	102,508
Fannie Mae 2003-37 IG (IO)
5.50%	05/25/32		145,583	15,138
Fannie Mae 2003-62 IG (IO)
5.00%	10/25/31		1,000,000	87,908
Fannie Mae 2003-71 YF
0.65%	09/25/31	[3]	175,064	175,274
Fannie Mae 2003-76 GF
0.65%	09/25/31	[3]	189,451	189,679
Fannie Mae 2004-33 MW
4.50%	01/25/30		100,000	106,750
Fannie Mae 2008-47 PF
0.75%	06/25/38	[3]	97,688	98,580
Fannie Mae G-36 ZB
7.00%	11/25/21		2,781	3,125
Fannie Mae Pool 646884
1.92%	05/01/32	[3]	78,458	79,215
Fannie Mae Pool 802665
2.24%	12/01/34	[3]	18,558	19,245
Fannie Mae Whole Loan 2003-W6 F
0.60%	09/25/42	[3]	153,623	153,569

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 89

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2011

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac 3501 JA
4.00%	04/15/37		$121,315	$126,316
Freddie Mac Non Gold Pool 781908
2.57%	09/01/34	[3]	54,789	57,607
Freddie Mac-Ginnie Mae 2 L
8.00%	11/25/22		18,994	21,049
National Credit Union Administration Guaranteed Notes 2011-C1 2A
0.79%	03/09/21	[3]	130,000	130,000
National Credit Union Administration Guaranteed Notes 2011-R3 1A
0.67%	03/11/20	[3]	100,000	100,000
National Credit Union Administration Guaranteed Notes 2011-R4 1A
0.72%	03/06/20	[3]	95,000	95,000

				1,614,767

Total Mortgage-Backed (Cost $5,405,555)				5,128,471

MUNICIPAL BONDS — 1.20%*
California — 0.53%
State of California, Refunding Bonds, G.O., Taxable Variable Purpose
4.85%	10/01/14		50,000	52,115

Illinois — 0.67%
State of Illinois, Pension Funding G.O., Taxable
2.77%	01/01/12		40,000	40,247
4.07%	01/01/14		25,000	25,031

				65,278

Total Municipal Bonds (Cost $116,483)				117,393

U.S. AGENCY SECURITIES — 3.02%
Federal Home Loan Bank
0.37%	11/16/11		90,000	90,000
0.50%	05/16/12		110,000	110,238
0.65%	10/18/12		95,000	94,875

Total U.S. Agency Securities (Cost $294,958)				295,113

Total Bonds – 84.04% (Cost $8,418,070)				8,218,913

Issues	Maturity Date		Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS — 17.73%
Money Market Fund — 9.30%
Dreyfus Cash Advantage Fund
0.16%[6]			444,000	$444,000
DWS Money Market Series-Institutional
0.15%[6]			37,000	37,000
Fidelity Institutional Money Market Funds -Prime Money Market Portfolio
0.15%[6]			428,000	428,000

				909,000

U.S. Agency Discount Notes — 0.56%
Fannie Mae
0.29%[7]	07/01/11		$55,000	54,986

U.S. Treasury Bills — 7.87%
U.S. Treasury Bills
0.13%[7]	05/05/11	[8]	25,000	24,998
0.13%[7]	05/05/11	[8]	745,000	744,933

				769,931

Total Short-Term Investments (Cost $1,733,865)				1,733,917

Total Investments – 101.77% (Cost $10,151,935)[1]				9,952,830

Liabilities in Excess of Other Assets – (1.77)%				(172,819)

Net Assets – 100.00%				$9,780,011

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
19	S&P 500 Index, Expiration June 2011	$82,922

	Net unrealized appreciation	$82,922

Expiration Date	Notional Amount (000’s)	Appreciation	Value
SWAPS: TOTAL RETURN
The Fund pays a floating rate based on 1-month USD LIBOR plus 9 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: CS First Boston
04/05/11	$2	$1,370	$1,370
The Fund pays a floating rate based on 1-month USD LIBOR plus 9 basis points and the Fund receives from the counterparty the price return on the Standard & Poor’s 500 Total Return Index. Counterparty: CS First Boston
05/04/11	2	–	–

	$4	$1,370	$1,370

See accompanying notes to Schedule of Portfolio Investments.

90 / Annual Report March 2011

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2011

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 2.25% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 6.00%, due 08/15/35. Counterparty: Deutsche Bank AG
03/20/14	$ –	$25	$(1,097)	$(1,097)
The Fund pays a fixed rate equal to 2.40% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Darden Restaurants, Inc., 7.13%, due 02/01/16. Counterparty: Citigroup, Inc.
03/20/15	–	150	(8,308)	(8,308)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Citigroup, Inc.
09/20/16	1,533	45	1,125	2,658
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Deutsche Bank AG
09/20/16	1,887	40	476	2,363
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the D.R. Horton, Inc., 5.38%, due 06/15/12. Counterparty: Goldman Sachs Group, Inc.
09/20/16	1,887	40	476	2,363

	$5,307	$300	$(7,328)	$(2,021)

[a]

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Notes:

[1]	Cost for federal income tax purposes is $10,208,461 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$2,013,901
Gross unrealized depreciation	(2,269,532)

Net unrealized depreciation	$(255,631)

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at March 31, 2011.
[4]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities at March 31, 2011, was 614,467, representing 6.28% of total net assets.

[5]	Illiquid security as determined under procedures approved by the Fund’s Board of Trustees. The aggregate value of illiquid securities is $222,097, which is 2.27% of total net assets.
[6]	Represents the current yield as of March 31, 2011.
[7]	Represents annualized yield at date of purchase.
[8]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $769,969.
†

Fair valued security. The aggregate value of fair valued securities is $119,988, which is 1.23% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date less than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date less than the stated maturity date.

^ For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These classifications are unaudited.

(AGM): Assurance Guaranty Municipal Corp. (formerly known as FSA

(Financial Security Assurance, Inc.))

(G.O.): General obligation

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 91

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2011

ASSETS:	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investments, at value (Cost $120,189,881, $2,002,028,452, $210,910,185, $13,971,322,584, $1,955,347,356, $275,322,854, and $10,151,935, respectively) (Note 2)	$115,447,462	$1,975,702,602
Cash and cash equivalents (Note 2)	20,134	10,316
Cash on deposit with brokers for collateral on options (Note 3)	–	–
Premiums paid for swap contracts	–	147,361
Unrealized appreciation on swap contracts	161,781	2,142,830
Dividends and interest receivable	289,915	9,142,342
Due from Adviser (Note 6)	6,835	–
Receivable for securities sold	44,841	1,142,322
Receivables from Lehman Brothers, at value (Cost $0, $0, $0, $0, $210,500, $399,950, and $0, respectively) (Note 3)	–	–
Receivable for capital stock sold	922,535	10,017,757
Other assets	18,041	46,487

Total assets	116,911,544	1,998,352,017

Liabilities:
Unrealized depreciation on swap contracts	–	331,444
Premiums received for swap contracts	1,392,127	9,910,312
Written option contracts, at value (Premiums received $0, $0, $39,054, $2,393,008, $875,629, $0, and $0, respectively) (Note 3)	–	–
Payable for securities purchased	1,295,350	46,593,882
Payable for capital stock redeemed	774,024	8,390,913
Payable for daily variation margin on futures contracts (Note 3)	–	–
Distributions payable	4,864	263,748
Advisory fees payable (Note 6)	24,922	551,691
Audit fees payable	40,373	67,696
Accrued trustees fees and expenses	7,554	65,483
Accrued distribution (12b-1) and service fees payable	5,687	223,559
Accrued other expenses	19,662	224,137

Total liabilities	3,564,563	66,622,865

Net assets	$113,346,981	$1,931,729,152

Class M Shares:
Net assets (Applicable to 9,941,749, 156,722,448, 5,505,663, 672,089,535, 123,467,542, 10,735,226, and 2,185,082, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$42,173,894	$1,356,201,255

Net asset value, offering and redemption price per Class M share	$4.24	$8.65

Class I Shares:
Net assets (Applicable to 16,757,944, 66,242,754, 14,010,565, 573,560,263, 69,941,373, 21,984,625, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$71,173,087	$573,394,845

Net asset value, offering and redemption price per Class I share	$4.25	$8.66

Administrative Class:
Net assets (Applicable to 0, 190,876, 0, 641,141, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$2,133,052

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.18

Net Assets Consist of:
Capital paid-in (Note 8)	$162,526,926	$2,150,348,592
Undistributed (distributions in excess of) net investment income	1	66,639
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, securities sold short, swap contracts and written options	(44,599,308)	(194,171,615)
Net unrealized appreciation/(depreciation) on investments	(4,742,419)	(26,325,850)
Net unrealized appreciation/(depreciation) on futures contracts and swap contracts	161,781	1,811,386

	$113,346,981	$1,931,729,152

See accompanying notes to financial statements.

92 / Annual Report March 2011

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2011

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$221,736,191	$14,514,790,803	$2,070,832,001	$283,518,770	$9,952,830
23,991	1,459,800	158,211	25,315	21,411
–	–	2,819	1,478,325	–
1,781,969	48,676,862	44,730	29,898	5,307
216,724	11,519,227	57,898	1,405,759	3,447
1,151,316	86,482,285	40,617,788	1,578,238	39,045
6,106	–	116,958	–	4,743
1,251,334	105,894,359	1,298,214	–	132

–	–	52,099	98,988	–
626,284	73,298,387	32,123,414	577,683	1,042
24,027	121,515	90,823	21,483	18,091

226,817,942	14,842,243,238	2,145,394,955	288,734,459	10,046,048

1,579,731	51,389,670	18,645	1,362,207	9,405
1,445,693	58,077,658	–	15,320	–

19,609	1,216,875	431,250	–	– `
21,823,251	1,698,471,253	19,461,148	14,261,299	95,065
538,315	42,473,822	5,869,528	3,444,983	54,137
6,738	479,850	–	3,712	12,370
127,971	5,101,733	1,950,293	565,720	27,194
59,469	3,752,818	866,222	412,143	5,803
59,542	103,802	58,545	42,535	33,094
7,236	295,998	26,659	10,006	19,991
9,988	1,217,878	275,108	17,956	–
29,093	1,705,315	329,704	27,634	8,978

25,706,636	1,864,286,672	29,287,102	20,163,515	266,037

$201,111,306	$12,977,956,566	$2,116,107,853	$268,570,944	$9,780,011

$56,747,755	$6,999,143,282	$1,351,022,311	$88,161,988	$9,780,011

$10.31	$10.41	$10.94	$8.21	$4.48

$144,363,551	$5,972,132,348	$765,085,542	$180,408,956	N/A

$10.30	$10.41	$10.94	$8.21	N/A

N/A	$6,680,936	N/A	N/A	N/A

N/A	$10.42	N/A	N/A	N/A

$194,297,334	$12,555,334,009	$1,977,407,765	$380,059,036	$106,378,843
(107,805)	1,676,001	(30,040)	9,803	322,253

(2,500,002)	(84,739,790)	22,920,252	(119,142,127)	(96,798,944)
10,845,450	544,670,372	115,770,623	7,894,954	(199,105)
(1,423,671)	(38,984,026)	39,253	(250,722)	76,964

$201,111,306	$12,977,956,566	$2,116,107,853	$268,570,944	$9,780,011

See accompanying notes to financial statements.

Annual Report March 2011 / 93

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2011

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND

Investment Income:
Interest	$3,155,749	$63,387,368
Dividends	20,841	264,448

Total investment income	3,176,590	63,651,816

Expenses:
Investment advisory fees (Note 6)	252,992	5,321,670
Administration fees	70,199	469,366
Custodian fees	18,113	76,177
Distribution (12b-1) and service fees	46,100	2,381,714
Insurance expense	2,471	35,982
Miscellaneous expenses	42,358	217,615
Professional fees	41,420	89,372
Registration and filing fees	22,686	54,625
Reports to shareholders	4,327	68,779
Transfer agent fees	38,082	365,472
Trustees’ fees and expenses	2,559	42,897
Repayment of reimbursed expenses (Note 6)	–	176,216

Total operating expenses	541,307	9,299,885
Expenses waived and reimbursed (Note 6)	(151,138)	–

Net expenses	390,169	9,299,885

Net investment income	2,786,421	54,351,931

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Swap Contracts and Written Options:
Net realized gain/(loss) on:
Investments	(1,093,670)	(27,054,777)
Futures contracts	–	5,732,668
Swap contracts	(104,894)	(2,842,531)
Written options	–	–
Net change in unrealized appreciation/depreciation on:
Investments	5,146,374	103,171,867
Futures contracts	–	(60,828)
Swap contracts	957,448	11,206,660
Written options	–	–

Net change in realized and unrealized gain on investments, futures contracts, written options and swap contracts	4,905,258	90,153,059

Net Increase in Net Assets from Operations	$7,691,679	$144,504,990

See accompanying notes to financial statements.

94 / Annual Report March 2011

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2011

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$10,289,835	$545,389,837	$113,719,743	$17,585,234	$457,208
24,541	1,373,339	752,375	281,064	1,580

10,314,376	546,763,176	114,472,118	17,866,298	458,788

738,662	37,585,654	6,706,695	4,456,985	70,531
95,437	2,519,846	351,696	102,603	33,599
25,529	386,760	50,448	17,815	9,311
112,318	12,424,164	2,118,809	170,652	–
5,112	201,488	17,367	5,335	650
51,971	852,351	137,403	40,295	28,338
61,748	226,157	71,702	45,991	33,099
49,477	781,222	304,783	55,563	19,537
8,444	399,723	67,945	10,855	113
41,206	1,795,446	263,365	37,278	18,481
5,344	254,462	28,327	5,938	396
–	52,140	–	–	–

1,195,248	57,479,413	10,118,540	4,949,310	214,055
(154,326)	–	(622,336)	–	(111,798)

1,040,922	57,479,413	9,496,204	4,949,310	102,257

9,273,454	489,283,763	104,975,914	12,916,988	356,531

3,080,786	207,406,360	31,843,386	(710,754)	(710,727)
1,925,888	43,387,102	302,213	(241,856)	1,583,114
(269,842)	(9,218,706)	1,926,679	(4,786,789)	461,870
59,864	3,175,720	2,291,303	75,535	–

4,762,924	116,977,802	49,949,235	20,973,115	1,445,665
62,082	2,511,207	(916)	(67,823)	(265,667)
542,199	5,916,665	183,666	8,142,156	(38,372)
19,445	1,176,133	444,379	–	–

10,183,346	371,332,283	86,939,945	23,383,584	2,475,883

$19,456,800	$860,616,046	$191,915,859	$36,300,572	$2,832,414

See accompanying notes to financial statements.

Annual Report March 2011 / 95

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND
	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Operations:
Net investment income	$2,786,421	$4,596,797
Net realized gain/(loss) on investments	(1,093,670)	(12,441,703)
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	(104,894)	(165,707)
Net change in unrealized appreciation on investments	5,146,374	22,947,062
Net change in unrealized appreciation/(depreciation) on futures contracts, securities sold short, swap contracts and written options	957,448	1,943,968

Net increase in net assets resulting from operations	7,691,679	16,880,417

Distributions to Shareholders from:
Net investment income:
Class M	(798,430)	(1,152,339)
Class I	(2,207,260)	(3,845,404)
Administrative Class	–	–
Net realized gains:
Class M	–	–
Class I	–	–
Administrative Class	–	–
Return of capital:
Class M	–	–
Class I	–	–

Net decrease in net assets resulting from distributions	(3,005,690)	(4,997,743)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	39,274,307	13,561,461
Shares issued in reinvestment of distributions	752,157	1,108,206
Cost of shares redeemed	(21,101,236)	(30,931,284)

Total Class M capital share transactions	18,925,228	(16,261,617)

Class I:
Proceeds from sale of shares	66,579,022	46,634,632
Shares issued in reinvestment of distributions	2,195,154	2,955,480
Cost of shares redeemed	(80,889,077)	(39,349,500)

Total Class I capital share transactions	(12,114,901)	10,240,612

Administrative Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Administrative Class capital share transactions	–	–

Net increase/(decrease) in net assets resulting from capital share transactions	6,810,327	(6,021,005)

Net increase/(decrease) in net assets	11,496,316	5,861,669
Redemption fees (Note 8)	–	–
Net assets at beginning of year	101,850,665	95,988,996

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $1, $1, $66,639, $352, $(107,805), $(111,526), $1,676,001 and $(1,678,436), respectively)	$113,346,981	$101,850,665

See accompanying notes to financial statements.

96 / Annual Report March 2011

Metropolitan West Funds

Statements of Changes in Net Assets

LOW DURATION BOND FUND		INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010

$54,351,931	$54,829,460	$9,273,454	$9,654,214	$489,283,763	$403,228,433
(27,054,777)	(61,617,611)	3,080,786	2,002,843	207,406,360	7,081,376
2,890,137	32,321,658	1,715,910	1,728,494	37,344,116	55,918,105
103,171,867	231,189,507	4,762,924	21,021,019	116,977,802	899,965,028

11,145,832	(18,375,039)	623,726	(3,269,569)	9,604,005	(104,176,091)

144,504,990	238,347,975	19,456,800	31,137,001	860,616,046	1,262,016,851

(38,132,023)	(38,931,365)	(2,266,833)	(1,818,974)	(262,515,977)	(221,740,001)
(16,959,709)	(18,100,246)	(7,008,696)	(7,837,984)	(224,353,653)	(177,782,236)
(65,735)	(7,990)	–	–	(191,322)	(9,067)

–	–	(1,948,978)	(47,359)	(100,699,828)	–
–	–	(5,191,527)	(180,335)	(85,014,427)	–
–	–	–	–	(98,038)	–

–	–	–	(187,042)	–	–
–	–	–	(712,223)	–	–

(55,157,467)	(57,039,601)	(16,416,034)	(10,783,917)	(672,873,245)	(399,531,304)

711,446,929	637,529,129	36,296,188	22,547,502	3,736,961,922	2,094,737,087
36,694,626	36,637,451	3,967,555	1,978,085	345,158,489	200,659,167
(487,460,160)	(423,723,114)	(28,672,171)	(9,595,788)	(1,836,979,727)	(1,415,084,290)

260,681,395	250,443,466	11,591,572	14,929,799	2,245,140,684	880,311,964

285,925,978	242,229,747	43,722,032	24,044,802	3,263,153,195	2,374,744,937
14,185,001	15,239,908	9,335,955	7,323,710	258,838,892	155,883,128
(229,320,214)	(150,441,120)	(73,747,650)	(25,657,662)	(1,413,679,712)	(1,140,652,507)

70,790,765	107,028,535	(20,689,663)	5,710,850	2,108,312,375	1,389,975,558

4,023,789	1,429,869	–	–	5,960,960	1,677,942
60,867	5,799	–	–	265,092	4,022
(3,102,686)	(427,842)	–	–	(729,316)	(504,012)

981,970	1,007,826	–	–	5,496,736	1,177,952

332,454,130	358,479,827	(9,098,091)	20,640,649	4,358,949,795	2,271,465,474

421,801,653	539,788,201	(6,057,325)	40,993,733	4,546,692,596	3,133,951,021
–	–	–	–	–	–
1,509,927,499	970,139,298	207,168,631	166,174,898	8,431,263,970	5,297,312,949

$1,931,729,152	$1,509,927,499	$201,111,306	$207,168,631	$12,977,956,566	$8,431,263,970

See accompanying notes to financial statements.

Annual Report March 2011 / 97

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND
	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010

Operations:
Net investment income	$104,975,914	$42,166,853
Net realized gain/(loss) on investments	31,843,386	15,810,558
Net realized gain/(loss) on futures contracts, securities sold short, swap contracts and written options	4,520,195	2,966,894
Net change in unrealized appreciation on investments	49,949,235	79,417,562
Net change in unrealized appreciation/depreciation on futures contracts, securities sold short, swap contracts and written options	627,129	1,111,090

Net increase in net assets resulting from operations	191,915,859	141,472,957

Distributions to Shareholders from:
Net investment income:
Class M	(65,844,263)	(24,906,811)
Class I	(39,615,468)	(16,292,308)
Net realized gains:
Class M	(4,490,170)	(1,306,156)
Class I	(2,975,757)	(609,410)
Return of capital:
Class M	–	–
Class I	–	–

Net decrease in net assets resulting from distributions	(112,925,658)	(43,114,685)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	1,161,871,980	551,706,443
Shares issued in reinvestment of distributions	65,465,652	24,330,841
Cost of shares redeemed	(449,705,205)	(166,722,523)

Total Class M capital share transactions	777,632,427	409,314,761

Class I:
Proceeds from sale of shares	653,274,307	175,428,312
Shares issued in reinvestment of distributions	33,139,073	16,223,385
Cost of shares redeemed	(202,667,849)	(91,360,017)

Total Class I capital share transactions	483,745,531	100,291,680

Net increase/(decrease) in net assets resulting from capital share transactions	1,261,377,958	509,606,441

Net increase/(decrease) in net assets	1,340,368,159	607,964,713
Redemption fees (Note 8)	–	177,954
Net assets at beginning of year	775,739,694	167,597,027

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $(30,040), $(29,963), $9,803, $54,939, $322,253 and $(650,340), respectively)	$2,116,107,853	$775,739,694

See accompanying notes to financial statements.

98 / Annual Report March 2011

Metropolitan West Funds

Statements of Changes in Net Assets

STRATEGIC INCOME FUND		ALPHATRAK 500 FUND

YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010

$12,916,988	$18,726,284	$356,531	$1,693,039
(710,754)	(35,634,379)	(710,727)	(23,910,949)
(4,953,110)	1,992,336	2,044,984	21,403,545
20,973,115	78,075,408	1,445,665	34,072,481

8,074,333	3,325,754	(304,039)	(1,644,798)

36,300,572	66,485,403	2,832,414	31,613,318

(3,582,562)	(1,917,987)	(642,897)	(9,700,650)
(9,739,914)	(17,718,575)	–	–

–	–	–	(1,433,003)
–	–	–	–

–	–	–	–
–	–	–	–

(13,322,476)	(19,636,562)	(642,897)	(11,133,653)

115,143,426	64,738,847	4,289,974	14,103,517
3,482,968	1,876,279	608,139	10,507,518
(84,523,169)	(31,299,346)	(8,346,309)	(93,386,424)

34,103,225	35,315,780	(3,448,196)	(68,775,389)

11,291,013	34,603,648	–	–
2,429,011	5,121,574	–	–
(17,705,905)	(33,736,128)	–	–

(3,985,881)	5,989,094	–	–

30,117,344	41,304,874	(3,448,196)	(68,775,389)

53,095,440	88,153,715	(1,258,679)	(48,295,724)
–	–	–	–
215,475,504	127,321,789	11,038,690	59,334,414

$ 268,570,944	$215,475,504	$9,780,011	$11,038,690

See accompanying notes to financial statements.

Annual Report March 2011 / 99

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Year	$4.04	$3.53	$4.64	$5.12	$5.09

Income from Investment Operations:
Net investment income[1]	0.11	0.20	0.25	0.26	0.24
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.21	0.51	(1.10)	(0.48)	0.03

Total from Investment Operations	0.32	0.71	(0.85)	(0.22)	0.27

Less Distributions:
From net investment income	(0.12)	(0.20)	(0.26)	(0.26)	(0.24)
From net capital gains	–	–	–	–	(0.00)[2]

Total Distributions	(0.12)	(0.20)	(0.26)	(0.26)	(0.24)

Net Asset Value, End of Year	$4.24	$4.04	$3.53	$4.64	$5.12

Total Return	8.01%	20.74%	(18.85)%	(4.48)%	5.52%
Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$42,174	$22,020	$35,929	$133,051	$119,957
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.65%	0.95%	0.63%	0.54%	0.57%
After expense waivers and reimbursements	0.50%	0.73%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.57%	5.24%	5.84%	5.23%	4.74%
Portfolio Turnover Rate	42%	43%	20%	30%	81%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.50%.

See accompanying notes to financial statements.

100 / Annual Report March 2011

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Year	$4.04	$3.53	$4.64	$5.12	$5.09

Income from Investment Operations:
Net investment income[1]	0.12	0.19	0.26	0.27	0.25
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.22	0.53	(1.10)	(0.48)	0.03

Total from Investment Operations	0.34	0.72	(0.84)	(0.21)	0.28

Less Distributions:
From net investment income	(0.13)	(0.21)	(0.27)	(0.27)	(0.25)
From net capital gains	–	–	–	–	(0.00)[2]

Total Distributions	(0.13)	(0.21)	(0.27)	(0.27)	(0.25)

Net Asset Value, End of Year	$4.25	$4.04	$3.53	$4.64	$5.12

Total Return	8.43%	20.93%	(18.72)%	(4.32)%	5.69%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$71,173	$79,830	$60,060	$120,380	$125,128
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.49%	0.79%	0.47%	0.38%	0.40%
After expense waivers and reimbursements	0.34%	0.57%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.83%	4.93%	6.09%	5.40%	4.94%
Portfolio Turnover Rate	42%	43%	20%	30%	81%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.34%.

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2011 / 101

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Year	$8.21	$7.08	$8.81	$9.49	$9.32

Income from Investment Operations:
Net investment income[1]	0.26	0.33	0.49	0.48	0.45
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.44	1.15	(1.70)	(0.67)	0.16

Total from Investment Operations	0.70	1.48	(1.21)	(0.19)	0.61

Less Distributions:
From net investment income	(0.26)	(0.35)	(0.52)	(0.49)	(0.44)

Total Distributions	(0.26)	(0.35)	(0.52)	(0.49)	(0.44)

Net Asset Value, End of Year	$8.65	$8.21	$7.08	$8.81	$9.49

Total Return	8.63%	21.45%	(14.20)%	(2.11)%	6.74%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,356,201	$1,032,666	$656,275	$1,313,261	$944,867
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.58%	0.71%	0.62%	0.59%	0.60%
After expense waivers and reimbursements	0.58%	0.69%	0.59%	0.58%	0.58%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.01%	4.32%	6.00%	5.21%	4.78%
Portfolio Turnover Rate	87%	36%	38%	95%	80%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund incurred interest expense for the fiscal years ended March 31, 2010, and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.58% and 0.58% respectively.

See accompanying notes to financial statements.

102 / Annual Report March 2011

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Year	$8.22	$7.08	$8.82	$9.49	$9.32

Income from Investment Operations:
Net investment income[1]	0.27	0.35	0.50	0.50	0.47
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.45	1.16	(1.71)	(0.66)	0.16

Total from Investment Operations	0.72	1.51	(1.21)	(0.16)	0.63

Less Distributions:
From net investment income	(0.28)	(0.37)	(0.53)	(0.51)	(0.46)

Total Distributions	(0.28)	(0.37)	(0.53)	(0.51)	(0.46)

Net Asset Value, End of Year	$8.66	$8.22	$7.08	$8.82	$9.49

Total Return	8.82%	21.83%	(14.13)%	(1.82)%	6.94%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$573,395	$476,233	$313,864	$595,595	$711,598
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.39%	0.52%	0.43%	0.40%	0.41%
After expense waivers and reimbursements	0.39%	0.50%	0.40%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.20%	4.52%	6.19%	5.39%	4.96%
Portfolio Turnover Rate	87%	36%	38%	95%	80%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund incurred interest expense for the fiscal years ended March 31, 2010, and March 31, 2009. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010 and March 31, 2009 would have been 0.39% and 0.39% respectively.

See accompanying notes to financial statements.

Annual Report March 2011 / 103

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS*
	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$10.61	$10.00

Income from Investment Operations:
Net investment income[1]	0.31	0.15
Net realized and unrealized gain on investments, futures contracts, swap contracts and written options	0.57	0.64

Total from Investment Operations	0.88	0.79

Less Distributions:
From net investment income	(0.31)	(0.18)

Total Distributions	(0.31)	(0.18)

Net Asset Value, End of Year	$11.18	$10.61

Total Return	8.41%	7.91%[2]

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,133	$1,029
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.78%	0.91%[4]
After expense waivers and reimbursements	0.78%	0.89%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.78%	2.72%[4]
Portfolio Turnover Rate	87%	36%[2]

*	The Low Duration Bond Fund Administrative Class Shares commenced operations on September 23, 2009.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year March 31, 2010 would have been 0.78% respectively.

[4]	Annualized.

See accompanying notes to financial statements.

104 / Annual Report March 2011

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Year	$10.17	$9.09	$10.17	$10.14	$9.99

Income from Investment Operations:
Net investment income[1]	0.44	0.49	0.52	0.48	0.48
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.50	1.14	(0.93)	0.06	0.15

Total from Investment Operations	0.94	1.63	(0.41)	0.54	0.63

Less Distributions:
From net investment income	(0.44)	(0.49)	(0.52)	(0.51)	(0.48)
From net capital gains	(0.36)	(0.01)	(0.15)	–	–
From return of capital	–	(0.05)	(0.00)[2]	–	–

Total Distributions	(0.80)	(0.55)	(0.67)	(0.51)	(0.48)

Net Asset Value, End of Year	$10.31	$10.17	$9.09	$10.17	$10.14

Total Return	9.50%	18.32%	(3.95)%	5.48%	6.47%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$56,748	$44,805	$25,901	$15,231	$12,503
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.72%	0.81%	0.77%	0.76%	0.82%
After expense waivers and reimbursements	0.65%	0.70%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.24%	5.00%	5.47%	4.79%	4.82%
Portfolio Turnover Rate	192%	95%	178%	94%	76%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.65%.

See accompanying notes to financial statements.

Annual Report March 2011 / 105

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Year	$ 10.17	$ 9.09	$ 10.17	$ 10.14	$ 9.99

Income from Investment Operations:
Net investment income[1]	0.46	0.51	0.54	0.50	0.51
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.50	1.14	(0.93)	0.06	0.14

Total from Investment Operations	0.96	1.65	(0.39)	0.56	0.65

Less Distributions:
From net investment income	(0.47)	(0.51)	(0.54)	(0.53)	(0.50)
From net capital gains	(0.36)	(0.01)	(0.15)	–	–
From return of capital	–	(0.05)	(0.00)[2]	–	–

Total Distributions	(0.83)	(0.57)	(0.69)	(0.53)	(0.50)

Net Asset Value, End of Year	$ 10.30	$ 10.17	$ 9.09	$ 10.17	$ 10.14

Total Return	9.62%	18.57%	(3.75)%	5.70%	6.70%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$144,364	$162,363	$140,274	$138,668	$94,791
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.51%	0.60%	0.56%	0.55%	0.61%
After expense waivers and reimbursements	0.44%	0.49%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.45%	5.25%	5.62%	4.97%	5.03%
Portfolio Turnover Rate	192%	95%	178%	94%	76%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

See accompanying notes to financial statements.

106 / Annual Report March 2011

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Year	$ 10.16	$ 8.89	$ 9.82	$ 9.79	$ 9.46

Income from Investment Operations:
Net investment income[1]	0.47	0.57	0.53	0.48	0.48
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.42	1.26	(0.74)	0.04	0.33

Total from Investment Operations	0.89	1.83	(0.21)	0.52	0.81

Less Distributions:
From net investment income	(0.47)	(0.56)	(0.55)	(0.49)	(0.48)
From net capital gains	(0.17)	–	(0.17)	–	–

Total Distributions	(0.64)	(0.56)	(0.72)	(0.49)	(0.48)

Net Asset Value, End of Year	$ 10.41	$ 10.16	$ 8.89	$ 9.82	$ 9.79

Total Return	8.86%	21.16%	(2.10)%	5.44%	8.80%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$6,999,143	$4,645,082	$3,275,319	$3,533,010	$1,206,825
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.63%	0.72%	0.65%	0.66%	0.66%
After expense waivers and reimbursements	0.63%	0.72%	0.65%	0.65%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.47%	5.88%	5.74%	4.89%	5.01%
Portfolio Turnover Rate	228%	141%	220%	124%	101%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended for March 31, 2010 would have been 0.65%.

See accompanying notes to financial statements.

Annual Report March 2011 / 107

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Year	$ 10.16	$ 8.89	$ 9.82	$ 9.79	$ 9.46

Income from Investment Operations:
Net investment income[1]	0.49	0.58	0.55	0.50	0.50
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.42	1.27	(0.75)	0.04	0.33

Total from Investment Operations	0.91	1.85	(0.20)	0.54	0.83

Less Distributions:
From net investment income	(0.49)	(0.58)	(0.56)	(0.51)	(0.50)
From net capital gains	(0.17)	—	(0.17)	—	—

Total Distributions	(0.66)	(0.58)	(0.73)	(0.51)	(0.50)

Net Asset Value, End of Year	$10.41	$10.16	$8.89	$9.82	$9.79

Total Return	9.08%	21.42%	(1.89)%	5.65%	9.03%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$5,972,132	$3,784,988	$2,021,994	$2,227,359	$1,293,926
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	0.42%	0.51%	0.44%	0.44%	0.45%
After expense waivers and reimbursements	0.42%	0.51%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.67%	6.03%	5.95%	5.11%	5.25%
Portfolio Turnover Rate	228%	141%	220%	124%	101%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

See accompanying notes to financial statements.

108 / Annual Report March 2011

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS*
	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2010
Net Asset Value, Beginning of Year	$10.17	$10.00

Income from Investment Operations:
Net investment income[1]	0.44	0.13
Net realized and unrealized gain on investments, futures contracts, swap contracts and written options	0.42	0.17

Total from Investment Operations	0.86	0.30

Less Distributions:
From net investment income	(0.44)	(0.13)
From net capital gains	(0.17)	–

Total Distributions	(0.61)	(0.13)

Net Asset Value, End of Year	$10.42	$10.17

Total Return	8.63%	3.05%[2]

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$6,681	$1,194
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.83%	0.92%
After expense waivers and reimbursements	0.83%	0.92%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.16%	4.66%
Portfolio Turnover Rate	228%	141%[2]

*	The Total Return Bond Fund Administrative Class Shares commenced operations on December 18, 2009.
[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.85%.

See accompanying notes to financial statements.

Annual Report March 2011 / 109

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M

	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Year	$10.40	$7.65	$9.71	$10.97	$10.89

Income from Investment Operations:
Net investment income[1]	0.82	0.92	0.88	0.86	0.87
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	0.59	2.78	(2.08)	(1.16)	0.07

Total from Investment Operations	1.41	3.70	(1.20)	(0.30)	0.94

Less Distributions:
From net investment income	(0.82)	(0.91)	(0.87)	(0.92)	(0.86)
From net capital gains	(0.05)	(0.04)	–	–	–
From return of capital	–	–	–	(0.04)	–
Total Distributions	(0.87)	(0.95)	(0.87)	(0.96)	(0.86)

Redemption fees added to paid-in capital (Note 8)	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net Asset Value, End of Year	$10.94	$10.40	$7.65	$9.71	$10.97

Total Return	14.19%	49.85%	(12.59)%	(3.13)%	9.00%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,351,022	$523,717	$60,702	$41,266	$38,022
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.85%	0.88%	0.99%	0.98%	1.05%
After expense waivers and reimbursements	0.80%	0.81%	0.80%	0.80%	0.80%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.73%	9.29%	10.24%	8.15%	8.01%
Portfolio Turnover Rate	34%	40%	107%	120%	97%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.80%.

See accompanying notes to financial statements.

110 / Annual Report March 2011

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I

	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Year	$10.40	$7.65	$9.71	$10.97	$10.90

Income from Investment Operations:
Net investment income[1]	0.85	0.95	0.91	0.88	0.90
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	0.59	2.77	(2.09)	(1.16)	0.06

Total from Investment Operations	1.44	3.72	(1.18)	(0.28)	0.96

Less Distributions:
From net investment income	(0.85)	(0.93)	(0.89)	(0.91)	(0.89)
From net capital gains	(0.05)	(0.04)	–	–	–
From return of capital	–	–	–	(0.07)	–

Total Distributions	(0.90)	(0.97)	(0.89)	(0.98)	(0.89)

Redemption fees added to paid-in capital (Note 8)	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]

Net Asset Value, End of Year	$10.94	$10.40	$7.65	$9.71	$10.97

Total Return	14.48%	50.22%	(12.37)%	(2.88)%	9.18%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$765,086	$252,022	$106,895	$63,589	$50,776
Ratio of Expenses to Average Net Assets[3]
Before expense waivers and reimbursements	0.60%	0.63%	0.73%	0.73%	0.81%
After expense waivers and reimbursements	0.55%	0.56%	0.55%	0.55%	0.55%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.99%	9.82%	10.88%	8.40%	8.31%
Portfolio Turnover Rate	34%	40%	107%	120%	97%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is less than $0.01.
[3]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.55%.

See accompanying notes to financial statements.

Annual Report March 2011 / 111

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M
	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Year	$7.45	$5.69	$8.85	$11.09	$11.07

Income from Investment Operations:
Net investment income[1]	0.40	0.58	0.89	0.79	0.59
Net realized and unrealized gain/(loss) on investments, futures contracts,swap contracts, written options and securities sold short	0.78	1.91	(2.98)	(2.21)	0.01

Total from Investment Operations	1.18	2.49	(2.09)	(1.42)	0.60

Less Distributions:
From net investment income	(0.42)	(0.73)	(1.07)	(0.82)	(0.58)
From net capital gains	–	–	–	–	–

Total Distributions	(0.42)	(0.73)	(1.07)	(0.82)	(0.58)

Net Asset Value, End of Year	$8.21	$7.45	$5.69	$8.85	$11.09

Total Return	16.21%	46.49%	(25.33)%	(13.44)%	5.57%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$88,162	$47,906	$8,020	$43,785	$99,001
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	2.22%	2.01%	0.79%	1.61%	1.70%
After expense waivers and reimbursements	2.22%	2.01%	0.79%	1.61%	1.70%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.10%	8.41%	11.19%	7.49%	5.35%
Portfolio Turnover Rate	93%	208%	294%	74%	27%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund incurred interest expense for the for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 would have been 1.63%, 0.60% and 1.06%, respectively.

See accompanying notes to financial statements.

112 / Annual Report March 2011

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I
	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Year	$7.44	$5.69	$8.85	$11.08	$11.07

Income from Investment Operations:
Net investment income[1]	0.43	0.71	0.95	0.85	0.60
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts, written options and securities sold short	0.78	1.79	(3.02)	(2.23)	0.02

Total from Investment Operations	1.21	2.50	(2.07)	(1.38)	0.62

Less Distributions:
From net investment income	(0.44)	(0.75)	(1.09)	(0.85)	(0.61)
From net capital gains	–	–	–	–	–

Total Distributions	(0.44)	(0.75)	(1.09)	(0.85)	(0.61)

Net Asset Value, End of Year	$8.21	$7.44	$5.69	$8.85	$11.08

Total Return	16.66%	46.65%	(25.14)%	(13.22)%	5.73%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$180,409	$167,570	$119,302	$271,639	$369,484
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	1.97%	1.76%	0.51%	1.34%	1.63%
After expense waivers and reimbursements	1.97%	1.76%	0.51%	1.34%	1.63%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	5.41%	10.56%	12.39%	8.13%	5.44%
Portfolio Turnover Rate	93%	208%	294%	74%	27%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund incurred interest expense for the for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal years ended March 31, 2010, March 31, 2009 and March 31, 2008 would have been 1.38%, 0.32% and 0.78%, respectively.

See accompanying notes to financial statements.

Annual Report March 2011 / 113

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2009	YEAR ENDED MARCH 31, 2008	YEAR ENDED MARCH 31, 2007
Net Asset Value, Beginning of Year	$ 3.79	$ 2.96	$ 6.71	$ 8.56	$ 8.14

Income from Investment Operations:
Net investment income[1]	0.12	0.15	0.29	0.48	0.42
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.84	2.45	(4.01)	(1.56)	0.61

Total from Investment Operations	0.96	2.60	(3.72)	(1.08)	1.03

Less Distributions:
From net investment income	(0.27)	(1.55)	–	(0.45)	(0.61)
From net capital gains	–	(0.22)	–	(0.23)	–
From return of capital	–	—	(0.03)	(0.09)	–

Total Distributions	(0.27)	(1.77)	(0.03)	(0.77)	(0.61)

Net Asset Value, End of Year	$4.48	$3.79	$2.96	$6.71	$8.56

Total Return	26.31%	96.57%	(55.65)%	(14.03)%	12.85%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$9,780	$11,039	$59,334	$157,644	$183,696
Ratio of Expenses to Average Net Assets[2]
Before expense waivers and reimbursements	1.88%	1.30%	0.24%	0.13%	0.73%
After expense waivers and reimbursements	0.90%	1.21%	0.22%	0.13%	0.73%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.14%	3.84%	5.57%	5.74%	5.01%
Portfolio Turnover Rate	71%	24%	145%	89%	106%

[1]	Per share numbers have been calculated using the average share method.
[2]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.90%.

See accompanying notes to Schedule of financial statements.

114 / Annual Report March 2011

Notes to Financial Statements

March 31, 2011

1.    SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940 (the “1940 Act” as amended). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of seven separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), and Metropolitan West AlphaTrak 500 Fund (the “AlphaTrak 500 Fund”). The Total Return Bond Fund and Low Duration Bond Fund commenced investment operations on March 31, 1997. Effective March 31, 2000, the Low Duration Bond Fund and the Total Return Bond Fund offered two classes of shares: Class M and Class I shares. The AlphaTrak 500 Fund – Class M commenced investment operations on June 29, 1998. The Intermediate Bond Fund – Class I commenced operations on June 28, 2002. The HighYield Bond Fund – Class M commenced operations on September 30, 2002. The HighYield Bond Fund – Class I commenced operations on March 31, 2003. Class M shares of the Intermediate Bond Fund, the Ultra Short Bond Fund, and the Strategic Income Fund commenced operations on June 30, 2003. The Strategic Income Fund – Class I commenced operations on March 31, 2004 and the Ultra Short Bond Fund – Class I commenced operations on July 30, 2004. The Low Duration Bond Fund - Administrative Class commenced operations on September 23, 2009. The Total Return Bond Fund - Administrative Class commenced operations on December 18, 2009.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include: shifts in the portfolio’s duration, yield curve anomalies, and sector - and issue-specific dislocations. The Fund is non-diversified and may invest a greater percentage of its assets in one or more particular issuers than a diversified fund.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (“S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectus and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

Annual Report March 2011 / 115

Notes to Financial Statements (Continued)

2.    SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”), which also use information provided by market makers or estimates of values obtained from yield data relating to investments of securities with similar characteristics. As appropriate, quotations for high-yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. However, securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendor’s prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy comprised of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. Debt securities which mature in less than 60 days are valued at amortized cost if their original maturity was 60 days or less. If their original term to maturity exceeded 60 days, they are valued by amortizing the value as of the 61st day prior to maturity (unless the Board determines that this method does not represent fair value). S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported net asset value of such investments.

Securities and Derivatives Transactions and Investment Income:

Security transactions are accounted for no later than the first net asset value calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Cost is determined and gains and losses are based on the first-in first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare distributions daily and pay them monthly to shareholders. TheAlphaTrak 500 Fund expects to declare and pay distributions to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’

116 / Annual Report March 2011

Notes to Financial Statements (Continued)

federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended March 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties.

Recent Accounting Pronouncements:

On December 22, 2010, The U.S. government passed the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”). The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. One of the provisions allows a RIC to carry forward capital losses indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts and do not believe they are exposed to any significant credit risk on such bank deposits.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1- unadjusted quoted prices in active markets for identical securities

* Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 - significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money Market Funds. Money Market Funds are open-ended mutual fund that invest in short-term debt securities To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted

Annual Report March 2011 / 117

Notes to Financial Statements (Continued)

securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-Backed securities and mortgage backed securities. The fair value of asset backed securities and mortgage backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources . Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government and agency securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Futures Contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options Contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporates various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest Rate Swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

118 / Annual Report March 2011

Notes to Financial Statements (Continued)

Total Return Swaps. Total Return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of March 31, 2011, Level 3 securities consist of certain collateralized mortgage obligations, preferred stock and corporate bonds.

The summary of inputs used to value each Fund’s net assets as of March 31, 2011 is as follows:

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$4,974,000	$7,534,195	$–	$12,508,195
Long-Term Investments:
Asset-Backed Securities	–	1,707,412	–	1,707,412
Bank Loans	–	637,473	–	637,473
Corporates	–	16,786,749	–	16,786,749
Mortgage-Backed	–	76,256,373	–	76,256,373
Municipal Bonds	–	1,791,713	–	1,791,713
U.S. Agency Securities	–	4,580,324	–	4,580,324
U.S. Treasury Securities	–	1,179,223	–	1,179,223
Other Financial Instruments *
Liabilities:
Credit contracts	–	(1,230,346)	–	(1,230,346)

Total	$4,974,000	$109,243,116	$–	$114,217,116

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$36,003,000	$40,338,882	$–	$76,341,882
Long-Term Investments:
Asset-Backed Securities	–	75,794,556	–	75,794,556
Bank Loans	–	9,464,611	–	9,464,611
Corporates	–	559,788,468	1,200,000	560,988,468
Mortgage-Backed	–	1,003,645,993	8,986	1,003,654,979
Municipal Bonds	–	20,850,007	–	20,850,007
U.S. Agency Securities	–	217,543,475	–	217,543,475
U.S. Treasury Securities		11,064,624		11,064,624
Other Financial Instruments *
Assets:
Credit contracts	–	640,268	–	640,268
Liabilities:
Interest rate contracts	–	(64,512)	–	(64,512)
Credit contracts	–	(8,527,321)	–	(8,527,321)

Total	$36,003,000	$1,930,539,051	$1,208,986	$1,967,751,037

Annual Report March 2011 / 119

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$8,011,000	$6,028,927	$–	$14,039,927
Long-Term Investments:
Asset-Backed Securities	–	10,277,953	–	10,277,953
Bank Loans	–	452,882	–	452,882
Corporates	–	59,598,768	–	59,598,768
Mortgage-Backed	–	117,106,480	–	117,106,480
Municipal Bonds	–	3,185,548	–	3,185,548
U.S. Agency Securities	–	6,385,572	–	6,385,572
U.S. Treasury Securities	–	10,689,061	–	10,689,061
Other Financial Instruments *
Assets:
Interest rate contracts	10,309	–	–	10,309
Credit contracts	–	302,604	–	302,604
Liabilities:
Interest rate contracts	(90,582)	(7,616)	–	(98,198)
Credit contracts	–	(1,321,719)	–	(1,321,719)

Total	$7,930,727	$212,698,460	$–	$220,629,187

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$532,724,000	$253,542,346	$–	$786,266,346
Long-Term Investments:
Asset-Backed Securities	–	456,881,377	–	456,881,377
Bank Loans	–	82,260,678	–	82,260,678
Corporates	–	3,198,352,104	2,040,000	3,200,392,104
Mortgage-Backed	–	7,473,378,120	3,747	7,473,381,867
Municipal Bonds	–	180,269,890	–	180,269,890
U.S. Agency Securities	–	360,538,605	–	360,538,605
U.S. Treasury Securities	–	1,974,799,936	–	1,974,799,936
Other Financial Instruments *
Assets:
Interest rate contracts	1,343,979	–	–	1,343,979
Credit contracts	–	11,671,588	–	11,671,588
Liabilities:
Interest rate contracts	(1,674,436)	(11,150,986)	–	(12,825,422)
Credit contracts	–	(49,791,841)	–	(49,791,841)

Total	$532,393,543	$13,930,751,817	$2,043,747	$14,465,189,107

120 / Annual Report March 2011

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$78,341,000	$58,908,353	$–	$137,249,353
Long-Term Investments:
Bank Loans	–	159,160,387	–	159,160,387
Corporates	–	1,742,181,651	–	1,742,181,651
Mortgage-Backed	–	12,325,167	217	12,325,384
Preferred Stock	–	18,908,976	–	18,908,976
Put Options Purchased	1,006,250	–	–	1,006,250
Other Financial Instruments *
Assets:
Credit contracts	–	102,628	–	102,628
Liabilities:
Interest rate contracts	(431,250)	–	–	(431,250)
Credit contracts	–	(18,645)	–	(18,645)

Total	$78,916,000	$1,991,568,517	$217	$2,070,484,734

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$9,184,000	$7,633,907	$–	$16,817,907
Long-Term Investments:
Asset-Backed Securities	–	31,963,146	–	31,963,146
Bank Loans	–	4,188,784	–	4,188,784
Corporates	–	75,648,310	–	75,648,310
Mortgage-Backed	–	125,924,148	43	125,924,191
Municipal Bonds	–	3,242,475	–	3,242,475
Preferred Stock	–	3,673,118	1	3,673,119
U.S. Agency Securities	–	19,130,344	–	19,130,344
U.S. Treasury Securities	–	2,930,494	–	2,930,494
Other Financial Instruments *
Assets:
Credit contracts	–	142,413	–	142,413
Equity contracts	–	11,916	–	11,916
Liabilities:
Interest rate contracts	(294,275)	–	–	(294,275)
Credit contracts	–	(96,199)	–	(96,199)

Total	$8,889,725	$274,392,856	$44	$283,282,625

Annual Report March 2011 / 121

Notes to Financial Statements (Continued)

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments	$909,000	$824,917	$–	$1,733,917
Long-Term Investments:
Asset-Backed Securities	–	211,744	–	211,744
Corporates	–	2,346,192	120,000	2,466,192
Mortgage-Backed	–	5,128,471	–	5,128,471
Municipal Bonds	–	117,393	–	117,393
U.S. Agency Securities	–	295,113	–	295,113
Other Financial Instruments *
Assets:
Credit contracts	–	7,384	–	7,384
Equity contracts	82,922	1,370	–	84,292
Liabilities:
Credit contracts	–	(9,405)	–	(9,405)

Total	$991,922	$8,923,179	$120,000	$10,035,101

* Other financial instruments include swap contracts, futures and options.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value on a recurring basis:

LOW DURATION BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE-BACKED SECURITIES
Balance as of April 1, 2010	$9,571	$880,000	$80,145
Accrued discounts/premiums	(4)	140	99
Realized gain/(loss)	(8,438,660)	(598,221)	15
Change in unrealized appreciation/depreciation**	8,443,129	1,318,081	646,886
Sales	(14,036)	(400,000)	(653,817)
Transfers out of Level 3***		–	(64,342)

Balance as of March 31, 2011	$–	$1,200,000	$8,986

**

The change in unrealized appreciation/depreciation on securities still held at March 31, 2011 was $533,127. Included in the related realized gains/(losses) and net change in appreciation/depreciation on the Statements of Operations.

***	The Fund’s policy is to recognize transfers in and transfers out as of the end of the year.

122 / Annual Report March 2011

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2010	$215,551	$1,342,000	$95,146
Accrued discounts/premiums	(8,160)	9,130	137
Realized gain/(loss)	(994,029)	(600,000)	–
Change in unrealized appreciation/depreciation**	1,883,914	1,688,870	635,551
Sales	(1,097,276)	(400,000)	(653,553)
Transfers out of Level 3***	–	–	(73,534)

Balance as of March 31, 2011	$–	$2,040,000	$3,747

** The change in unrealized appreciation/depreciation on securities still held at March 31, 2011 was $1,772,063. Included in the related realized gains/(losses) and net change in appreciation/depreciation on the Statements of Operations.

*** The Fund’s policy is to recognize transfers in and transfers out as of the end of the year.

HIGH YIELD BOND FUND	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2010	$–	$347
Change in unrealized appreciation/depreciation**	–	(130)
Sales	(6,109)	–
Transfers into Level 3***	6,109	–

Balance as of March 31, 2011	$–	$217

** The change in unrealized appreciation/depreciation on securities still held at March 31, 2011 was $(130). Included in the related realized gains/(losses) and net change in appreciation/depreciation on the Statements of Operations.

*** The Fund’s policy is to recognize transfers in and transfers out as of the end of the year.

STRATEGIC INCOME FUND	MORTGAGE-BACKED SECURITIES	PREFERRED STOCK SECURITIES

Balance as of April 1, 2010	$45,972	$1
Accrued discounts/premiums	12	–
Change in unrealized appreciation/depreciation**	(17)	–
Transfers out of Level 3***	(45,924)	–

Balance as of March 31, 2011	$43	$1

** The change in unrealized appreciation/depreciation on securities still held at March 31, 2011 was $(17). Included in the related realized gains/(losses) and net change in appreciation/depreciation on the Statements of Operations.

*** The Fund’s policy is to recognize transfers in and transfers out as of the end of the year.

Annual Report March 2011 / 123

Notes to Financial Statements (Continued)

ALPHATRAK 500 FUND	ASSET-BACKED SECURITIES	CORPORATES

Balance as of April 1, 2010	$3,669	$132,000
Accrued discounts/premiums	8	–
Realized gain/(loss)	–	(180,000)
Change in unrealized appreciation/depreciation**	(8)	288,000
Sales	(3,669)	(120,000)

Balance as of March 31, 2011	$–	$120,000

** The change in unrealized appreciation/depreciation on securities still held at March 31, 2011 was $54,000. Included in the related realized gains/(losses) and net change in appreciation/depreciation on the Statements of Operations.

In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The Funds early adopted for the year ended March 31, 2011, and there was no impact to the financial statements.

For the year ended March 31, 2011, none of the portfolios had significant transfers between Level 1 and Level 2.

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2011:

			ASSET DERIVATIVE INVESTMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$161,781	$2,091,422	$210,655	$11,193,031	$57,898	$112,515	$2,077
Equity contracts:
Futures *	–	–	–	–	–	–	82,922
Swaps	–	–	–	–	–	11,916	1,370
Interest contracts:
Futures *	–	–	10,309	242,217	–	–	–
Swaps	–	51,408	6,069	326,196	–	–	–

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

124 / Annual Report March 2011

Notes to Financial Statements (Continued)

			LIABILITY DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$–	$331,444	$1,579,731	$40,648,028	$18,645	$80,879	$9,405
Interest contracts:
Futures *	–	–	70,973	644,201	–	294,275	–
Options	–	–	19,609	1,216,875	431,250	–	–
Swaps	–	–	–	10,741,642	–	–	–

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the Funds’ realized gain(loss) and change in unrealized appreciation(depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2011:

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$(127,678)	$(3,165,356)	$(316,693)	$(7,737,171)	$1,926,679	$(4,681,437)	$ 54,729
Equity contracts:
Futures	–	–	–	–	–	–	1,583,114
Swaps	–	–	–	–	–	(8,982)	407,141
Interest contracts:
Futures	–	5,732,668	1,925,888	43,387,102	302,213	(241,856)	–
Options written	–	–	59,864	3,175,720	2,291,303	75,535	–
Swaps	22,784	322,825	46,851	(1,481,535)	–	(96,370)	–

Total	$(104,894)	$2,890,137	$1,715,910	$37,344,116	$4,520,195	$(4,953,110)	$2,044,984

	CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$969,287	$11,322,993	$560,474	$14,258,180	$183,666	$8,253,882	$(39,742)
Equity contracts:
Futures	–	–	–	–	–	–	(265,667)
Options written	–	–	–	–	–	–	–
Swaps	–	–	–	–	–	11,916	1,370
Interest contracts:
Futures	–	(60,828)	62,082	2,511,207	(916)	(67,823)	–
Options written	–	–	19,445	1,176,133	444,379	–	–
Swaps	(11,839)	(116,333)	(18,275)	(8,341,515)	–	(123,642)	–

Total	$957,448	$11,145,832	$623,726	$9,604,005	$627,129	$8,074,333	$(304,039)

Annual Report March 2011 / 125

Notes to Financial Statements (Continued)

	AVERAGE QUARTERLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Financial futures contracts:
Average number of contracts purchased	–	368	99	1,723	–	–	28
Average number of contracts sold	–	–	16	249	–	63	–
Average value of contracts purchased	$ –	$ 250,259	$ 111,971	$ 1,701,882	$ –	$ –	$ 331,539
Average value of contracts sold	$ –	$ –	$ 83,563	$ 559,874	$ –	$ 342,530	$ –
Options purchased:
Average number of contracts	–	–	–	–	256	–	–
Average notional value	$ –	$ –	$ –	$ –	$ 390,986	$ –	$ –

Options written:
Average number of contracts	–	–	40	2,104	512	34	–
Average notional value	$ –	$ –	$ 33,937	$ 1,824,938	$ 404,942	$ 28,092	$ –
Credit default swaps:
Average number of contracts - buy protection	–	20	28	41	13	15	6
Average number of contracts - sale protection	4	7	6	12	2	4	1
Average notional value-buy protection	$ –	$44,645,000	$7,882,500	$283,885,000	$ 4,085,000	$11,015,000	$390,000
Average notional value-sell protection	$5,336,750	$37,064,250	$4,551,500	$210,790,250	$12,500,000	$12,016,500	$277,500
Interest rate swaps:
Average number of contracts - pays fixed rate	–	–	–	4	–	1	–
Average notional value-pays fixed rate	$ –	$ –	$ –	$ 71,296,000	$ –	$ 506,250	$ –
Rate floor inflation swaptions:
Average number of contracts	–	1	1	1	–	–	–
Average notional value	$ –	$ 5,040,000	$595,000	$ 31,980,000	$ –	$ –	$ –
Total return swaps:
Average number of contracts	–	–	–	–	–	1	2
Average notional value	$ –	$ –	$ –	$ –	$ –	$ 269,750	$ 4,000

126 / Annual Report March 2011

Notes to Financial Statements (Continued)

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2011, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

Annual Report March 2011 / 127

Notes to Financial Statements (Continued)

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund, will not make total short sales exceeding 25% of the value of that Fund’s assets. The High Yield Bond Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of the Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At March 31, 2011, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. There were no reverse repurchase agreements for the year ended March 31, 2011.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Fund and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, swap agreements and options as a means of managing interest rate risk and yield curve positioning consistent with the advisor’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments,

128 / Annual Report March 2011

Notes to Financial Statements (Continued)

realized and changes in unrealized gains and losses, the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of March 31, 2011:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Interest rate contracts	Unrealized appreciation on	Unrealized depreciation on swap
	swap contracts	contracts
	Premiums paid for swap	Premiums received on swap
	contracts	contracts
Written option contracts, at value
Premiums received on written
option contracts
Credit contracts	Unrealized appreciation on	Unrealized depreciation on swap
	swap contracts	contracts
	Premiums paid for swap	Premiums received for swap
	contracts	contracts
Equity contracts	Unrealized appreciation on	Unrealized depreciation on swap
	swap contracts	contracts
	Premiums paid for swap	Premiums received for swap
	contracts	contracts

Options - The Funds purchased and wrote call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund’s holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it maybe required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Fund to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Annual Report March 2011 / 129

Notes to Financial Statements (Continued)

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds wrote (sold) and purchased put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At March 31, 2011, the Low Duration Bond Fund, the Intermediate Bond Fund, and the Total Return Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cashflows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2011, the Funds had outstanding swap

130 / Annual Report March 2011

Notes to Financial Statements (Continued)

agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in.

Annual Report March 2011 / 131

Notes to Financial Statements (Continued)

However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

While no single measure can account for all the risk factors, one of the most commonly referenced aggregate risk metrics is the bond’s ratings per Moody’s and S&P. As of March 31, 2011, the market value exposure of these positions was as follows:

		% OF TOTAL NET ASSETS BY CREDIT QUALITY (UNAUDITED)

PORTFOLIO	MARKETVALUE	AAA	AA	A	BBB	BIG*
Ultra Short Bond Fund
Alt-A	$ 6,696,158	2.94%	0.44%	0.84%	0.83%	0.86%
Sub Prime	21,371,648	1.35%	0.33%	0.92%	0.48%	15.78%
Low Duration Bond Fund
Alt-A	79,197,402	1.11%	0.12%	0.00%	0.62%	2.25%
Sub Prime	199,337,857	2.93%	0.81%	0.85%	0.13%	5.60%
Intermediate Bond Fund
Alt-A	1,732,891	0.48%	0.00%	0.00%	0.00%	0.39%
Sub Prime	34,991,399	2.83%	0.39%	1.63%	1.39%	11.16%
Total Return Bond Fund
Alt-A	418,426,392	0.14%	0.04%	0.01%	0.00%	3.04%
Sub Prime	1,044,916,622	1.32%	0.31%	0.12%	0.78%	5.51%
High Yield Bond Fund
Alt-A	—	0.00%	0.00%	0.00%	0.00%	0.00%
Sub Prime	12,284,027	0.00%	0.02%	0.00%	0.26%	0.30%
Strategic Income Fund
Alt-A	11,259,712	0.01%	0.00%	0.52%	0.26%	3.41%
Sub Prime	40,611,076	2.12%	0.31%	0.00%	2.41%	10.28%
Alpha Trak 500 Fund
Alt-A	335,279	3.43%	0.00%	0.00%	0.00%	0.00%
Sub Prime	1,093,274	4.57%	3.32%	0.60%	0.00%	2.69%
* Below Investment Grade

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2011 excluding U.S. Government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$80,355,812	$32,359,767
Low Duration Bond Fund	1,604,615,858	672,552,563
Intermediate Bond Fund	235,215,613	183,597,851
Total Return Bond Fund	19,885,556,065	14,260,830,085
High Yield Bond Fund	1,545,243,702	379,348,400
Strategic Income Fund	267,581,526	188,120,260
AlphaTrak 500 Fund	6,798,768	5,754,752

132 / Annual Report March 2011

Notes to Financial Statements (Continued)

Investment transactions in U.S. Government securities for the year ended March 31, 2011 were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$2,786,268	$1,183,981
Low Duration Bond Fund	681,256,030	674,075,892
Intermediate Bond Fund	183,915,758	209,702,011
Total Return Bond Fund	11,321,648,511	11,073,752,101
High Yield Bond Fund	47,875,855	40,988,160
Strategic Income Fund	9,381,775	5,173,850
Alpha Trak 500 Fund	384,222	385,789

Transactions in options contracts written for the year ended March 31, 2011 were as follows:

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND

	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding at March 31, 2010	–	$–	–	$–
Option written during year	115	88,735	5,955	4,729,734
Option exercised during year	–	–	–	–
Options expired during year	(75)	(49,681)	(3,525)	(2,336,726)
Options closed during year	–	–	–	–

Outstanding at March 31, 2011	40	$39,054	2,430	$2,393,008

	HIGH YIELD BOND FUND		STRATEGIC INCOME FUND

	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding at March 31, 2010	–	$–	–	$–
Option written during year	2,050	1,619,770	75	49,681
Option exercised during year	–	–	–	–
Options expired during year	(900)	(744,141)	(75)	(49,681)
Options closed during year	–	–	–	–

Outstanding at March 31, 2011	1,150	$875,629	–	$–

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, and the High Yield Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, and 0.50%, respectively, of each Fund’s average daily net assets. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was increased by 0.20% resulting in $70,531 total management fees for the year ended March 31, 2011. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant twelve month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch 3 Month U.S. Treasury Bill Index, plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.01% resulting in $4,456,985 of total management fees for the year ended March 31, 2011.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap (excluding the AlphaTrak 500 Fund and the Strategic Income Fund, which shall reimburse the Adviser to the extent that the Fund’s other expenses are below an agreed-upon cap). The Adviser’s obligation will not be recorded as a liability

Annual Report March 2011 / 133

Notes to Financial Statements (Continued)

on the books of the applicable Fund to the extent that the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of the Fund are at or above the expense cap. However, if the total operating expenses (other expenses with respect to the AlphaTrak 500 Fund and the Strategic Income Fund) of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if theAdviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

Investment advisory fees and related contractual expense limitations for the year ended March 31, 2011, were as follows:

	INVESTMENT ADVISORY FEE RATE			CONTRACTUAL EXPENSE LIMITATION[1]

PORTFOLIO	CLASS M	CLASS I	ADMINSTRATIVE CLASS	CLASS M	CLASS I	ADMINSTRATIVE CLASS
Ultra Short Bond Fund	0.25%	0.25%	N/A	0.50%	0.34%	N/A
Low Duration Bond Fund	0.30	0.30	0.30%	0.58	0.39	0.78%
Intermediate Bond Fund	0.35	0.35	N/A	0.65	0.44	N/A
Total Return Bond Fund	0.35	0.35	0.35	0.65	0.44	0.85
High Yield Bond Fund	0.50	0.50	N/A	0.80	0.55	N/A
Strategic Income Fund	0.50 -1.90	0.50 - 1.90	N/A	0.20 - 2.35	0.20 - 2.10	N/A
AlphaTrak 500 Fund	0.00 - 0.70	N/A	N/A	0.20 - 0.90	N/A	N/A

            1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2011, unless approved by the Board.

At March 31, 2011, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2012	2013	2014	TOTAL
Ultra Short Bond Fund	$181,484	$204,094	$151,138	$536,716
Low Duration Bond Fund	470,656	350,652	–	821,308
Intermediate Bond Fund	185,919	198,493	154,326	538,738
High Yield Bond Fund	223,872	290,531	622,336	1,136,739
AlphaTrak 500 Fund	–	38,492	111,798	150,290

For the year ended March 31, 2011, the Adviser recouped $29,156 and $124,218 from Class M, $22,968 and $51,750 from Class I and $16 and $248 from the Administrative Class of the Total Return Bond Fund and the Low Duration Bond Fund, respectively.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $20,000 and $6,250 for each meeting of the Board attended.The Chairman of the Board receives an annual retainer of $35,000. The Trust has an unfunded, non-qualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of ten annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses on the Statements of Operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Strategic Income, the AlphaTrak 500 Fund and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. The Total Return Bond Fund and Low Duration Bond Fund began accruing for Rule 12b-1 expenses on April 1, 2000 for the Class M shares. The Low Duration Bond Fund and Total Return Bond Funds’ Administrative Class shares began accruing 12b-1 on September 23, 2009 and December 21, 2009, respectively. The High Yield Bond Fund began accruing for Rule 12b-1 expenses on October 2, 2002. The Ultra Short Bond Fund, the Intermediate Bond Fund, and the Strategic Income Fund began accruing for Rule 12b-1 expenses on July 2, 2003. Under the Plan, the Trust pays BNY Mellon Distributors Inc., as the Trust’s distribution coordinator, an annual fee up to 0.25% of each Fund’s aggregate average daily net assets to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to

134 / Annual Report March 2011

Notes to Financial Statements (Continued)

0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2011. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees.

The Funds’ Board of Trustees have adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ULTRA SHORT BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010

Change in Fund shares:
Shares outstanding at beginning of year	5,455,703	10,183,453	19,750,261	17,021,566

Shares sold	9,371,398	3,519,132	15,838,357	12,330,024
Shares issued through reinvestment of distributions	180,143	298,824	527,349	771,853
Shares redeemed	(5,065,495)	(8,545,706)	(19,358,023)	(10,373,182)

Net increase/(decrease) in fund shares	4,486,046	(4,727,750)	(2,992,317)	2,728,695

Shares outstanding at end of year	9,941,749	5,455,703	16,757,944	19,750,261

	LOW DURATION BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS

	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2011	PERIOD ENDED MARCH 31, 2010

Change in Fund shares:
Shares outstanding at beginning of year	125,740,926	92,695,812	57,970,290	44,315,814	96,978	–

Shares sold	83,929,282	83,686,592	33,531,726	31,185,168	369,110	137,016
Shares issued through reinvestment of distributions	4,306,785	4,768,684	1,664,061	1,983,525	5,520	551
Shares redeemed	(57,254,545)	(55,410,162)	(26,923,323)	(19,514,217)	(280,732)	(40,589)

Net increase in fund shares	30,981,522	33,045,114	8,272,464	13,654,476	93,898	96,978

Shares outstanding at end of year	156,722,448	125,740,926	66,242,754	57,970,290	190,876	96,978

Annual Report March 2011 / 135

Notes to Financial Statements (Continued)

	INTERMEDIATE BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010

Change in Fund shares:
Shares outstanding at beginning of year	4,405,566	2,848,988	15,968,289	15,432,361

Shares sold	3,465,161	2,312,671	4,205,853	2,424,537
Shares issued through reinvestment of distributions	382,790	201,991	900,385	751,058
Shares redeemed	(2,747,854)	(958,084)	(7,063,962)	(2,639,667)

Net increase/(decrease) in fund shares	1,100,097	1,556,578	(1,957,724)	535,928

Shares outstanding at end of year	5,505,663	4,405,566	14,010,565	15,968,289

	TOTAL RETURN BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS

	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010

Change in Fund shares:
Shares outstanding at beginning of year	457,204,615	368,354,592	372,615,691	227,450,479	117,394	–

Shares sold	357,280,435	215,154,165	311,355,538	245,671,670	567,707	166,801
Shares issued through reinvestment of distributions	33,026,275	20,745,923	24,772,321	16,095,403	25,349	396
Shares redeemed	(175,421,790)	(147,050,065)	(135,183,287)	(116,601,861)	(69,309)	(49,803)

Net increase in fund shares	214,884,920	88,850,023	200,944,572	145,165,212	523,747	117,394

Shares outstanding at end of year	672,089,535	457,204,615	573,560,263	372,615,691	641,141	117,394

	HIGH YIELD BOND FUND

	CLASS M	CLASS M	CLASS I	CLASS I

	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010

Change in Fund shares:
Shares outstanding at beginning of year	50,340,590	7,933,973	24,228,997	13,970,584

Shares sold	109,317,101	56,580,709	61,534,937	17,926,550
Shares issued through reinvestment of distributions	6,148,973	2,456,478	3,112,475	1,676,610
Shares redeemed	(42,339,122)	(16,630,570)	(18,935,036)	(9,344,747)

Net increase in fund shares	73,126,952	42,406,617	45,712,376	10,258,413

Shares outstanding at end of year	123,467,542	50,340,590	69,941,373	24,228,997

136 / Annual Report March 2011

Notes to Financial Statements (Continued)

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Change in Fund shares:
Shares outstanding at beginning of year	6,430,444	1,410,392	22,508,860	20,979,951

Shares sold	14,598,898	9,059,797	1,398,074	5,519,875
Shares issued through reinvestment of distributions	438,399	276,324	307,347	775,424
Shares redeemed	(10,732,515)	(4,316,069)	(2,229,656)	(4,766,390)

Net increase/(decrease) in fund shares	4,304,782	5,020,052	(524,235)	1,528,909

Shares outstanding at end of year	10,735,226	6,430,444	21,984,625	22,508,860

	ALPHA TRAK FUND
	CLASS M	CLASS M
	YEAR ENDED MARCH 31, 2011	YEAR ENDED MARCH 31, 2010
Change in Fund shares:
Shares outstanding at beginning of year	2,909,404	20,022,253

Shares sold	1,078,267	3,875,138
Shares issued through reinvestment of distributions	158,520	2,928,488
Shares redeemed	(1,961,109)	(23,916,475)

Net (decrease) in fund shares	(724,322)	(17,112,849)

Shares outstanding at end of year	2,185,082	2,909,404

Redemption Fee:

Effective May 26, 2009, the High Yield Bond Fund no longer charges a redemption fee. Prior to this date, the High Yield Bond Fund charged a 1.00% redemption fee when shares were redeemed (either by selling or by exchanging into another fund) within six months of purchase. The redemption fee was assessed on the net asset value of the shares redeemed or exchanged and withheld from the redemption proceeds and paid directly to the Fund.

9. FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2011, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2014	EXPIRING IN 2015	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018	EXPIRING IN 2019
Ultra Short Bond Fund	$ —	$ 171,312	$ 1,489,244	$17,068,161	$14,894,875	$10,083,524
Low Duration Bond Fund	5,831,064	—	—	99,373,584	21,084,552	42,394,541
Strategic Income Fund	61,791	1,235,093	9,036,932	47,852,416	18,806,808	41,914,736
AlphaTrak 500 Fund	—	—	—	60,439,961	23,684,663	12,534,872

For the year ended March 31, 2011, the Total Return Bond and High Yield Bond utilized capital loss carryforwards of $140,337,903 and $4,931,657, respectively.

Under the recently enacted Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

Annual Report March 2011 / 137

Notes to Financial Statements (Continued)

Tax Basis of Distributable Income:

As of March 31, 2011, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Undistributed ordinary income/(loss) (inclusive of short-term gains)	$10,856	$379,294	$24,963	$6,972,269
Accumulated capital loss carryforwards and post-October losses	(44,574,568)	(194,013,345)	(2,359,058)	(76,724,296)
Net unrealized appreciation/(depreciation)	(4,605,377)	(24,672,734)	9,280,833	497,670,852
Distributions payable	(4,864)	(263,748)	(127,971)	(5,101,733)
Deferred director’s compensation and other temporary adjustments	(5,990)	(48,907)	(4,797)	(194,535)

Total accumulated earnings/(losses)	$(49,179,943)	$(218,619,440)	$6,813,970	$422,622,557

	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHA TRAK 500 FUND
Undistributed ordinary income/(loss) (inclusive of short-term capital gains)	$11,810,666	$606,517	$354,501
Undistributed long-term capital gains	14,097,898	–	–
Accumulated capital loss carryforwards and post-October losses	–	(119,051,837)	(96,659,496)
Net unrealized appreciation/(depreciation)	114,946,872	7,545,346	(261,588)
Distributions payable	(1,950,293)	(565,720)	(27,194)
Deferred director’s compensation	(16,656)	(22,399)	(3,684)
Hybrid income	(188,398)	–	–
Swap income mark to market	–	–	(1,370)

Total accumulated earnings/(losses)	$138,700,089	$(111,488,093)	$(96,598,831)

Permanent differences incurred during the fiscal year ended March 31, 2011, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) PAID-IN-CAPITAL	INCREASE/(DECREASE) ACCUMULATED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)

Ultra Short Bond Fund	$–	$219,268	$(219,268)
Low Duration Bond Fund	–	870,905	(870,905)
Intermediate Bond Fund	–	22,987	(22,987)
Total Return Bond Fund	–	(937,352)	937,352
High Yield Bond Fund	–	483,817	(483,817)
Strategic Income Fund	–	376,474	(376,474)
AlphaTrak 500 Fund	–	417,835	(417,835)

Tax Basis of Distributions to Shareholders:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND
	MARCH 31, 2011	MARCH 31, 2010	MARCH 31, 2011	MARCH 31, 2010
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$3,006,790	$5,225,916	$55,163,904	$57,250,557
Net long-term capital gains	–	–	–	–

Total taxable distributions	$3,006,790	$5,225,916	$55,163,904	$57,250,557

138 / Annual Report March 2011

Notes to Financial Statements (Continued)

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
	MARCH 31, 2011	MARCH 31, 2010	MARCH 31, 2011	MARCH 31, 2010
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$14,393,074	$9,867,461	$582,105,939	$400,597,041
Net long-term capital gains	2,023,706	–	89,262,702	–
Return of Capital	–	899,265	–	–

Total taxable distributions	$16,416,780	$10,766,726	$671,368,641	$400,597,041

	HIGH YIELD BOND FUND		STRATEGIC INCOME FUND
	MARCH 31, 2011	MARCH 31, 2010	MARCH 31, 2011	MARCH 31, 2010
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$104,036,930	$42,774,548	$13,546,155	$20,564,090
Net long-term capital gains	7,314,180	–	–	–

Total taxable distributions	$111,351,110	$42,774,548	$13,546,155	$20,564,090

			ALPHATRAK 500 FUND
			MARCH 31, 2011	MARCH 31, 2010
Distributions from:
Ordinary income (inclusive of short-term capital gains)			$620,553	$11,128,803
Return of Capital			–	–

Total taxable distributions			$620,553	$11,128,803

10. INDEMNIFICATIONS

Under the Funds’organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

11. SUBSEQUENT EVENTS

We have evaluated events and transactions occurring through May 27, 2011. On May 23, 2011, management made an initial filing with the SEC concerning a new “Plan” class of shares in the Total Return Bond Fund. This new share class is anticipated to have a minimum investment of $50 million.

Annual Report March 2011 / 139

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of the Metropolitan West Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Metropolitan West Funds comprising the Metropolitan West Ultra Short Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan WestTotal Return Bond Fund, Metropolitan West HighYield Bond Fund, Metropolitan West Strategic Income Fund and Metropolitan West AlphaTrak 500 Fund (the “Funds”) as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented.These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Metropolitan West Funds as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California

May 27, 2011

140 / Annual Report March 2011

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have a March 31, 2011 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2011 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2011, each portfolio is designating the following items with regard to distributions paid during the year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Net Investment Income Distributions	100.00%	100.00%	56.52%	72.33%	93.30%	100.00%	100.00%
Short Term Capital Gain Distributions	0.00%	0.00%	31.16%	14.38%	0.14%	0.00%	0.00%
Long Term Capital Gain Distributions	0.00%	0.00%	12.33%	13.30%	6.57%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Total Distributions	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec.
Deduction (1)	0.00%	0.00%	0.00%	0.00%	0.23%	1.49%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.23%	1.49%	0.00%
U.S. Government Interest (3)	0.44%	1.51%	6.05%	7.19%	0.03%	0.25%	0.22%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	87.78%	88.39%	89.38%	82.07%	88.30%	90.66%	30.63%
Qualified Short Term Capital Gain (6)	0.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and NewYork, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short term capital gain and net investment income).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

Annual Report March 2011 / 141

Metropolitan West Funds

Privacy Notice (Unaudited)

The Trust collects nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally;

•	Information about your transactions with us or others;

•	Information you submit to us in correspondence, including emails; and

•	Information about any bank account you use for transfers between your bank account and any custodial account, including information provided when effecting wire transfers.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities. We shall limit access to your personal account information to those agents of the Trust who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain safeguards to guard your nonpublic personal information.

If, at any time in the future, it is necessary to disclose any of your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure.

142 / Annual Report March 2011

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MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information (SAI) which is available without charge by calling (800) 241-4671.

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
Independent Trustees of the Trust*

Ronald J. Consiglio (1943)	Trustee	Indefinite term, since 2003	Since 1999, Mr. Consiglio has served as the Managing Director of Synergy Trading, a securities-trading partnership. From 1999 through 2001, Mr. Consiglio was Executive Vice President and Chief Financial Officer of Trading Edge, Inc., a national automated bond-trading firm. From January 1993 to 1998, Mr. Consiglio served as Chief Executive Officer and president of Angeles Mortgage Investment Trust, a publicly traded Real Estate Investment Trust. Before that position, he served as Senior Vice President and Chief Financial Officer of Cantor Fitzgerald & Co. and as a member of its board of directors. Mr. Consiglio is a certified public accountant and was an audit partner with Deloitte Haskins & Sells from 1977 through 1984.	7	Mannkind Corp. (Pharmaceutical Preparations)

Patrick C. Haden (1953)	Trustee	Indefinite term, since 2010	Since August 2010, Mr. Haden has served as the Athletic Director of University of Southern California. Prior to August 2010, he was the General Partner of Riordan, Lewis & Haden (Private Equity Firm)	7	Tetra Tech, Inc. (Environmental Consulting); TCW Funds (Mutual Fund); TCW Strategic Income Fund, Inc. (Closed-end Fund)

Martin Luther King III (1957)	Trustee	Indefinite term, since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	7	None

Annual Report March 2011 / 145

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Peter McMillan (1958)	Trustee	Indefinite term, since 2008	Since 2000, Mr. McMillan has served as the co-founder and Managing Partner of Willowbrook Capital Group LLC, an investment advisory firm. He has also served as a co-founder and Executive Vice President of KBS Capital Advisors, a manager of real estate investment trusts, since 2005.	7	KBS Real Estate Investment Trust I and KBS Real Estate Investment Trust II and KBS Strategic Opportunity REIT, Inc. (Real Estate Investments); Steinway Musical Instruments, Inc. (Musical Instruments Manufacturing); TCW Funds (Mutual Funds)

Robert G. Rooney (1958)	Trustee	Indefinite term, since 2009	From 2006 until 2011, Mr. Rooney served as Executive Vice President and Chief Operating Officer of Affinion Group, Inc. (“Affinion”), a customer engagement and loyalty company. Previously, he was Executive Vice President and interim Chief Financial Officer at Affinion from October 2005 to January 2006. Between November 2004 and October 2005, Mr. Rooney was Executive Vice President at CMG (predecessor to Affinion) and between January 2004 to October 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at CMG. From July 2001 to January 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at Trilegiant, a subsidiary of Affinion.	7	None

Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002 and 2008, respectively	Mr. Tarica has served as the Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that also manages a fixed income hedge fund since February of 2001. Since 2005, Mr. Tarica also has served as an employee of Sanders Morris Harris, a Houston-based broker-dealer, for purposes of managing a fixed-income portfolio.	7	None

Daniel D. Villanueva (1937)	Trustee	Indefinite term, since 1997	Mr. Villanueva has been a managing partner of RC Fontis Partners (a private equity fund) since January of 2006. Prior to this, he served as the Chairman and Managing Director of Bastion Capital Corporation, an investment firm, from 1990 to 2005.	7	Citibank- Banamex (USA); Southwest Airlines (Airline)
Interested Trustees**

Charles Baldiswieler (1958)	Trustee	Indefinite term, since 2011	Mr. Baldiswieler is a Group Managing Director for the Advisor, TCW Asset Management Company and Trust Company of the West. Mr. Baldiswieler joined TCW in 1995.	7	TCW Funds (Mutual Fund); TCW Strategic Income Fund, Inc. (Closed-end Fund)

146 / Annual Report March 2011

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Laird Landmann (1964)	Trustee and Executive Vice President	Indefinite term, since 2008 and 2007, respectively	Presently, Mr. Landmann is a Group Managing Director of TCW. Since August 1996, Mr. Landmann has been a Managing Director and Generalist Portfolio Manager with the Adviser. Since March 2005, he has been a Portfolio Manager with West Gate Advisors, LLC.	7	MetWest Enhanced TALF Strategy Fund, Ltd.

Officers of the Trust who are not Trustees

David B. Lippman (1958)	President and Principal Executive Officer	Indefinite term, since November 2008	Mr. Lippman is a Group Managing Director of TCW. He has been a Managing Director with the Adviser since October 2001. He has been the CEO of MetWest since June 2008. Mr. Lippman has served as a Generalist Portfolio Manager with the Adviser since August 2001.	N/A	N/A

David S. DeVito (1962)	Treasurer and Chief Financial Officer	Indefinite term, since 2010	Presently, Mr. DeVito is Executive Vice President and Chief Administrative Officer of the Adviser, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer, Chief Financial Officer and Director, TCW Strategic Income Fund, Inc.	N/A	N/A

Eric Chan (1978)	Secretary and Assistant Treasurer	Indefinite term, since 2010	Presently, Mr. Chan is Senior Vice President of Fund Operations for the Adviser. He has worked for the Adviser since November 2006. Mr. Chan is a Certified Public Accountant.	N/A	N/A

Bibi Khan (1953)	Vice President	Indefinite term, since 2007	Presently, Ms. Khan is Managing Director of Operations for the Adviser. She has worked for the Adviser since 2005. From 2003 through 2005, Ms. Khan served as Director, Securities Group Operations Manager for Columbia Management (formerly Banc of America Capital Management, LLC). Ms. Khan is a Certified Trust and Financial Analyst (CFTA).	N/A	N/A

Tad Rivelle (1961)	Executive Vice President	Indefinite term, since 2007	Mr. Rivelle is Chief Investment Officer of Fixed Income and Group Managing Director with the Adviser since August 1996.	N/A	N/A

Steve Kane (1962)	Executive Vice President	Indefinite term, since 2007	Mr. Kane has been a Generalist Portfolio Manager with the Adviser since August 1996.	N/A	N/A

Cal Rivelle (1958)	Executive Vice President	Indefinite term, since 2009	Mr. Rivelle has served as Executive Vice President of the Funds since March 2009. He has been the Chief Operating Officer of the Adviser and West Gate Advisors, LLC since June 2008, and was the Chief Technology Officer of the Adviser from October 2008 to June 2009.	N/A	N/A

Annual Report March 2011 / 147

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Vincent Bencivenga (1951)	Chief Compliance Officer	Indefinite term, since 2009	Mr. Bencivenga has served as Chief Compliance Officer of the Funds since September 2009. He had been the Deputy Anti-Money Laundering (AML) Officer of the Funds from March 2009 to September 2009. He has been the President of RegComply.Net, a regulatory compliance consulting firm, since its founding in September 2008. From June 2004 through February 2008, Mr. Bencivenga was Chief Compliance Officer of McMorgan & Company, a registered investment adviser in San Francisco.	N/A	N/A

Scott Brody (1968)	Anti-Money Laundering Compliance Officer	Indefinite term, since 2009	Mr. Brody has served as Anti-Money Laundering (AML) Officer of the Funds since December 2009. He served as Chief Compliance of Associated Securities Corp. from February 2009-October 2009 as well as VP, Compliance and AML Officer from January 2006-October 2009. From January 2005 through January 2006, Mr. Brody was Senior Compliance Analyst for ING/Financial Network Investment Corp., and from August 2002-January 2005 was a Senior Compliance Analyst for CUSO Financial Services, LP. Mr. Brody holds the Series 4, 7, 24, 53, 63, & 66 FINRA Securities licenses.	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Trust as defined in the 1940 Act.

** Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.

***For	purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Los Angeles, CA 90017.

148 / Annual Report March 2011

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BOARD OF TRUSTEES

Andrew Tarica

Laird Landmann

Peter McMillan

Martin Luther King, III

Daniel D. Villanueva

Ronald J. Consiglio

Robert G. Rooney

Patrick C. Haden

Charles Baldiswieler

OFFICERS

David Lippman

President and Principal Executive Officer

David S. DeVito

Treasurer, Chief Financial Officer and Principal

Accounting Officer

Vincent Bencivenga

Chief Compliance Officer

ADVISER

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Floor 1800

Los Angeles, CA 90017

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Deloitte & Touche LLP

350 S. Grand Ave., Suite 200

Los Angeles, CA 90071

DISTRIBUTOR

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP

55 Second Street, 24th Floor

San Francisco, CA 94105-3441

For Additional Information about the Metropolitan West Funds call: (213) 244-0000 or (800) 241-4671 (toll-free) www.mwamllc.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	N/A

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio and Robert Rooney are qualified to serve as audit committee financial experts serving on its audit committee and they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $369,000 in 2011 and $410,000 in 2010.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2011 and $0 in 2010.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $29,400 in 2011 and $29,400 in 2010. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns (Form 1120-RIC and Form 100 CA) and year end Excise Tax review.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2011 and $0 in 2010.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $610,700 in 2011 and $685,700 in 2010.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David Lippman
David Lippman, President and Principal Executive Officer (principal executive officer)

Date    6/1/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Lippman
David Lippman, President and Principal Executive Officer (principal executive officer)

Date    6/1/11

By (Signature and Title)*	/s/ David S. DeVito
David S. DeVito, Treasurer (principal financial officer)

Date    6/1/11

* Print the name and title of each signing officer under his or her signature.

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